UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: August 31, 2009

Date of reporting period: September 1, 2008 — February 28, 2009

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PEMMX

Putnam Emerging Markets Equity Fund

Semiannual Report 2|28|09

A world of investing.™

Putnam INVESTMENTS

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

Since 1937, when George Putnam created a prudent mix of stocks and bonds in a single, professionally managed portfolio, we have championed the wisdom of the balanced approach. Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios so investors can pursue a range of financial goals. Our seasoned portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in service excellence, in the value of experienced financial advice, and in putting clients first in everything we do.

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

Putnam
Emerging Markets
Equity Fund

2|28|09
Semiannual Report

Message from the Trustees	2
About the fund	4
Performance snapshot	6
Interview with your fund’s Portfolio Manager	7
Performance in depth	12
Expenses	13
Your fund’s management	15
Terms and definitions	16
Trustee approval of management contract	17
Other information for shareholders	21
Financial statements	22

Message from the Trustees

Dear Fellow Shareholder:

Financial markets have experienced significant upheaval for well over a year. Responses by governmental and financial authorities, including passage of a nearly $800 billion economic stimulus plan by Congress, have been rapid and often unprecedented in scale.

While it is difficult to predict how markets will perform in the near term, history shows that they have always recovered, with bull markets consistently outlasting bear markets over the long term. Under President and Chief Executive Officer Robert L. Reynolds, Putnam Investments has instituted several changes to prepare Putnam for the eventual recovery. In recent months, Putnam has hired top money management talent, added several seasoned equity analysts, and clarified how investment decisions are made.

Your portfolio manager is Daniel Graña. Mr. Graña joined Putnam in 1999 as an equity research analyst, covering the emerging-market, financials, and consumer goods sectors. He was promoted to his current role in 2003 and is a CFA charterholder. He has been in the investment industry since 1993.

We also are pleased to announce that Ravi Akhoury has been elected to the Board of Trustees of the Putnam Funds. Mr. Akhoury brings a wealth of experience and knowledge to the oversight of the Funds that will be of great benefit to Putnam shareholders. From 1992 to 2007, Mr. Akhoury was Chairman and CEO of MacKay Shields, a

multi-product investment management firm with over $40 billion in assets under management. He serves as advisor to New York Life Insurance Company, and previously was a member of its Executive Management Committee.

We would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Pursuing growth opportunities in developing economies

The world’s emerging markets — from Mexico and Brazil to Poland and Turkey —offer investors attractive opportunities. These markets can generate sustained economic growth in excess of most developed economies, and are home to stocks of world-class companies that sell at attractive valuations.

Putnam Emerging Markets Equity Fund pursues growth by investing in stocks of companies that are headquartered in emerging markets across Asia, Latin America, Eastern Europe, the Middle East, and Africa.

During the 1980s and 1990s, emerging markets were set back by several high-profile crises, including the Mexican Peso Crisis of 1994, the so-called “Asian Contagion” of 1997, and the Russian Debt Default of 1998. At the root of these events was an over-reliance on capital from abroad and a lack of economic infrastructure to channel capital into productive purposes.

Following these crises, a number of the countries involved implemented structural reforms to stabilize investment and economic development potential. Examples include improved corporate governance, more highly developed commercial and legal structures, and responsible fiscal and monetary policies.

Over the past decade, emerging markets have benefited from more locally generated economic growth. Infrastructure development, such as the construction of roads, port facilities, and urban centers, has provided many countries with greater production capacity. A higher level of domestic consumer spending has been a source of more sustainable growth, because it is less dependent on conditions in other markets.

As a result, the more recent history of many emerging markets has been one of strength and stabilization. In many of these countries, national wealth has risen rapidly in recent years. Also, economic growth has proceeded at a more rapid pace than in most of the world’s developed markets.

The fund seeks to invest in companies benefiting from the rising wealth and infrastructure development in emerging markets. It targets stocks believed to be worth more than their current prices indicate. To identify these stocks, Putnam makes use of its extensive global research capabilities with more than 30 years of experience investing internationally, and over a decade of experience investing in emerging markets.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. The use of derivatives involves special risks and may result in losses.

Stock selection relies on
fundamental research and
a thorough process

In selecting holdings for the portfolio, the fund manager works autonomously while taking advantage of Putnam’s global research resources, because investing in emerging economies requires consistent insights from multiple information sources. The investment process has three key stages:

Stock analysis

With support from Putnam’s global industry analysts, the fund manager screens over 1,000 stocks from across emerging markets to find the most attractive 250 candidates for the fund. He then analyzes these stocks with fundamental tools to find those with the most attractive valuations relative to their growth potential.

Macroeconomic factors

The fund manager incorporates valuable top-down, macroeconomic insights about individual emerging markets from Putnam’s global asset allocation group, emerging markets debt team, and currency investment unit.

Portfolio construction

Putnam’s proprietary risk management tools help in building a balanced portfolio of approximately 80 stocks, making sure that it has exposure to diverse sources of return to mitigate risk.

Developments and events that have affected emerging markets

Performance snapshot

Average annual total return (%) comparison as of 2/28/09

Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects. See pages 7 and 12–13 for additional performance information. For a portion of the period, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit putnam.com.

Interview with your
fund’s Portfolio Manager

Daniel Graña

Daniel, the fund was launched at a difficult time in financial markets. How did it perform during its first five months?

The fund began operations on September 30, 2008, coinciding with one of the most severe market declines in a century. Even though the credit crisis originated in developed economies, the level of investor pessimism exhibited in the fourth quarter of 2008 spread to all stock markets globally. Emerging markets were hit particularly hard.

For the five-month period that ended February 28, 2009, the fund’s class A shares at net asset value declined 38.80%, compared with a decline of 35.11% in the MSCI Emerging Markets Index, the fund’s unmanaged benchmark. The primary source of portfolio underperformance came from stock selection in the financials, commodities, and industrial sectors. On a country level, our holdings in South Africa, South Korea, and the United Arab Emirates were the culprits.

While these figures are clearly disappointing, they mask a sharp division between the fourth quarter, which

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the five-month period beginning with the fund’s inception (9/30/08) and ending on 2/28/09. See page 6 and pages 12–13 for additional fund performance information. Index descriptions can be found on page 16.

was dominated by fear, and the first two months of 2009, when emerging markets generally outperformed developed markets. During this, albeit brief, period, the fund’s return of –11.18% for class A shares outpaced those of both its benchmark [–11.73%] and the United States, as measured by the S&P 500 Index [–18.18%].

Which stocks aided fund performance during the period?

Stock selections in the technology and communications services sectors helped fund performance, with strong gains from holdings such as Shanda Interactive Entertainment, Comba Telecom Systems, BYD Electronic International, and AsiaInfo Holdings. (BYD was sold during the period.)

Favorable stock selection in the transportation sector also enhanced the portfolio’s relative performance.

Which stocks detracted from fund performance?

Overweight and out-of-benchmark positions in Aldar Properties, Focus Media Holding, Murray & Roberts Holdings, Aveng, and PT Indofood Sukses Makmur were the top detractors. Focus Media and PT Indofood were sold during the period. On a sector level, stock positions in financials and commodities such as steel, which was hurt by a sharp drop in demand during the period, took a disproportionate toll on performance.

Top 10 holdings

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 2/28/09. Holdings will vary over time.

HOLDING (percentage of fund’s net assets)	COUNTRY	INDUSTRY

America Movil SAB de CV ADR Ser. L (3.2%)	Mexico	Telecommunications
Petroleo Brasileiro SA ADR (Preference) (3.1%)	Brazil	Oil and gas
China Mobile, Ltd. (2.8%)	China	Telecommunications
Petroleo Brasileiro SA ADR (2.7%)	Brazil	Oil and gas
Teva Pharmaceutical Industries, Ltd. ADR (2.6%)	Israel	Pharmaceuticals
Samsung Electronics Co., Ltd. (2.5%)	South Korea	Electronics
Taiwan Semiconductor Manufacturing Co., Ltd. (2.3%)	Taiwan	Semiconductor
Enersis SA ADR (2.2%)	Chile	Electric utilities
Unibanco-Uniao de Bancos Brasileiros SA ADR (2.2%)	Brazil	Banking
Industrial & Commercial Bank of China (2.2%)	China	Banking

In view of the fund’s difficult start, do you see a future for investing in emerging markets?

The fundamental case for investing in emerging markets today is that they are better prepared than many developed economies to withstand the current downturn — a decline that began in the United States. Emerging markets experienced a series of crises more than 10 years ago that ushered in a wave of economic reforms. Since then, many policymakers in these countries have maintained sound economic policies, leading to lower inflation, stronger currencies, and more reliable consumer spending. At the same time, improved corporate governance, better-regulated banking systems, and responsible fiscal and monetary policies have attracted a more dependable stream of foreign investment.

It has been said in the past that when the U.S. sneezed, the rest of the world caught a cold. Today, the governments of emerging-market countries are cutting interest rates and spending on infrastructure (e.g., roads and bridges) to stimulate domestic growth. Given that 85% of the world’s population lives in developing countries, the expanding wealth of these citizens is a potential powerful driver of future growth.

Is there a similar case to be made for the securities of emerging-market companies?

Emerging markets are already home to many world-class companies that

Country allocations as of 2/28/09

The top 10 country allocations represent 86.5% of the portfolio value and will vary over time. The remaining portfolio holdings are allocated among nine other countries.

supply, compete with, and buy from developed-market companies.

Corporate governance has improved, and accounting standards have become more like those in developed markets. In fact, heading into the current economic slump, emerging market balance sheets are much healthier than they were prior to past global slowdowns. We believe emerging-market companies on average face better growth prospects, are more profitable, and have more attractive valuations today than those of their developed-market peers.

What is your approach to researching and investing in emerging markets?

At Putnam, we are fortunate to have a robust cadre of portfolio managers and analysts that functions autonomously within the overall investment group. We take a “kick the tires” approach — that is, we spend a great deal of our time visiting companies around the world. We will not invest in a company unless we have met its management face to face. Knowing the cultural differences between countries is key to a successful interview with a company’s management team. (The difference between a meeting in South Korea and one in Brazil, for example, cannot be overstated.)

In addition to our fundamental, bottom-up research, we incorporate macroeconomic, sector, country, and quantitative insights into our stock selection process so that we can evaluate the attractiveness of individual companies within the context of local and global market influences. We look at a range of possible outcomes for any given security, and we strive to take a pragmatic approach, informed by as many diverse insights as possible.

IN  THE  NEWS

In its most dire forecast since World War II, the World Bank predicted in early March that the global economy and global trade would contract in 2009. The World Bank, which provides financial and technical assistance to developing nations, said that the subprime mortgage crisis that began in the United States has damaged the economies of the world’s poorer countries. Nations in Latin America, Africa, and East Asia have had their growth curtailed and their access to credit pinched. In late January, the World Bank’s sister organization, the International Monetary Fund, reduced its estimate for global growth this year to just 0.5%, the lowest level in more than 60 years.

Daniel, what should we expect for the balance of 2009?

In my view, the success of a sustainable rally of emerging-market stocks will depend on how well the developed nations, particularly the United States and Western European countries, handle the aftermath of the economic crisis. As mentioned earlier, we believe the resiliency and durability of many emerging markets are greater today than in past economic cycles. Industrialization of these economies is changing the balance of global growth akin to the industrialization of the United States in the late 1800s and early 1900s. Emerging markets today exhibit consumption trends that are driving forces of the global economy, and internal growth is expanding these countries’ middle classes — a key to continued self-sustaining growth. Moreover, stock valuations in emerging markets are far lower than those in the United States.

Although we are optimistic about emerging markets as a whole, certain markets, including the Persian Gulf countries, Brazil, and China, should recover more quickly than others because they have better economic and fiscal policies in place. We expect to remain overweight in these countries and to take a more defensive stance in other areas (Eastern Europe, for example) as the global economy moves from recession to recovery.

Thank you, Daniel, for your insights today.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for the period ended February 28, 2009, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents performance since September 30, 2008, the fund’s inception date. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section of putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for the period ended 2/28/09

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(9/30/08)		(9/30/08)		(9/30/08)		(9/30/08)		(9/30/08)	(9/30/08)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	–38.80%	–42.32%	–39.00%	–42.05%	–39.00%	–39.61%	–39.00%	–41.12%	–38.90%	–38.80%

After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects.

For a portion of the period, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 90 days of purchase.

Comparative index returns For the period ended 2/28/09

		Lipper Emerging Markets Funds
	MSCI Emerging Markets Index	category average*

Life of fund	–35.11%	–39.12%

Index and Lipper results should be compared to fund performance at net asset value.

* Over the life-of-fund period ended 2/28/09, there were 351 funds in this Lipper category.

Fund price and distribution information For the period ended 2/28/09

	Class A		Class B	Class C	Class M		Class R	Class Y

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

9/30/08*	$10.00	$10.61	$10.00	$10.00	$10.00	$10.36	$10.00	$10.00

2/28/09	6.12	6.49	6.10	6.10	6.10	6.32	6.11	6.12

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

* Inception date of the fund.

Fund performance as of most recent calendar quarter
Total return for the period ended 3/31/09

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(9/30/08)		(9/30/08)		(9/30/08)		(9/30/08)		(9/30/08)	(9/30/08)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	–30.10%	–34.12%	–30.40%	–33.88%	–30.40%	–31.10%	–30.30%	–32.72%	–30.20%	–30.00%

Fund’s annual operating expenses

The table below shows the fund’s estimated annual operating expenses for its first fiscal year, which ends on August 31, 2009.

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses*	1.85%	2.60%	2.60%	2.35%	2.10%	1.60%

Total annual fund operating expenses	2.45	3.20	3.20	2.95	2.70	2.20

* Reflects Putnam Management’s decision to contractually limit expenses through 8/31/09.

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The following table shows the expenses you would have paid on a $1,000 investment in Putnam Emerging Markets Equity Fund from September 30, 2008 (commencement of operations), to February 28, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$6.24	$8.75	$8.75	$7.91	$7.08	$5.40

Ending value (after expenses)	$612.00	$610.00	$610.00	$610.00	$611.00	$612.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the period from 9/30/08 (commencement of operations), to 2/28/09.The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the period ended February 28, 2009, use the following calculation method.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$7.80	$10.92	$10.92	$9.88	$8.84	$6.75

Ending value (after expenses)	$1,013.08	$1,009.95	$1,009.95	$1,010.99	$1,012.04	$1,014.12

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the period from 9/30/08 (commencement of operations) to 2/28/09.The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund’s annualized
expense ratio	1.86%	2.61%	2.61%	2.36%	2.11%	1.61%

Average annualized expense
ratio for Lipper peer group*	1.86%	2.61%	2.61%	2.36%	2.11%	1.61%

* Putnam keeps fund expenses below the Lipper peer group average expense ratio by limiting our fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage/service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect 12b-1 fees. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times; the fund’s expense ratio shown here is annualized data for the period from 9/30/08 (commencement of operations), to 2/28/09, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 12/31/08.

Your fund’s management

Your fund’s Portfolio Manager is Daniel Graña.

Portfolio management fund ownership

The following table shows how much the fund’s current Portfolio Manager has invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of February 28, 2009.

Putnam employee fund ownership

The following table shows the approximate value of investments in the fund and all Putnam funds by Putnam employees as of February 28, 2009. These amounts include investments by the employees’ immediate family members and investments through retirement and deferred compensation plans.

	Assets in the fund	Total assets in all Putnam funds

Putnam employees	$262,000	$311,000,000

Other Putnam funds managed by the Portfolio Manager

Daniel Graña may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Morgan Stanley Capital International (MSCI) Emerging Markets Index is an unmanaged index of equity securities from emerging markets.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

In May 2008, the Putnam funds’ Board of Trustees, which oversees the management of each Putnam fund, approved, for an initial term of two years, your fund’s management contract with Putnam Investment Management (“Putnam Management”); the sub-management contract, in respect of your fund, between Putnam Management’s affiliate, Putnam Investments Limited (“PIL”), and Putnam Management; and the sub-advisory contract, in respect of your fund, among The Putnam Advisory Company (“PAC”), PIL and Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requested and evaluated all information it deemed reasonably necessary under the circumstances. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the initial execution of your fund’s management, sub-management and sub-advisory contracts. In conjunction with its annual review of the management contracts of each Putnam fund, the Contract Committee subsequently recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2008. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL and PAC as separate entities, except as otherwise indicated below, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the proposed fee schedule for your fund represented reasonable compensation in light of the nature and quality of the services to be provided to the fund, the fees paid by competitive funds and comparable Putnam funds, and the costs expected to be incurred by Putnam Management in providing such services, and

• That this fee schedule would represent an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at anticipated future asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the application of certain expense reductions and waivers and other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund were considered in light of fee arrangements for the other Putnam funds, which are the result of many years of review and discussion between the Independent Trustees and Putnam Management, and that the Trustees’ conclusions may be based, in part, on their consideration of these arrangements for other Putnam funds in the current and prior years.

Management fee schedules and
categories; total expenses

The Trustees considered your fund’s proposed management fee schedule, including fee levels and breakpoints. The Trustees considered Putnam Management’s representation that investment research and portfolio management for your fund would be particularly labor-intensive, given the breadth of the emerging market investment universe and the increased risks associated with investing in emerging market companies. The Trustees also noted that the proposed fee schedule was consistent with the current fee schedules of other Putnam international funds, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for funds in your fund’s Lipper category. The Trustees also noted that expense ratios for a number of Putnam funds were currently being controlled by expense limitations initially implemented in January 2004. The Trustees have received a commitment from Putnam Management and its parent company to continue this program of expense limitations for all Putnam funds through at least June 30, 2009, and, for your fund, through at least August 31, 2009 (the end of its first fiscal year). These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders of the Putnam funds well since its inception.

• Economies of scale. Under its management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, if the fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure for the Putnam funds during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule proposed for your fund represented an appropriate sharing of economies of scale at projected asset levels.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ decision to approve your fund’s initial management contract with Putnam Management. The Trustees are assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which generally meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

Because your fund was not yet operational, the Trustees were not able to consider your fund’s recent performance prior to their initial approval and subsequent continuance of your fund’s management, sub-management and sub-advisory contracts.

Brokerage and soft-dollar allocations;
other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered changes made in 2008, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy, which expanded the permitted categories of brokerage and research services payable with soft dollars and increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ review of your fund’s initial management contract arrangements also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the investor servicing agreement with Putnam Fiduciary Trust Company, each of which provides benefits to affiliates of Putnam Management.

Comparison of retail and institutional
fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the Putnam funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Approval of the Sub-Management
Contract between Putnam
Management and Putnam
Investments Limited and the
Sub-Advisory Contract among
Putnam Management, Putnam
Investments Limited andThe Putnam
Advisory Company

In May 2008, the Trustees approved a sub-management contract between Putnam Management and PIL in respect of your fund, under which PIL’s London office would manage a separate portion of the assets of the fund. Also in May 2008, the Trustees approved a sub-advisory contract among Putnam Management, PIL and PAC in respect of your fund, under which PAC’s Tokyo branch would begin providing non-discretionary investment services and its Singapore branch would begin providing discretionary investment management services for your fund. The Contract Committee reviewed information provided by Putnam Management, PIL and PAC and, upon completion of this review, recommended, and the Independent Trustees and the full Board of Trustees approved, the sub-management and sub-advisory contracts in respect of your fund, effective May 9, 2008.

The Trustees considered numerous factors they believed relevant in approving your fund’s sub-management and sub-advisory contracts, including Putnam Management’s belief that the interest of shareholders would be best served by utilizing investment professionals in PIL’s London office and PAC’s Tokyo and Singapore offices to manage a portion of your fund’s assets and PIL’s and PAC’s expertise in managing assets invested in European and Asian markets, respectively. The Trustees also considered that applicable securities laws require a sub-advisory relationship among Putnam Management, PIL and PAC in order for Putnam’s investment professionals in London, Tokyo and Singapore to be involved in the management of your fund. The Trustees noted that Putnam Management, and not your fund, would pay the sub-management fee to PIL for its services, that Putnam Management and/or PIL, but not your fund, would pay the sub-advisory fee to PAC for its services, and that the sub-management and sub-advisory relationships with PIL and PAC, respectively, will not reduce the nature, quality or overall level of service provided to your fund.

Other information for shareholders

Important notice regarding delivery
of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2008, are available in the Individual Investors section of putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 2/28/09 (Unaudited)

COMMON STOCKS (92.0%)*	Shares	Value

Airlines (1.3%)
Air Arabia (United Arab Emirates) †	180,590	$45,773

		45,773
Banking (11.0%)
ABSA Group, Ltd. (South Africa)	5,956	52,492

Banco Itau Holding Financeira SA ADR (Brazil)	5,736	52,656

China Construction Bank Corp. (China)	81,000	40,482

Industrial & Commercial Bank of China (China)	197,000	79,249

Qatar National Bank SAQ (Qatar)	1,451	28,472

State Bank of India GDR (India)	756	30,459

Turkiye Garanti Bankasi AS (Turkey) †	31,406	38,238

Unibanco-Uniao de Bancos Brasileiros SA ADR (Brazil)	1,524	79,751

		401,799
Basic materials (3.5%)
Companhia Vale do Rio Doce (CVRD) ADR (Brazil)	5,400	69,606

Companhia Vale do Rio Doce (CVRD) (Preference A) ADR (Brazil)	5,200	57,980

		127,586
Beverage (1.1%)
Fomento Economico Mexicano SA de CV ADR (Mexico)	1,709	39,375

		39,375
Broadcasting (1.3%)
Grupo Televisa SA de CV ADR (Mexico)	3,804	46,295

		46,295
Chemicals (1.7%)
Israel Chemicals, Ltd. (Israel)	8,135	62,309

		62,309
Coal (1.1%)
China Shenhua Energy Co., Ltd. (China)	21,000	40,484

		40,484
Communications equipment (0.6%)
Comba Telecom Systems Holdings, Ltd. (China)	80,000	21,235

		21,235
Consumer staples (1.1%)
Kimberly-Clark de Mexico SAB de CV Class A (Mexico)	13,200	41,833

		41,833
Electric utilities (4.5%)
Companhia Energetica de Minas Gerais ADR (Brazil)	3,694	50,460

Enersis SA ADR (Chile)	5,696	82,136

Tenaga Nasional Berhad (Malaysia)	19,500	33,770

		166,366
Electronics (4.2%)
High Tech Computer Corp. (Taiwan)	6,000	64,318

Samsung Electronics Co., Ltd. (South Korea)	296	91,543

		155,861
Energy (oil field) (1.1%)
Wellstream Holdings PLC (United Kingdom)	6,009	39,016

		39,016
Engineering and construction (3.7%)
Arabtec Holding Co. (United Arab Emirates)	84,708	33,708

Aveng, Ltd. (South Africa)	18,536	47,424

Murray & Roberts Holdings, Ltd. (South Africa)	9,770	35,758

Samsung Engineering Co., Ltd. (South Korea)	585	17,161

		134,051

COMMON STOCKS (92.0%)* cont.	Shares	Value

Financial (1.9%)
KB Financial Group, Inc. (South Korea) †	990	$18,827

Shinhan Financial Group Co., Ltd. (South Korea)	3,450	51,480

Shinhan Financial Group Co., Ltd. (Rights) (South Korea) † F	488	1,019

		71,326
Food (1.1%)
Chaoda Modern Agriculture (China)	67,200	38,544

		38,544
Homebuilding (0.9%)
Desarrolladora Homex SA de CV ADR (Mexico) †	2,697	33,766

		33,766
Household furniture and appliances (1.1%)
Steinhoff International Holdings, Ltd. (South Africa) †	36,950	41,036

		41,036
Insurance (2.0%)
China Life Insurance Co., Ltd. (China)	26,000	72,322

		72,322
Machinery (1.3%)
China National Materials Co., Ltd. (China) †	120,000	48,323

		48,323
Metals (4.6%)
AngloGold Ashanti, Ltd. (South Africa)	792	23,550

Cia de Minas Buenaventura SA ADR (Peru)	1,926	37,095

POSCO (South Korea)	248	50,229

Real Gold Mining, Ltd. 144A (China) †	10,000	6,770

Usinas Siderurgicas de Minas Gerais SA Class A (Usiminas) (Preference) (Brazil)	4,830	52,671

		170,315
Oil and gas (12.8%)
China Petroleum & Chemical Corp. (China)	146,000	75,182

CNOOC, Ltd. (China)	37,000	31,955

Gazprom (Russia)	23,261	72,479

Lukoil (Russia)	2,514	78,142

Petroleo Brasileiro SA ADR (Preference) (Brazil)	5,140	115,033

Petroleo Brasileiro SA ADR (Brazil)	3,551	98,469

		471,260
Pharmaceuticals (3.5%)
Aspen Pharmacare Holdings, Ltd. (South Africa) †	8,121	33,356

Teva Pharmaceutical Industries, Ltd. ADR (Israel)	2,145	95,624

		128,980
Retail (1.6%)
China Dongxiang Group Co. (China)	100,219	33,132

Hyundai Department Store Co., Ltd. (South Korea)	757	27,404

		60,536
Semiconductor (5.2%)
Global Unichip Corp. (Taiwan)	9,000	37,877

Greatek Electronics, Inc. (Taiwan)	55,000	31,489

Macronix International (Taiwan)	114,000	36,103

Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	68,000	85,297

		190,766
Software (3.7%)
AsiaInfo Holdings, Inc. (China) †	3,647	44,530

Shanda Interactive Entertainment, Ltd. ADR (China) †	2,288	75,092

The9, Ltd. ADR (China)	1,482	17,295

		136,917

COMMON STOCKS (92.0%)* cont.			Shares	Value

Telecommunications (13.3%)
America Movil SAB de CV ADR Ser. L (Mexico)			4,569	$116,418

China Mobile, Ltd. (China)			12,000	103,289

China Mobile, Ltd. ADR (China)			488	21,155

Globe Telecom, Inc. (Philippines)			2,730	43,474

Mobile Telesystems ADR (Russia)			1,974	46,764

MTN Group, Ltd. (South Africa)			8,640	73,544

Partner Communications Co., Ltd. (Israel)			3,131	45,234

PT Telekomunikasi (Indonesia)			37,000	19,284

Telekomunikasi Indonesia Tbk PT ADR (Indonesia)			913	19,447

				488,609
Telephone (2.2%)
Empressa Nacional de Telecomunicaciones SA (Chile)			1,611	17,502

Qatar Telecom Q-Tel QSC (Qatar)			1,499	36,554

Telecomunicacoes de Sao Paulo SA ADR (Brazil)			1,495	27,478

				81,534
Trucks and parts (0.6%)
Hyundai Mobis (South Korea)			440	20,999

				20,999
Total common stocks (cost $4,430,187)				$3,377,216

WARRANTS (2.8%)* †	Expiration	Strike
	date	price	Warrants	Value

Aldar Properties 144A (United Arab Emirates)	1/12/10	AED 0.00001	43,874	$28,189

Housing Development Finance 144A (India)	11/25/09	$0.01	1,541	38,412

Infosys Technologies, Ltd. 144A (India)	1/15/10	0.0001	1,464	35,254

Total warrants (cost $175,872)				$101,855

SHORT-TERM INVESTMENTS (5.9%)*			Shares	Value
Federated Prime Obligations Fund			215,926	$215,926

Total short-term investments (cost $215,926)				$215,926

TOTAL INVESTMENTS

Total investments (cost $4,821,985)				$3,694,997

Key to holding’s currency abbreviations

AED	United Arab Emirates Dirham
USD/$	United States Dollar

* Percentages indicated are based on net assets of $3,672,200.

† Non-income-producing security.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as a Level 2 or Level 3 for FASB 157 disclosures based on the securities valuation inputs. On February 28, 2009, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

At February 28, 2009, liquid assets totaling $33,639 have been designated as collateral for open swap contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR or GDR after the name of a foreign holding stands for American Depository Receipts or Global Depository Receipts, respectively, representing ownership of foreign securities on deposit with a custodian bank.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at February 28, 2009 (as a percentage of Portfolio Value):

China	20.3%	India	2.8%

Brazil	16.4	Chile	2.7

South Africa	8.3	Qatar	1.8

South Korea	7.5	Philippines	1.2

Mexico	7.5	United Kingdom	1.1

Taiwan	6.9	Indonesia	1.0

United States	5.9	Turkey	1.0

Israel	5.5	Peru	1.0

Russia	5.3	Malaysia	0.9

United Arab Emirates	2.9	Total	100.0%

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 2/28/09 (Unaudited)

		Fixed payments	Total return
Swap counterparty/	Termination	received (paid) by	received by	Unrealized
Notional amount	date	fund per annum	or paid by fund	depreciation

Merrill Lynch Capital Services
$276	10/1/09	(1 month	MSCI 10 year	$(33,476)
		USD-LIBOR-BBA	Total Return Net
		minus 2.50%)	Emerging Markets
India USD Index

Total				$(33,476)

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. The Standard establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of February 28, 2009:

Valuation inputs	Investments in securities	Other financial instruments

Level 1	$1,554,357	$—

Level 2	2,139,621	(33,476)

Level 3	1,019	—

Total	$3,694,997	$(33,476)

Other financial instruments include futures, written options, TBA sale commitments, swaps and forward contracts which are valued at the unrealized appreciation/(depreciation) on the instrument.

The following is a reconciliation of Level 3 assets as of February 28, 2009:

	Investment in securities	Other financial instruments

Balance as of September 30, 2008
(commencement of operations)	$—	$—

Accrued discounts/premiums	—	—

Realized gain/(loss)	—	—

Change in net unrealized appreciation/(depreciation)	1,019	—

Net purchases/sales	—	—

Net transfers in and/or out of Level 3	—	—

Balance as of February 28, 2009	$1,019	$—

Other financial instruments include futures, written options, TBA sale commitments, swaps and forward contracts which are valued at the unrealized appreciation/(depreciation) on the instrument.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 2/28/09 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $4,821,985)	$3,694,997

Foreign currency (cost $29,307) (Note 1)	28,798

Dividends, interest and other receivables	14,405

Receivable for shares of the fund sold	4,993

Receivable for securities sold	53,596

Receivable from Manager (Note 2)	38,567

Unamortized offering costs (Note 1)	80,513

Total assets	3,915,869

LIABILITIES

Payable to custodian (Note 2)	12,700

Payable for securities purchased	34,674

Payable for shares of the fund repurchased	21,311

Payable for investor servicing fees (Note 2)	1,412

Payable for custodian fees (Note 2)	17,333

Payable for Trustee compensation and expenses (Note 2)	734

Payable for administrative services (Note 2)	2,662

Payable for distribution fees (Note 2)	1,522

Payable for offering costs (Note 1)	76,676

Unrealized depreciation on swap contracts (Note 1)	33,476

Payable for reports to shareholders	14,755

Payable for auditing	15,318

Other accrued expenses	11,096

Total liabilities	243,669

Net assets	$3,672,200

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1, 4 and 5)	$5,682,620

Undistributed net investment income (Note 1)	9,654

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(858,276)

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(1,161,798)

Total — Representing net assets applicable to capital shares outstanding	$3,672,200

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($3,339,796 divided by 545,980 shares)	$6.12

Offering price per class A share (100/94.25 of $6.12)*	$6.49

Net asset value and offering price per class B share ($38,210 divided by 6,266 shares)**	$6.10

Net asset value and offering price per class C share ($11,971 divided by 1,963 shares)**	$6.10

Net asset value and redemption price per class M share ($14,041 divided by 2,300 shares)	$6.10

Offering price per class M share (100/96.50 of $6.10)*	$6.32

Net asset value, offering price and redemption price per class R share
($6,110 divided by 1,000 shares)	$6.11

Net asset value, offering price and redemption price per class Y share
($262,072 divided by 42,799 shares)	$6.12

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations
For the period 9/30/08 (commencement of operations) to 2/28/09 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $4,601)	$35,499

Interest	2,325

Total investment income	37,824

EXPENSES

Compensation of Manager (Note 2)	15,262

Investor servicing fees (Note 2)	1,613

Custodian fees (Note 2)	17,720

Trustee compensation and expenses (Note 2)	5,598

Administrative services (Note 2)	6,449

Distribution fees — Class A (Note 2)	3,682

Distribution fees — Class B (Note 2)	70

Distribution fees — Class C (Note 2)	41

Distribution fees — Class M (Note 2)	31

Distribution fees — Class R (Note 2)	14

Amortization of offering costs (Note 1)	57,455

Reports to shareholders	15,105

Auditing	24,060

Legal	10,847

Other	5,570

Fees waived and reimbursed by Manager (Note 2)	(135,020)

Total expenses	28,497

Expense reduction (Note 2)	(327)

Net expenses	28,170

Net investment income	9,654

Net realized loss on investments (Notes 1 and 3)	(838,473)

Net realized loss on swap contracts (Note 1)	(34,244)

Net realized gain on foreign currency transactions (Note 1)	14,441

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(1,334)

Net unrealized depreciation of investments and swap contracts during the period	(1,160,464)

Net loss on investments	(2,020,074)

Net decrease in net assets resulting from operations	$(2,010,420)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS	For the period 9/30/08
(commencement of operations)
to 2/28/09*

Operations:
Net investment income	$9,654

Net realized loss on investments and foreign currency transactions	(858,276)

Net unrealized depreciation of investments and
assets and liabilities in foreign currencies	(1,161,798)

Net decrease in net assets resulting from operations	(2,010,420)

Redemption fees (Note 1)	83

Increase from capital share transactions (Note 4)	682,537

Total decrease in net assets	(1,327,800)

NET ASSETS

Beginning of period (Note 5)	5,000,000

End of period (including undistributed net investment income of $9,654)	$3,672,200

* Unaudited

The accompanying notes are an integral part of these financial statements.

30

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31

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:								RATIOS AND SUPPLEMENTAL DATA:

			Net realized							Ratio of net
	Net asset value,		and unrealized	Total from				Net assets,	Ratio of expenses	investment income
	beginning	Net investment	gain (loss) on	investment	Redemption	Net asset value,	Total return at net	end of period	to average	(loss) to average	Portfolio
Period ended	of period	income (loss) [a,b]	investments	operations	fees [c]	end of period	asset value (%) [d]	(in thousands)	net assets (%) [b,e]	net assets (%) [b]	turnover (%)

Class A
February 28, 2009 **†	$10.00	.02	(3.90)	(3.88)	—	$6.12	(38.80) *	$3,340	.78 *	.27 *	57.35 *

Class B
February 28, 2009 **†	$10.00	(.01)	(3.89)	(3.90)	—	$6.10	(39.00) *	$38	1.09 *	(.08) *	57.35 *

Class C
February 28, 2009 **†	$10.00	— [c]	(3.90)	(3.90)	—	$6.10	(39.00) *	$12	1.09 *	(.06) *	57.35 *

Class M
February 28, 2009 **†	$10.00	— [c]	(3.90)	(3.90)	—	$6.10	(39.00) *	$14	.98 *	(.03) *	57.35 *

Class R
February 28, 2009 **†	$10.00	.01	(3.90)	(3.89)	—	$6.11	(38.90) *	$6	.88 *	.17 *	57.35 *

Class Y
February 28, 2009 **†	$10.00	.01	(3.89)	(3.88)	—	$6.12	(38.80) *	$262	.67 *	.12 *	57.35 *

* Not annualized.

** Unaudited.

† For the period September 30, 2008 (commencement of operations) to February 28, 2009.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amount (Note 2):

Percentage of
average net assets

February 28, 2009	3.68%

c Amount represents less than $0.01 per share.

d Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

e Includes amounts paid through expense offset arrangements (Note 2).

The accompanying notes are an integral part of these financial statements.

32	33

Notes to financial statements 2/28/09 (Unaudited)

Note 1: Significant accounting policies

Putnam Emerging Markets Equity Fund (the “fund”) is a diversified series of Putnam Funds Trust (the “trust”), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek long-term capital appreciation by investing in a portfolio primarily consisting of common stocks of small and midsized developing (also known as emerging) markets companies that Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam Investments, LLC, believes have favorable investment potential.

The fund offers class A, class B, class C, class M, class R and class Y shares. The fund commenced operations of each class of shares on September 30, 2008 and began offering each class of shares to the public on October 15, 2008. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. ClassY shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At February 28, 2009, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation which Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management.

34

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

C) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

D) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

E) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount.To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty.Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security

35

or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

F) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (“Master Agreements”) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreement, collateral posted to the fund is held in a segregated account by the fund’s custodian; collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long and short term ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the“Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (“FIN 48”). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

The aggregate identified cost on a tax basis is $4,821,985, resulting in gross unrealized appreciation and depreciation of $76,783 and $1,203,771, respectively, or net unrealized depreciation of $1,126,988.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

I) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

J) Offering costs The offering costs of $137,968 are being fully amortized on a straight-line basis over a twelve-month period. The fund will reimburse Putnam Management for the payment of these expenses.

Note 2: Management fee, administrative
services and other transactions

The fund pays Putnam Management for management and investment advisory services monthly based on the average net assets of the fund. Such fee is based on the following annual rates: 1.00% of the first $500 million of average net assets, 0.90% of the next $500 million, 0.85% of the next $500 million, 0.80% of the next $5 billion, 0.775% of the next $5 billion, 0.755% of the next $5 billion, 0.74% of the next $5 billion, 0.73% of the next $5 billion, 0.72% of the next $5 billion, 0.71% of the next $5 billion, 0.70% of the next $5 billion, 0.69% of the next $5 billion, 0.68% of the next $8.5 billion, and 0.67% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through August 31,

36

2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage/service arrangements that may reduce fund expenses. For the period ended February 28, 2009, Putnam Management waived $135,020 of its management fee from the fund.

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (“PAC”), an affiliate of Putnam Management, is authorized by the Trustees to manage and provide investment recommendations with respect to a portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets managed and 0.10% of the average net assets of the portion of the fund’s assets for which PAC provides investment recommendations.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets were provided by State Street Bank andTrust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Prior to December 31, 2008, these services were provided by Putnam Investor Services, a division of Putnam Fiduciary Trust Company (“PFTC”), which is an affiliate of Putnam Management. Putnam Investor Services, Inc. and Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. The amounts incurred for investor servicing agent functions provided by affiliates of Putnam Management during the period ended February 28, 2009 are included in Investor servicing fees in the Statement of operations.

Under the custodian contract between the fund and State Street, the custodian bank has a lien on the securities of the fund to the extent permitted by the fund’s investment restrictions to cover any advances made by the custodian bank for the settlement of securities purchased by the fund. At February 28, 2009, the payable to the custodian bank represents the amount due for cash advanced for the settlement of securities purchased.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. For the period ended February 28, 2009, the fund’s expenses were reduced by $327 under the expense offset arrangements.

Each independentTrustee of the fund receives an annual Trustee fee, of which $257, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services asTrustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

37

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the period ended February 28, 2009, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $343 and no monies from the sale of class A and class M shares, respectively, and received $9 and no monies in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the period ended February 28, 2009, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the period ended February 28, 2009, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $7,258,679 and $1,927,443, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At February 28, 2009, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	For the period 9/30/08 (commencement
	of operations) to 2/28/09

Class A	Shares	Amount

Shares sold	54,819	$371,103

Shares issued in connection with reinvestment	—	—
of distributions

	54,819	371,103

Shares repurchased	(3,839)	(24,090)

Net increase	50,980	$347,013

	For the period 9/30/08 (commencement
	of operations) to 2/28/09

Class B	Shares	Amount

Shares sold	6,281	$41,600

Shares issued in connection with reinvestment	—	—
of distributions

	6,281	41,600

Shares repurchased	(1,015)	(6,259)

Net increase	5,266	$35,341

	For the period 9/30/08 (commencement
	of operations) to 2/28/09

Class C	Shares	Amount

Shares sold	963	$6,768

Shares issued in connection with reinvestment	—	—
of distributions

	963	6,768

Shares repurchased	—	—

Net increase	963	$6,768

38

	For the period 9/30/08 (commencement
	of operations) to 2/28/09

Class M	Shares	Amount

Shares sold	1,300	$9,359

Shares issued in connection with reinvestment	—	—
of distributions

	1,300	9,359

Shares repurchased	—	—

Net increase	1,300	$9,359

	For the period 9/30/08 (commencement
	of operations) to 2/28/09

Class R	Shares	Amount

Shares sold	—	$—

Shares issued in connection with reinvestment	—	—
of distributions

	—	—

Shares repurchased	—	—

Net change	—	$—

	For the period 9/30/08 (commencement
	of operations) to 2/28/09

Class Y	Shares	Amount

Shares sold	42,095	$285,953

Shares issued in connection with reinvestment	—	—
of distributions

	42,095	285,953

Shares repurchased	(296)	(1,897)

Net increase	41,799	$284,056

At February 28, 2009, Putnam Investments, LLC owned the following class shares of the fund:

		Percentage of
	Shares	ownership	Value

Class A	495,000	90.66%	$3,029,400

Class B	1,000	15.96	6,100

Class C	1,000	50.94	6,100

Class M	1,000	43.48	6,100

Class R	1,000	100.00	6,110

Class Y	1,000	2.34	6,120

Note 5: Initial capitalization and
offering of shares

The fund was established as a series of the trust on September 30, 2008. Prior to September 30, 2008, the fund had no operations other than those related to organizational matters, including as noted below, the initial capital contributions and issuance of shares:

	Capital	Shares
	contribution	issued

Class A	$4,950,000	495,000

Class B	10,000	1,000

Class C	10,000	1,000

Class M	10,000	1,000

Class R	10,000	1,000

Class Y	10,000	1,000

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class

39

action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 7: New accounting pronouncements

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”) — an amendment of FASB Statement No. 133, was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about how and why an entity uses derivative instruments and how derivative instruments affect an entity’s financial position. Putnam Management is currently evaluating the impact the adoption of SFAS 161 will have on the fund’s financial statement disclosures.

Note 8: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the funds have unsettled or open transactions will default.

40

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage 100 mutual funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Charles B. Curtis	Susan G. Malloy
Putnam Investment	Robert J. Darretta	Vice President and
Management, LLC	Myra R. Drucker	Assistant Treasurer
One Post Office Square	Charles E. Haldeman, Jr.
Boston, MA 02109	Paul L. Joskow	Beth S. Mazor
	Elizabeth T. Kennan	Vice President
Investment Sub-Manager	Kenneth R. Leibler
Putnam Investments Limited	Robert E. Patterson	James P. Pappas
57–59 St James’s Street	George Putnam, III	Vice President
London, England SW1A 1LD	Robert L. Reynolds
	Richard B. Worley	Francis J. McNamara, III
Investment Sub-Advisor		Vice President and
The Putnam Advisory	Officers	Chief Legal Officer
Company, LLC	Charles E. Haldeman, Jr.
One Post Office Square	President	Robert R. Leveille
Boston MA 02109		Vice President and
	Charles E. Porter	Chief Compliance Officer
Marketing Services	Executive Vice President,
Putnam Retail Management	Principal Executive Officer,	Mark C. Trenchard
One Post Office Square	Associate Treasurer and	Vice President and
Boston, MA 02109	Compliance Liaison	BSA Compliance Officer

Custodian	Jonathan S. Horwitz	Judith Cohen
State Street Bank and	Senior Vice President	Vice President, Clerk and
Trust Company	and Treasurer	Assistant Treasurer

Legal Counsel	Steven D. Krichmar	Wanda M. McManus
Ropes & Gray LLP	Vice President and	Vice President, Senior Associate
	Principal Financial Officer	Treasurer and Assistant Clerk
Trustees
John A. Hill, Chairman	Janet C. Smith	Nancy E. Florek
Jameson A. Baxter,	Vice President, Principal	Vice President, Assistant Clerk,
Vice Chairman	Accounting Officer and	Assistant Treasurer and
Ravi Akhoury	Assistant Treasurer	Proxy Manager

This report is for the information of shareholders of Putnam Emerging Markets Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Forwarding service requested

SA065 255836 4/09

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: April 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: April 29, 2009

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: April 29, 2009

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: August 31, 2009

Date of reporting period: September 1, 2008 — February 28, 2009

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PGCOX

Putnam Global Consumer Fund

Semiannual Report
2 | 28 | 09

A world of investing.℠

Putnam INVESTMENTS

This GLOBAL SECTOR FUND invests in stocks of consumer companies worldwide.

Since 1937, when George Putnam created a prudent mix of stocks and bonds in a single, professionally managed portfolio, we have championed the wisdom of the balanced approach. Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios so investors can pursue a range of financial goals. Our seasoned portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in service excellence, in the value of experienced financial advice, and in putting clients first in everything we do.

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

Putnam
Global Consumer
Fund

2|28|09
Semiannual Report

Message from the Trustees	2
About the fund	4
Performance snapshot	6
Interview with your fund’s Portfolio Managers	7
Performance in depth.	12
Expenses	13
Your fund’s management.	15
Terms and definitions	16
Trustee approval of management contract	17
Other information for shareholders.	20
Financial statements	21

Message from the Trustees

Dear Fellow Shareholder:

Financial markets have experienced significant upheaval for well over a year. Responses by governmental and financial authorities, including passage of a nearly $800 billion economic stimulus plan by Congress, have been rapid and often unprecedented in scale.

While it is difficult to predict how markets will perform in the near term, history shows that they have always recovered, with bull markets consistently outlasting bear markets over the long term. Under President and Chief Executive Officer Robert L. Reynolds, Putnam Investments has instituted several changes to prepare Putnam for the eventual recovery. In recent months, Putnam has hired top money management talent, added several seasoned equity analysts, and clarified how investment decisions are made.

The portfolio managers of Putnam Global Consumer Fund are Timothy Codrington, who joined the company in 1997 and has 12 years of investment industry experience, and Walter Scully, who joined the company in 1996 and has 19 years of industry experience.

We also are pleased to announce that Ravi Akhoury has been elected to the Board of Trustees of the Putnam Funds. Mr. Akhoury brings a wealth of experience and knowledge to the oversight of the Funds that will be of great benefit to Putnam shareholders. From 1992 to 2007, Mr. Akhoury was Chairman and CEO of MacKay Shields, a

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multi-product investment management firm with over $40 billion in assets under management. He serves as advisor to New York Life Insurance Company, and previously was a member of its Executive Management Committee.

We would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Pursuing growth opportunities in consumer companies worldwide

To understand where Putnam Global Consumer Fund invests, simply take a look around you. Everything you eat, drink, wear, or play with is considered a consumer product. The fund invests at least 80% of its assets in stocks of companies that are engaged in the consumer products and services industries. The fund’s portfolio managers look for companies that can profit from consumer spending in markets around the world.

Because the consumer sector encompasses such a broad range of industries and companies, the fund’s portfolio can include businesses of all sizes and at different stages of growth, from newer, rapidly growing companies to established global corporations. The managers focus primarily on large and midsize companies, and have the flexibility to invest in U.S. and international markets. The fund’s flexibility is an advantage in difficult economic environments, particularly because it can invest in both consumer staples and consumer cyclical stocks. The advantage of consumer staples is that they tend to stay in demand regardless of economic conditions. You are purchasing staples when you buy food, beverages, prescription drugs, or household products. On the other hand, if you are planning a vacation or shopping for a high-definition TV, you are considering cyclical products and services. Companies in cyclical industries — such as hotels, restaurants, media companies, and automobile makers — tend to be more sensitive to economic cycles, and struggle more in a slowing economy.

The fund’s portfolio managers invest with a long-term view and seek stocks that can help investors build wealth over time. Their disciplined investment process includes analyzing each company’s valuation, financial strength, competitive positioning, earnings, and cash flow. They conduct their intensive fundamental research with support from analysts in Putnam’s Global Equity Research team.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. The fund invests in fewer issuers or concentrates its investments by region or sector, and involves more risk than a fund that invests more broadly.

Putnam Global Sector Funds

Dramatic changes, such as the growth of wireless communications and innovations in solar energy and software, can propel stocks in different industries to market-leading performance. Putnam Global Sector Funds help investors gain exposure to a number of dynamic industries.

Investing with flexibility and precision, the funds’ portfolio managers use rigorous fundamental research and a proprietary stock-ranking process. They work with teams of analysts to determine where each sector is headed and to pinpoint opportunities. Backed by Putnam’s nearly 30 years of sector investing experience, the nine funds invest in distinct sectors in markets around the world.

Global Consumer Fund
Retail, hotels, restaurants, media, food and beverages

Global Energy Fund
Oil and gas, energy equipment and services

Global Financials Fund
Commercial banks, insurance, diversified financial
services, mortgage finance

Global Health Care Fund
Pharmaceuticals, biotechnology, health-care services

Global Industrials Fund
Airlines, railroads, trucking, aerospace and defense,
construction, commercial services

Global Natural Resources Fund
Metals, chemicals, oil and gas, forest products

Global Technology Fund
Software, computers, Internet services

Global Telecommunications Fund
Diversified and wireless telecommunications services

Global Utilities Fund
Electric and gas utilities, telephone companies,
water utilities

Developments and events that have affected the consumer sector

4	5

Performance snapshot

Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 7 and 12–13 for additional performance information. For a portion of the period, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects. To obtain the most recent month-end performance, visit putnam.com.

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Interview with your
fund’s Portfolio Managers

Tim Codrington and Walter Scully

Tim andWalter, thanks for spending time with us today.We’re covering a brief period of time, from the fund’s inception on December 19, 2008, through February 28, 2009.Tim, can you start by telling us how the fund performed during the period?

While it is always disappointing to report a negative absolute return, the fund was able to outperform its benchmark during a very challenging period for global financial markets. We have already seen the benefits of being able to invest in both consumer cyclicals —stocks that are more vulnerable to a downturn in the economy, and consumer staples — those that hold up better in recessionary periods. We also have a team of talented and experienced analysts covering consumer stocks worldwide and providing us with insights and ideas. In general, a number of stocks in the portfolio struggled with declines that we believe were the result of negative investor sentiment over the global economic downturn, rather than issues with the fundamental strengths of the businesses.

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the period from 12/19/08 (commencement of operations) to 2/28/09. See page 6 and pages 12–13 for additional fund performance information. Index descriptions can be found on page 16.

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Can you provide some examples?

One example that stands out for me is Nintendo, a leisure equipment company based in Japan. The company is best known for the development and sale of portable and home video games and software, such as the incredibly popular Wii system, which has dominated video game sales. Nintendo’s financial results have been excellent, exceeding expectations despite — or perhaps because of — the recession, as people are seeking lower-cost forms of entertainment. We also believe that the Wii has a lot of embedded growth, which means it is currently selling in a limited number of locations and, as the availability of the product expands, along with the number of games that can be played on the Wii, further sales growth should follow. We believe the recent decline in Nintendo’s stock is based on consumer worries about the broader recession, rather than the company specifically. Other examples of such detractors in the fund’s portfolio include Fiat, an Italian automobile company; Vivendi, a France-based telecommunications and media company; and Wyndham Worldwide, a U.S.-based lodging and vacation company. We still held these stocks in the portfolio at the close of the period, as we believe these are fundamentally strong companies that will continue to offer attractive growth potential over time.

Top 10 holdings

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 2/28/09. Holdings will vary over time.

HOLDING (percentage of fund’s net assets)	COUNTRY	INDUSTRY

Procter & Gamble Co. (The) (6.8%)	United States	Consumer goods
Wal-Mart Stores, Inc. (6.1%)	United States	Retail
Nestle SA (5.8%)	Switzerland	Food
Honda Motor Co., Ltd (4.4%)	Japan	Automotive
McDonald’s Corp. (4.0%)	United States	Restaurants
Kraft Foods, Inc. (class A) (3.4%)	United States	Food
British American Tobacco (BAT) PLC (3.2%)	United Kingdom	Tobacco
General Mills, Inc. (2.8%)	United States	Food
TJX Cos., Inc. (The) (2.8%)	United States	Retail
Reckitt Benckiser PLC (2.8%)	United Kingdom	Consumer goods

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Walter, consumer cyclical stocks tend to struggle more in economic slowdowns. Can you tell us about any other cyclicals that detracted from performance?

The stock of Coach, a U.S.-based retailer of high-end handbags and accessories, was a detractor. The company’s revenues have been disappointing over the past year as consumer confidence declined and people are cutting back on more expensive purchases. However, this stock also remained in the portfolio at the close of the period. It is, in our view, a fundamentally strong company and a dominant retailer that continues to generate a lot of free cash flow, and I believe it has the potential to deliver solid performance as consumer confidence recovers.

Did any domestic retail stocks contribute positively to performance?

Yes. One highlight was TJX Companies, an off-price retailer whose stores include T.J. Maxx, Marshalls, A.J. Wright, and HomeGoods. Because the company specializes in offering merchandise at attractive prices, it has thrived in the slowing economy. However, the stock actually declined sharply last fall as consumer nervousness and uncertainty heightened. As a result, we were able to add TJX to the portfolio at a very attractive price, and it has since recovered nicely as investors recognized its value. TJX is also a high-quality company with attractive margins and the ability to generate a lot of free-cash flow.

Industry allocations as of 2/28/09

Allocations are represented as a percentage of net assets and may not equal 100%. Holdings and allocations may vary over time.

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Tim, can you discuss some other stocks that helped the fund’s performance?

One of the portfolio’s strongest performers was Anheuser-Busch InBev, an extremely well-run consumer staples company. Based in Belgium, it is the largest beer company in the world, with operations in over 30 countries. It was formed in 2008 when InBev —already a global company with dominant beverage businesses in Brazil and Western Europe — acquired Anheuser-Busch, the largest beer company in the United States. The company has a strong management team, and the acquisition should enable it to cut costs considerably and improve margins by running the business more efficiently. In addition, sales of beer, particularly the type of mass-market beers produced by this company, tend to do well in difficult economic times. Another of the top-performing stocks was Honda Motor Company of Japan, which has continued to grow its unit volumes worldwide and has gained market share despite the fact that it is in a very cyclical industry. In my opinion, it is a well-managed company with a great balance sheet, and I believe investors have underestimated its strength and growth potential.

IN THE NEWS

The Federal Reserve (the Fed) opened a new front in its monetary policy offensive at its March 18, 2009 meeting. Since September 2007, the Fed has slashed its benchmark lending rate from 5.25% to near zero. Without the option of cutting rates further, the Fed moved to buy $300 billion in U.S. Treasury securities and increase the size of its lending programs. The Fed’s actions are designed to reduce mortgage rates, bolster the housing market, and bring an end to what some have described as the worst recession in 60 years. The Fed’s moves should also result in lower interest rates on a variety of consumer and business loans.

This is a new fund. Can you tell us a little about it, as well as your investment approach?

A key component of our approach is bottom-up stock selection, which means we focus more on the long-term potential of individual companies than on short-term developments in the markets or economy. We also want to maintain a portfolio that is balanced in terms of geography, cyclicals and staples, and industry sectors. Rather than making big bets on one or two industries, we try to diversify, with a focus on companies that we believe have durable competitive advantages that are not already discounted in their stock prices.

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We tend to invest in three “categories” of stocks. First, we look for long-term winners — solid, successful companies with strong business models that continue to gain market share. Second, we’ll consider companies — like several we mentioned today — that are going through a difficult period that we believe is temporary. And, finally, we’ll invest a small portion of the portfolio in more speculative stocks — those of companies that have struggled but have considerable upside potential as the markets recover.

Walter, tell us about your outlook in this difficult environment.

The market has gone from under-pricing risk to overpricing risk. And while stocks have endured unprecedented volatility and uncertainty, the key for every investor — as always — is to have patience and to maintain a long-term perspective. We don’t know if the worst is behind us. It would be nice to think we have seen the market bottom, but I believe we have built a portfolio of high-quality companies with good management teams that are able to generate a lot of cash. In addition, many stocks are trading at the most attractive prices I’ve seen in my career. At some point, investors will come around to recognize that, or there will be a recovery — or both. We also have a team of analysts who have been covering consumer stocks for a long time, and their insight is extremely beneficial as we construct the portfolio for long-term growth. Regardless of what happens in the months ahead, we continue to take a balanced, bottom-up approach that should enable the fund to benefit from a recovery without taking on undue risk.

Tim and Walter, thank you for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

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Your fund’s performance

This section shows your fund’s performance, price, and distribution information for the period ended February 28, 2009, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents performance since the fund’s inception date of December 19, 2008. Past performance does not guarantee future results, and the short-term results of a relatively new fund are not necessarily indicative of its long term prospects. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section of putnam. com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for the period ended 2/28/09

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/19/08)		(12/19/08)		(12/19/08)		(12/19/08)		(12/19/08)	(12/19/08)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	–12.61%	–17.64%	–12.73%	–17.09%	–12.73%	–13.60%	–12.62%	–15.66%	–12.62%	–12.50%

After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. For a portion of the period, this fund may have limited expenses, without which returns would have been lower. The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects.

For a portion of the period, this may have limited expenses, without which returns would have been lower.

Due to market volatility, current performance may be higher or lower than performance shown. A 1% short-term trading fee may be applied to shares exchanged or sold within 90 days of purchase.

Comparative index returns For the period ended 2/28/09

	MSCI World Consumer	Lipper Consumer Goods Funds
	Discretionary and Staples Index	category average*

Life of fund	–14.91%	–14.09%

Index and Lipper results should be compared to fund performance at net asset value.

* Over the life-of-fund period ended 2/28/09, there were 32 funds in this Lipper category.

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Fund price and distribution information For the period ended 2/28/09

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.010		$0.008	$0.008	$0.009		$0.009	$0.011

Capital gains	—		—	—	—		—	—

Total	$0.010		$0.008	$0.008	$0.009		$0.009	$0.011

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

12/19/08*	$10.00	$10.61	$10.00	$10.00	$10.00	$10.36	$10.00	$10.00

2/28/09	8.73	9.26	8.72	8.72	8.73	9.05	8.73	8.74

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Inception date of the fund.

Fund performance as of most recent calendar quarter
Total return for the period ended 3/31/09

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/19/08)		(12/19/08)		(12/19/08)		(12/19/08)		(12/19/08)	(12/19/08)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	–7.61%	–12.92%	–7.83%	–12.43%	–7.83%	–8.75%	–7.72%	–10.92%	–7.62%	–7.50%

Fund’s annual operating expenses

The table below shows the fund’s estimated annual operating expenses for its first fiscal year which ends on August 31, 2009.

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses*	1.34%	2.09%	2.09%	1.84%	1.59%	1.09%

Total annual fund operating expenses	1.66	2.41	2.41	2.16	1.91	1.41

* Reflects Putnam Management’s decision to contractually limit expenses through 8/31/09.

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

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Review your fund’s expenses

The following table shows the expenses you would have paid on a $1,000 investment in Putnam Global Consumer Fund from December 19, 2008 (commencement of operations), to February 28, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$2.48	$3.86	$3.86	$3.40	$2.94	$2.02

Ending value (after expenses)	$873.90	$872.70	$872.70	$873.80	$873.80	$875.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the period from 12/19/08 (commencement of operations) to 2/28/09. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the period ended February 28, 2009, use the following calculation method.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$2.65	$4.13	$4.13	$3.64	$3.15	$2.16

Ending value (after expenses)	$1,007.22	$1,005.74	$1,005.74	$1,006.23	$1,006.73	$1,007.71

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the period from 12/19/08 (commencement of operations) to 2/28/09. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper

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considers to have similar investment styles or objectives. The expense ratio for each share class shown indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund’s annualized
expense ratio	1.34%	2.09%	2.09%	1.84%	1.59%	1.09%

Average annualized expense
ratio for Lipper peer group*	1.34%	2.09%	2.09%	1.84%	1.59%	1.09%

* Putnam keeps fund expenses below the Lipper peer group average expense ratio by limiting our fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage/service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect 12b-1 fees. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times; the fund’s expense ratio shown here is annualized data for the period from 12/19/08 (commencement of operations) to 2/28/09, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 12/31/08.

Your fund’s management

Your fund’s Portfolio Managers are Timothy Codrington and Walter Scully.

Portfolio management fund ownership

The following table shows how much the fund’s current Portfolio Managers have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of February 28, 2009.

Putnam employee fund ownership

The following table shows the approximate value of investments in the fund and all Putnam funds by Putnam employees as of February 28, 2009. These amounts include investments by the employees’ immediate family members and investments through retirement and deferred compensation plans.

	Assets in the fund	Total assets in all Putnam funds

Putnam employees	$17,000	$311,000,000

Other Putnam funds managed by the Portfolio Managers

Timothy Codrington and Walter Scully may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Morgan Stanley Capital International (MSCI) World Consumer Discretionary and Staples Index is a free float-adjusted market-capitalization weighted index that is designed to measure the equity market performance of developed markets in the consumer discretionary and consumer staples sector.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

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Trustee approval of management contract

General conclusions

In October 2008, the Putnam funds’ Board of Trustees, which oversees the management of each Putnam fund, approved, for an initial term of two years, your fund’s management contract with Putnam Investment Management (“Putnam Management”); the sub-management contract, in respect of your fund, between Putnam Management’s affiliate, Putnam Investments Limited (“PIL”), and Putnam Management; and the sub-advisory contract, in respect of your fund, among The Putnam Advisory Company (“PAC”), PIL and Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requested and evaluated all information it deemed reasonably necessary under the circumstances. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the initial execution of your fund’s management, sub-management and sub-advisory contracts, effective October 17, 2008. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL and PAC as separate entities, except as otherwise indicated below, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the proposed fee schedule for your fund represented reasonable compensation in light of the nature and quality of the services to be provided to the fund, the fees paid by competitive funds and comparable Putnam funds, and the costs expected to be incurred by Putnam Management in providing such services, and

• That this fee schedule would represent an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at anticipated future asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the application of certain expense reductions and waivers and other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund were considered in light of fee arrangements for the other Putnam funds, which are the result of many years of review and discussion between the Independent Trustees and Putnam Management, and that the Trustees’ conclusions may be based, in part, on their consideration of these arrangements for other Putnam funds in the current and prior years.

Management fee schedules and
categories; total expenses

The Trustees considered your fund’s proposed management fee schedule, including fee levels and breakpoints. The Trustees considered Putnam Management’s

17

representation that investment research and portfolio management for your fund would be particularly labor-intensive, given the breadth of the global investment universe and the increased risks associated with investing in particular groups of industries. The Trustees also noted that the proposed fee schedule was consistent with the current fee schedules of other Putnam international funds, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for funds in your fund’s Lipper category. The Trustees also noted that expense ratios for a number of Putnam funds were currently being controlled by expense limitations initially implemented in January 2004. The Trustees have received a commitment from Putnam Management and its parent company to continue this program of expense limitations for all Putnam funds through at least June 30, 2009, and, for your fund, through at least August 31, 2009 (the end of its first fiscal year). These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders of the Putnam funds well since its inception.

• Economies of scale. Under its management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, if the fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure for the Putnam funds during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule proposed for your fund represented an appropriate sharing of economies of scale at projected asset levels.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ decision to approve your fund’s initial management contract with Putnam Management. The Trustees are assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which generally meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

Because your fund was not yet operational, the Trustees were not able to consider your fund’s recent performance prior to their initial approval of your fund’s management, sub-management and sub-advisory contracts.

Brokerage and soft-dollar allocations;
other benefits

The Trustees considered various potential benefits that Putnam Management may

18

receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered changes made in 2008, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy, which expanded the permitted categories of brokerage and research services payable with soft dollars and increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ review of your fund’s initial management contract arrangements also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the investor servicing agreement with Putnam Fiduciary Trust Company, each of which provides benefits to affiliates of Putnam Management.

Comparison of retail and institutional
fee schedules

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the Putnam funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Approval of the Sub-Management
Contract between Putnam
Management and Putnam
Investments Limited and the
Sub-Advisory Contract among
Putnam Management, Putnam
Investments Limited andThe
Putnam Advisory Company

In October 2008, the Trustees approved a sub-management contract between Putnam Management and PIL in respect of your fund, under which PIL’s London office would manage a separate portion of the assets of the fund. Also in October 2008, the Trustees approved a sub-advisory contract among Putnam Management, PIL and PAC in respect of your fund, under which PAC’s Tokyo branch would begin providing non-discretionary investment services and its Singapore branch would begin providing discretionary investment management services for your fund. The Contract Committee reviewed information provided by Putnam Management,

19

PIL and PAC and, upon completion of this review, recommended, and the Independent Trustees and the full Board of Trustees approved, the sub-management and sub-advisory contracts in respect of your fund, effective October 17, 2008.

The Trustees considered numerous factors they believed relevant in approving your fund’s sub-management and sub-advisory contracts, including Putnam Management’s belief that the interest of shareholders would be best served by utilizing investment professionals in PIL’s London office and PAC’s Tokyo and Singapore offices to manage a portion of your fund’s assets and PIL’s and PAC’s expertise in managing assets invested in European and Asian markets, respectively. The Trustees also considered that applicable securities laws require a sub-advisory relationship among Putnam Management, PIL and PAC in order for Putnam’s investment professionals in London, Tokyo and Singapore to be involved in the management of your fund. The Trustees noted that Putnam Management, and not your fund, would pay the sub-management fee to PIL for its services, that Putnam Management and/or PIL, but not your fund, would pay the sub-advisory fee to PAC for its services, and that the sub-management and sub-advisory relationships with PIL and PAC, respectively, will not reduce the nature, quality or overall level of service provided to your fund.

Other information for shareholders

Important notice regarding delivery
of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2008, are available in the Individual Investors section of putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

20

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings —from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

21

The fund’s portfolio 2/28/09 (Unaudited)

COMMON STOCKS (97.2%)*	Shares	Value

Automotive (8.2%)
Aisin Seiki Co., Ltd. (Japan)	2,700	$40,608

Bayerische Motoren Werke (BMW) AG (Germany)	1,543	38,598

Fiat SpA (Italy)	5,283	23,633

Honda Motor Co., Ltd. (Japan)	4,900	117,445

		220,284
Beverage (6.6%)
Britvic PLC (United Kingdom)	12,332	40,528

Constellation Brands, Inc. Class A †	1,936	25,265

Anheuser-Busch InBev NV (Belgium)	1,589	43,937

PepsiCo, Inc.	1,428	68,744

		178,474
Broadcasting (0.5%)
Liberty Media Corp. Class A †	786	13,614

		13,614
Cable television (3.5%)
Comcast Corp. Special Class A	3,819	46,401

DIRECTV Group, Inc. (The) †	2,397	47,796

		94,197
Commercial and consumer services (0.6%)
Daito Trust Construction Co., Ltd. (Japan)	500	15,685

		15,685
Conglomerates (2.5%)
Vivendi SA (France)	2,780	66,688

		66,688
Consumer (1.8%)
LVMH Moet Hennessy Louis Vuitton SA (France)	828	47,654

		47,654
Consumer goods (12.6%)
Energizer Holdings, Inc. †	661	27,888

Procter & Gamble Co. (The)	3,807	183,385

Reckitt Benckiser PLC (United Kingdom)	1,925	74,100

Unilever NV (Netherlands)	2,789	53,958

		339,331
Food (12.0%)
General Mills, Inc.	1,432	75,151

Kraft Foods, Inc. Class A	4,053	92,327

Nestle SA (Switzerland)	4,758	155,797

		323,275
Gaming and lottery (1.3%)
Sankyo Co., Ltd. (Japan)	800	35,634

		35,634
Lodging/Tourism (0.7%)
Wyndham Worldwide Corp.	4,815	17,767

		17,767
Media (3.3%)
Viacom, Inc. Class B †	2,374	36,536

WPP PLC (United Kingdom)	9,967	51,969

		88,505
Restaurants (4.0%)
McDonald’s Corp.	2,059	107,583

		107,583

22

COMMON STOCKS (97.2%)*	Shares	Value

Retail (25.9%)
Big Lots, Inc. †	1,277	$19,806

CVS Caremark Corp.	2,400	61,776

Hennes & Mauritz AB (H&M) Class B (Sweden)	1,089	40,798

Home Depot, Inc. (The)	1,508	31,502

Koninklijke Ahold NV (Netherlands)	5,188	58,228

Kroger Co.	1,420	29,351

Lawson, Inc. (Japan)	1,000	43,139

Marks & Spencer Group PLC (United Kingdom)	9,279	34,542

Nordstrom, Inc.	2,284	30,765

Staples, Inc.	3,057	48,759

TJX Cos., Inc. (The)	3,338	74,337

Wal-Mart Stores, Inc.	3,329	163,920

Woolworths, Ltd. (Australia)	3,460	57,706

		694,629
Schools (1.6%)
Career Education Corp. †	1,732	42,728

		42,728
Textiles (2.1%)
Coach, Inc. †	2,146	30,001

Esprit Holdings, Ltd. (Hong Kong)	4,900	26,265

		56,266
Tire and rubber (1.1%)
Compagnie Generale des Establissements Michelin Class B (France)	900	29,406

		29,406
Tobacco (7.8%)
British American Tobacco (BAT) PLC (United Kingdom)	3,383	86,916

Japan Tobacco, Inc. (Japan)	19	44,906

Lorillard, Inc.	934	54,583

Philip Morris International, Inc.	711	23,797

		210,202
Toys (1.1%)
Nintendo Co., Ltd. (Japan)	100	28,280

		28,280
Total common stocks (cost $2,960,484)		$2,610,202

SHORT-TERM INVESTMENTS (2.2%)*	Shares	Value

Federated Prime Obligations Fund	59,339	$59,339

Total short-term investments (cost $59,339)		$59,339

TOTAL INVESTMENTS

Total investments (cost $3,019,823)		$2,669,541

* Percentages indicated are based on net assets of $2,684,832.

† Non-income-producing security.

23

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of issue at February 28, 2009 (as a percentage of Portfolio Value):

United States	52.9%	Belgium	1.7%

Japan	12.2	Sweden	1.5

United Kingdom	10.8	Germany	1.4

Switzerland	5.8	Hong Kong	1.0

France	5.4	Italy	0.9

Netherlands	4.2	Total	100.0%

Australia	2.2

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. The Standard establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of February 28, 2009:

Valuation inputs	Investments in securities	Other financial instruments

Level 1	$1,413,121	$—

Level 2	1,256,420	—

Level 3	—	—

Total	$2,669,541	$—

Other financial instruments include futures, written options, TBA sale commitments, swaps and forward contracts which are valued at the unrealized appreciation/(depreciation) on the instrument.

The accompanying notes are an integral part of these financial statements.

24

Statement of assets and liabilities 2/28/09 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $3,019,823)	$2,669,541

Cash	23,657

Foreign currency (cost $437) (Note 1)	439

Dividends, interest and other receivables	5,136

Receivable for shares of the fund sold	170

Receivable from Manager (Note 2)	42,539

Unamortized offering costs (Note 1)	64,788

Total assets	2,806,270

LIABILITIES

Payable for investor servicing fees (Note 2)	2,548

Payable for custodian fees (Note 2)	2,200

Payable for Trustee compensation and expenses (Note 2)	636

Payable for administrative services (Note 2)	3,000

Payable for distribution fees (Note 2)	1,136

Payable for offering costs (Note 1)	80,301

Payable for reports to shareholders	12,344

Payable for auditing	12,099

Other accrued expenses	7,174

Total liabilities	121,438

Net assets	$2,684,832

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1, 4 and 5)	$3,069,723

Undistributed net investment income (Note 1)	664

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(35,234)

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(350,321)

Total — Representing net assets applicable to capital shares outstanding	$2,684,832

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($2,613,805 divided by 299,285 shares)	$8.73

Offering price per class A share (100/94.25 of $8.73)*	$9.26

Net asset value and offering price per class B share ($9,191 divided by 1,054 shares)**	$8.72

Net asset value and offering price per class C share ($10,996 divided by 1,261 shares)**	$8.72

Net asset value and redemption price per class M share ($17,977 divided by 2,060 shares)	$8.73

Offering price per class M share (100/96.50 of $8.73)*	$9.05

Net asset value, offering price and redemption price per class R share
($8,738 divided by 1,001 shares)	$8.73

Net asset value, offering price and redemption price per class Y share
($24,125 divided by 2,761 shares)	$8.74

 * On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

25

Statement of operations
For the period 12/19/08 (commencement of operations) to 2/28/09 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $95)	$10,454

Interest	823

Total investment income	11,277

EXPENSES

Compensation of Manager (Note 2)	3,959

Investor servicing fees (Note 2)	2,548

Custodian fees (Note 2)	2,210

Trustee compensation and expenses (Note 2)	3,494

Administrative services (Note 2)	3,000

Distribution fees — Class A (Note 2)	1,383

Distribution fees — Class B (Note 2)	19

Distribution fees — Class C (Note 2)	21

Distribution fees — Class M (Note 2)	20

Distribution fees — Class R (Note 2)	9

Amortization of offering costs (Note 1)	15,921

Reports to shareholders	12,344

Auditing	12,099

Legal	4,000

Other	3,174

Fees waived and reimbursed by Manager (Note 2)	(56,583)

Total expenses	7,618

Expense reduction (Note 2)	—

Net expenses	7,618

Net investment income	3,659

Net realized loss on investments (Notes 1 and 3)	(35,196)

Net realized loss on foreign currency transactions (Note 1)	(38)

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(39)

Net unrealized depreciation of investments during the period	(350,282)

Net loss on investments	(385,555)

Net decrease in net assets resulting from operations	$(381,896)

The accompanying notes are an integral part of these financial statements.

26

Statement of changes in net assets

DECREASE IN NET ASSETS	For the period 12/19/08
(commencement of operations)
to 2/28/09*

Operations:
Net investment income	$3,659

Net realized loss on investments and foreign currency transactions	(35,234)

Net unrealized depreciation of investments and assets and liabilities
in foreign currencies	(350,321)

Net decrease in net assets resulting from operations	(381,896)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(2,950)

Class B	(8)

Class C	(8)

Class M	(9)

Class R	(9)

Class Y	(11)

Increase from capital share transactions (Note 4)	69,723

Total decrease in net assets	(315,168)

NET ASSETS

Beginning of period (Note 5)	3,000,000

End of period (including undistributed net investment income of $664)	$2,684,832

* Unaudited

The accompanying notes are an integral part of these financial statements.

27

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:

											Ratio of net
		Net	Net realized					Total		Ratio of	investment
	Net asset value,	investment	and unrealized	Total from			Net asset	return at	Net assets,	expenses to	income (loss)
	beginning	income	gain (loss) on	investment	From net	Total	value, end	net asset	end of period	average net	to average net	Portfolio
Period ended	of period	(loss) [a,b]	investments	operations	investment income	distributions	of period	value (%) [c]	(in thousands)	assets (%) [b,d]	assets (%) [b]	turnover (%)

February 28, 2009 **†	$10.00	.01	(1.27)	(1.26)	(.01)	(.01)	$8.73	(12.61) *	$2,614	.26 *	.13 *	16.70 *

February 28, 2009 **†	$10.00	— [e]	(1.27)	(1.27)	(.01)	(.01)	$8.72	(12.73) *	$9	.41 *	(.02) *	16.70 *

February 28, 2009 **†	$10.00	— [e]	(1.27)	(1.27)	(.01)	(.01)	$8.72	(12.73) *	$11	.41 *	(.02) *	16.70 *

February 28, 2009 **†	$10.00	— [e]	(1.26)	(1.26)	(.01)	(.01)	$8.73	(12.62) *	$18	.36 *	.04 *	16.70 *

February 28, 2009 **†	$10.00	.01	(1.27)	(1.26)	(.01)	(.01)	$8.73	(12.62) *	$9	.31 *	.08 *	16.70 *

February 28, 2009 **†	$10.00	.02	(1.27)	(1.25)	(.01)	(.01)	$8.74	(12.50) *	$24	.22 *	.19 *	16.70 *

* Not annualized.

** Unaudited.

† For the period December 19, 2008 (commencement of operations) to February 28, 2009.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amount (Note 2):

Percentage
of average
net assets

February 28, 2009	1.98%

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset and broker/service arrangements (Note 2).

e Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

28	29

Notes to financial statements 2/28/09 (Unaudited)

Note 1: Significant accounting policies

Putnam Global Consumer Fund (the “fund”) is a non-diversified series of Putnam Funds Trust (the “trust”), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek capital appreciation by investing primarily in common stocks of companies worldwide engaged in the consumer staples and consumer discretionary products and services industries that Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam Investments, LLC, believes have favorable investment potential. The fund concentrates its investments in one sector, which involves more risk than a fund that invests more broadly.

The fund offers class A, class B, class C, class M, class R and class Y shares. The fund began offering each class of shares on December 19, 2008. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At February 28, 2009, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer

30

is unable to value a security or provides a valuation which Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

C) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctua-tions arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

D) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (“FIN 48”). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

The aggregate identified cost on a tax basis is $3,019,823, resulting in gross unrealized appreciation and depreciation of $45,078 and $395,360, respectively, or net unrealized depreciation of $350,282.

E) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

31

F) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

G) Offering costs The offering costs of $80,709 are being fully amortized on a straight-line basis over a twelve-month period. The fund will reimburse Putnam Management for the payment of these expenses.

Note 2: Management fee, administrative
services and other transactions

The fund pays Putnam Management for management and investment advisory services monthly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, 0.43% of the next $5 billion, 0.42% of the next $5 billion, 0.41% of the next $5 billion, 0.40% of the next $5 billion, 0.39% of the next $5 billion, 0.38% of the next $8.5 billion and 0.37% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through August 31, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage/service arrangements that may reduce fund expenses. For the period ended February 28, 2009, Putnam Management waived $56,583 of its management fee from the fund.

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (“PAC”), an affiliate of Putnam Management, is authorized by the Trustees to manage and provide investment recommendations with respect to a portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets managed and 0.10% of the average net assets of the portion of the fund’s assets for which PAC provides investment recommendations.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets were provided by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Prior to December 31, 2008, these services were provided by Putnam Investor Services, a division of Putnam Fiduciary Trust Company (“PFTC”), which is an affiliate of Putnam Management. Putnam Investor Services, Inc. and Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. The amounts incurred for investor servicing agent functions provided by affiliates of Putnam Management during the period ended February 28, 2009 are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. The fund may also reduce expenses through brokerage/service arrangements. For the period ended February 28, 2009, the fund’s expenses were not reduced under the expense offset arrangements nor the brokerage/service arrangements.

Each independent Trustee of the fund receives an annualTrustee fee, of which $257, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive

32

additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontribu-tory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00% ,1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the period ended February 28, 2009, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $23 and no monies from the sale of class A and class M shares, respectively, and received no monies in contingent deferred sales charges from redemptions of class B and class C shares.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the period ended February 28, 2009, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the period ended February 28, 2009, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $3,457,772 and $462,092, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At February 28, 2009, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	For the period 12/19/08 (commencement
	of operations) to 2/28/09

Class A	Shares	Amount

Shares sold	3,991	$37,285

Shares issued in connection with reinvestment	294	2,950
of distributions

	4,285	40,235

Shares repurchased	—	—

Net increase	4,285	$40,235

33

	For the period 12/19/08 (commencement
	of operations) to 2/28/09

Class B	Shares	Amount

Shares sold	53	$500

Shares issued in connection with reinvestment	1	8
of distributions

	54	508

Shares repurchased	—	—

Net increase	54	$508

	For the period 12/19/08 (commencement
	of operations) to 2/28/09

Class C	Shares	Amount

Shares sold	260	$2,397

Shares issued in connection with reinvestment	1	8
of distributions

	261	2,405

Shares repurchased	—	—

Net increase	261	$2,405

	For the period 12/19/08 (commencement
	of operations) to 2/28/09

Class M	Shares	Amount

Shares sold	1,059	$10,000

Shares issued in connection with reinvestment	1	9
of distributions

	1,060	10,009

Shares repurchased	—	—

Net increase	1,060	$10,009

	For the period 12/19/08 (commencement
	of operations) to 2/28/09

Class R	Shares	Amount

Shares sold	—	$—

Shares issued in connection with reinvestment	1	9
of distributions

	1	9

Shares repurchased	—	—

Net increase	1	$9

	For the period 12/19/08 (commencement
	of operations) to 2/28/09

Class Y	Shares	Amount

Shares sold	1,887	$17,671

Shares issued in connection with reinvestment	1	11
of distributions

	1,888	17,682

Shares repurchased	(127)	(1,125)

Net increase	1,761	$16,557

34

At February 28, 2009, Putnam Investments, LLC owned
the following class shares of the fund:

		Percentage of
	Shares	ownership	Value

Class A	295,294	98.67%	$2,577,917

Class B	1,001	94.97	8,729

Class C	1,001	79.38	8,729

Class M	1,001	48.59	8,738

Class R	1,001	100.00	8,738

Class Y	1,001	36.25	8,749

Note 5: Initial capitalization
and offering of shares

The fund was established as a series of the trust on December 19, 2008. Prior to December 19, 2008, the fund had no operations other than those related to organizational matters, including as noted below, the initial capital contributions and issuance of shares:

	Capital	Shares
	contribution	issued

Class A	$2,950,000	295,000

Class B	10,000	1,000

Class C	10,000	1,000

Class M	10,000	1,000

Class R	10,000	1,000

Class Y	10,000	1,000

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 7: New accounting pronouncement

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”) — an amendment of FASB Statement No. 133, was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about how and why an entity uses derivative instruments and how derivative instruments affect an entity’s financial position. Putnam Management is currently evaluating the impact the adoption of SFAS 161 will have on the fund’s financial statement disclosures.

Note 8: Market and credit risk

In the normal course of business, the fund trades finan-cial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the funds have unsettled or open transactions will default.

35

Putnam puts your interests first

Putnam has introduced a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit the Individual Investors section at putnam.com for details.

Cost-cutting initiatives

Ongoing expenses will be limited Through June 30, 2009, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund’s industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Lower class B purchase limit To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be refused.)

Improved disclosure

Putnam fund prospectuses and shareholder reports have been revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, turnover comparisons, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts has also been enhanced to alert investors to potential cost savings.

Protecting investors’ interests

Short-term trading fee introduced To discourage short-term trading, which can interfere with a fund’s long-term strategy, a 1% short-term trading fee may be imposed on any Putnam fund shares (other than money market funds) redeemed or exchanged within 7 calendar days of purchase (for certain funds, this fee applies for 90 days).

36

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage 100 mutual funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Charles B. Curtis	Susan G. Malloy
Putnam Investment	Robert J. Darretta	Vice President and
Management, LLC	Myra R. Drucker	Assistant Treasurer
One Post Office Square	Charles E. Haldeman, Jr.
Boston, MA 02109	Paul L. Joskow	Beth S. Mazor
	Elizabeth T. Kennan	Vice President
Investment Sub-Manager	Kenneth R. Leibler
Putnam Investment Limited	Robert E. Patterson	James P. Pappas
57–59 St James’s Street	George Putnam, III	Vice President
London, England SW1A 1LD	Robert L. Reynolds
	Richard B. Worley	Francis J. McNamara, III
Investment Sub-Advisor		Vice President and
The Putnam Advisory	Officers	Chief Legal Officer
Company, LLC	Charles E. Haldeman, Jr.
One Post Office Square	President	Robert R. Leveille
Boston, MA 02109		Vice President and
	Charles E. Porter	Chief Compliance Officer
Marketing Services	Executive Vice President,
Putnam Retail Management	Principal Executive Officer,	Mark C. Trenchard
One Post Office Square	Associate Treasurer and	Vice President and
Boston, MA 02109	Compliance Liaison	BSA Compliance Officer

Custodian	Jonathan S. Horwitz	Judith Cohen
State Street Bank and	Senior Vice President	Vice President, Clerk and
Trust Company	and Treasurer	Assistant Treasurer

Legal Counsel	Steven D. Krichmar	Wanda M. McManus
Ropes & Gray LLP	Vice President and	Vice President, Senior Associate
	Principal Financial Officer	Treasurer and Assistant Clerk
Trustees
John A. Hill, Chairman	Janet C. Smith	Nancy E. Florek
Jameson A. Baxter,	Vice President, Principal	Vice President, Assistant Clerk,
Vice Chairman	Accounting Officer and	Assistant Treasurer and
Ravi Akhoury	Assistant Treasurer	Proxy Manager

This report is for the information of shareholders of Putnam Global Consumer Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Forwarding service requested

SA718 255832 4/09

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: April 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: April 29, 2009

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: April 29, 2009

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: August 31, 2009

Date of reporting period: September 1, 2008 — February 28, 2009

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Global Energy Fund

Semiannual Report
2 | 28 | 09

A world of investing.™

Putnam INVESTMENTS

This GLOBAL SECTOR FUND invests in stocks of energy companies worldwide.

Since 1937, when George Putnam created a prudent mix of stocks and bonds in a single, professionally managed portfolio, we have championed the wisdom of the balanced approach. Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios so investors can pursue a range of financial goals. Our seasoned portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in service excellence, in the value of experienced financial advice, and in putting clients first in everything we do.

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

Putnam
Global Energy
Fund

2|28|09
Semiannual Report

Message from the Trustees	2
About the fund	4
Performance snapshot	6
Interview with your fund’s Portfolio Managers	7
Performance in depth.	12
Expenses	14
Your fund’s management.	16
Terms and definitions	17
Trustee approval of management contract	18
Other information for shareholders.	21
Financial statements	22

Message from the Trustees

Dear Fellow Shareholder:

Financial markets have experienced significant upheaval for well over a year. Responses by governmental and financial authorities, including passage of a nearly $800 billion economic stimulus plan by Congress, have been rapid and often unprecedented in scale.

While it is difficult to predict how markets will perform in the near term, history shows that they have always recovered, with bull markets consistently outlasting bear markets over the long term. Under President and Chief Executive Officer Robert L. Reynolds, Putnam Investments has instituted several changes to prepare Putnam for the eventual recovery. In recent months, Putnam has hired top money management talent, added several seasoned equity analysts, and clarified how investment decisions are made.

The portfolio managers of Putnam Global Energy Fund are Steve Curbow, who joined Putnam in 2008 and has 13 years of investment industry experience, and Jessica Wirth, who joined the company in 2004 and has 8 years of industry experience.

We also are pleased to announce that Ravi Akhoury has been elected to the Board of Trustees of the Putnam Funds. Mr. Akhoury brings a wealth of experience and knowledge to the oversight of the Funds that will be of great benefit to Putnam shareholders. From 1992 to 2007, Mr. Akhoury

2

was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management. He serves as advisor to New York Life Insurance Company, and previously was a member of its Executive Management Committee.

We would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Pursuing growth opportunities in energy-related companies

From the OPEC-driven oil crisis of the 1970s to the peak and subsequent plunge in oil prices in 2008, the balance of geopolitical stability, technological development, and economic growth have shaped the global energy market. Putnam Global Energy Fund seeks to capitalize on that ever-changing balance. The fund invests at least 80% of its assets in stocks of companies in energy-related industries. The fund’s portfolio managers look for stocks of companies around the world that can profit from the global demand for energy. The fund’s portfolio may include companies engaged in the exploration and production of oil and gas, contractors or owners of oil- and gas-drilling rigs, manufacturers of drilling equipment, and providers of supplies and services to oil and gas companies. Fund holdings may also include coal-mining and production companies and businesses that store and transport oil and gas.

While the fund managers focus primarily on large and midsize companies, the fund has the flexibility to invest in businesses of all sizes and at different stages of growth, from newer, rapidly growing companies to established global corporations. Of course, the energy sector can be volatile — as evidenced by oil prices in 2008, which hit a record high in July at more than $145 per barrel, only to drop to under $40 in the second part of the year. To help temper volatility, the fund managers seek to diversify the portfolio — geographically and by industry — and to invest with a long-term view, looking for stocks that can help investors build wealth over time. Their disciplined investment process includes analyzing each stock’s valuation as well as the company’s financial strength, competitive positioning, earnings, and cash flow. They conduct their intensive fundamental research with support from analysts in Putnam’s Global Equity Research group.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. The fund invests in fewer issuers or concentrates its investments by region or sector, and involves more risk than a fund that invests more broadly. The use of derivatives involves special risks and may result in losses.

Putnam Global Sector Funds

Dramatic changes, such as the growth of wireless communications and innovations in solar energy and software, can propel stocks in different industries to market-leading performance. Putnam Global Sector Funds help investors gain exposure to a number of dynamic industries.

Investing with flexibility and precision, the funds’ portfolio managers use rigorous fundamental research and a proprietary stock-ranking process. They work with teams of analysts to determine where each sector is headed and to pinpoint opportunities. Backed by Putnam’s nearly 30 years of sector investing experience, the nine funds invest in distinct sectors in markets around the world.

Global Consumer Fund
Retail, hotels, restaurants, media, food and beverages

Global Energy Fund
Oil and gas, energy equipment and services

Global Financials Fund
Commercial banks, insurance, diversified financial
services, mortgage finance

Global Health Care Fund
Pharmaceuticals, biotechnology, health-care services

Global Industrials Fund
Airlines, railroads, trucking, aerospace and defense,
construction, commercial services

Global Natural Resources Fund
Metals, chemicals, oil and gas, forest products

Global Technology Fund
Software, computers, Internet services

Global Telecommunications Fund
Diversified and wireless telecommunications services

Global Utilities Fund
Electric and gas utilities, telephone companies,
water utilities

Developments and events that have affected the energy sector

4	5

Performance snapshot

Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 7 and 12–13 for additional performance information. For a portion of the period, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit putnam.com. The short-term results of a relatively new fund are not necessarily indicative of long-term prospects.

6

Interview with your
fund’s Portfolio Managers

Steve Curbow and Jessica Wirth

Steve and Jessica, thanks for sitting down with us today. Putnam Global Energy Fund launched in December 2008, so the reporting period is relatively brief. Still, world markets and economies experienced continued weakness during the period. How did the fund perform in this climate, Steve?

The fund’s class A shares declined 11.37% for the abbreviated semiannual period from December 19, 2008, to February 28, 2009, edging out its benchmark, the MSCI World Energy Index, which fell 12.36%. Solid stock-picking helped the fund outperform the benchmark on a relative basis.

Since this is a new fund, tell us about your investment approach and strategy.

Because the energy sector is sensitive to larger trends, it’s important to have a “top-down,” macroeconomic perspective. This means we keep a close watch on the prices of oil and natural gas, along with other trends affecting the overall economy. Our greatest skill as portfolio managers, however, lies in our ability to find undervalued stocks that offer some sort of growth catalyst, such as the discovery of oil or natural gas.

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the period from 12/19/08 (commencement of operations) to 2/28/09. See page 6 and pages 12–13 for additional fund performance information. Index descriptions can be found on page 17.

7

In terms of strategy, the fund’s ability to invest around the world is a great advantage, since opportunities in the energy sector often arise outside the United States. This gives us greater ability to diversify the portfolio and to take advantage of opportunities in the energy sector, regardless of where they originate.

The global economic slowdown has caused the price of oil to plummet in the past several months, dropping from a high of about $147 a barrel in July 2008 to the mid-$40s by the close of the period. Jessica, how did you and Steve position the fund in this environment?

We entered 2009 with the expectation that the prices of oil and natural gas would continue to decline because of the sharp reduction in worldwide demand and a general oversupply of these commodities. With this as the backdrop, we decided to position the fund defensively. This meant owning large-cap, integrated energy company stocks and avoiding smaller, oil-field service companies that tend to perform well only when energy prices are rising.

Because integrated companies are involved in all phases of the energy business — from exploring and drilling to refining and marketing — they are by their very nature diversified. This diversification allows them to better withstand economic slowdowns. Oil-field service companies, on the other hand, are paid by the integrated oil companies and exploration and production [E&P] firms to provide drilling services and related oil-field support. As we entered 2009, we

Top 10 holdings

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 2/28/09. Holdings will vary over time.

HOLDING (percentage of fund’s net assets)	COUNTRY	INDUSTRY

Exxon Mobil Corp. (16.4%)	United States	Oil and gas
Chevron Corp. (9.2%)	United States	Oil and gas
BP PLC (8.6%)	United Kingdom	Oil and gas
Total SA (7.1%)	France	Oil and gas
BG Group PLC (5.2%)	United Kingdom	Oil and gas
Occidental Petroleum Corp. (5.0%)	United States	Oil and gas
XTO Energy, Inc. (3.9%)	United States	Oil and gas
EOG Resources, Inc. (3.0%)	United States	Oil and gas
Royal Dutch Shell PLC (2.8%)	Netherlands	Oil and gas
Petroleo Brasileiro SA (2.6%)	Brazil	Oil and gas

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anticipated that integrated and E&P companies would be reducing their capital budgets and this in turn would hurt the earnings of oil-field service companies.

What were some of the holdings that held back performance, Steve?

The recent fall in the price of oil gets a great deal of attention, but the price of natural gas also has dropped sharply. Natural gas has fallen 34% this year and is down 73% from a high of $13.694 per British thermal unit [Btu] reached on July 2, 2008. Not surprisingly, the fund’s top two detractors for the period were natural gas companies: EOG Resources Inc., which has reserves in the United States, Canada, Trinidad, the United Kingdom, and China, and Devon Energy Corp., one of North America’s larger producers of natural gas. Fund management sold its position in Devon during the period.

While we didn’t have big positions in the natural gas industry, the fund was overweight these two companies relative to the benchmark, and the fund’s performance suffered as a result.

Another detractor was Chevron Corp., a U.S.-based integrated company that we believed was well positioned. It’s hard to ascribe a definitive reason for the stock’s underperformance, other than it had outperformed prior to the widespread sell-off in the sector in late 2008 and investors took some profits on the stock.

Industry allocations as of 2/28/09

Allocations are represented as a percentage of net assets and may not equal 100%. Holdings and allocations may vary over time.

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Which holdings contributed to performance, Jessica?

The fund’s top contributor for the period was Petroleo Brasileiro SA, a Brazil-based oil and natural gas exploration company. This out-of-benchmark holding is not the kind of company you generally would invest in given the bearish commodity-price environment. But the company —known as “Petrobras” — has recently made multiple significant discoveries of oil and gas in the Santos Basin off the Brazilian coast.

BG Group PLC, a United Kingdom-based natural gas and oil exploration company, was another top contributor. Again, the fund had an overweight to the company relative to the benchmark, which helped performance. Like Petrobras, BG has operations off the Brazilian coast and has an attractive, well-hedged natural gas operation.

What is your outlook for the fund and the sector, Steve?

The energy industry continues to suffer from what have been up to three decades of underinvestment. As a result, essentially supply is unable to keep up with demand. Every year, production capacity undergoes a big decline, and the industry does not produce enough oil and gas to keep up with growth in demand.

Today, because of the global economic slowdown, we’re in a short-term down-cycle in the sector. The long-term picture for the energy sector remains quite positive. World energy consumption is expected to expand over the next several decades, with China and India leading the pack. Certainly alternative energy is important, but we still get over 90% of our energy from oil, natural gas, and coal. Put simply, we have a supply challenge over the long term.

IN THE NEWS

The Federal Reserve (the Fed) opened a new front in its monetary policy offensive at its March 18, 2009 meeting. Since September 2007, the Fed has slashed its benchmark lending rate from 5.25% to near zero. Without the option of cutting rates further, the Fed moved to buy $300 billion in U.S. Treasury securities and increase the size of its lending programs. The Fed’s actions are designed to reduce mortgage rates, bolster the housing market, and bring an end to what some have described as the worst recession in 60 years. The Fed’s moves should also result in lower interest rates on a variety of consumer and business loans.

Currently, the hope is that the broad and coordinated economic stimulus efforts around the world will hasten the return of economic growth. Once that happens,

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demand will improve and this rain delay will end. In the meantime, the recent stock price declines have enabled us to add what we believe are fundamentally strong companies to the portfolio at attractive valuations.

Thank you both for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

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Your fund’s performance

This section shows your fund’s performance, price, and distribution information for the period ended February 28, 2009, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents performance since the fund’s inception date of December 19, 2008. Past performance does not guarantee future results, and the short-term results of a relatively new fund are not necessarily indicative of long term prospects. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section of putnam. com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for period ended 2/28/09

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/19/08)		(12/19/08)		(12/19/08)		(12/19/08)		(12/19/08)	(12/19/08)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	–11.37%	–16.47%	–11.49%	–15.92%	–11.49%	–12.38%	–11.48%	–14.56%	–11.38%	–11.27%

After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects.

For a portion of the period, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 90 days of purchase.

Comparative index returns For period ended 2/28/09

		Lipper Global Natural Resources
	MSCI World Energy Index	Funds category average*

Life of fund	–12.36%	–8.13

Index and Lipper results should be compared to fund performance at net asset value.

* Over the life-of-fund period ended 2/28/09, there were 118 funds in the Lipper category.

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Fund price and distribution information For the period ended 2/28/09

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.003		$0.001	$0.001	$0.002		$0.002	$0.004

Capital gains	—		—	—	—		—	—

Total	$0.003		$0.001	$0.001	$0.002		$0.002	$0.004

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

12/19/08*	$10.00	$10.61	$10.00	$10.00	$10.00	$10.36	$10.00	$10.00

2/28/09	8.86	9.40	8.85	8.85	8.85	9.17	8.86	8.87

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Inception date of the fund.

Fund performance as of most recent calendar quarter
Total return for period ended 3/31/09

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/19/08)		(12/19/08)		(12/19/08)		(12/19/08)		(12/19/08)	(12/19/08)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	–6.67%	–12.04%	–6.89%	–11.55%	–6.89%	–7.82%	–6.78%	–10.02%	–6.68%	–6.56%

Fund’s annual operating expenses

The table below shows the fund’s estimated annual operating expenses for its first fiscal year, which ends on August 31, 2009.

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses*	1.44%	2.19%	2.19%	1.94%	1.69%	1.19%

Total annual fund operating expenses	1.66	2.41	2.41	2.16	1.91	1.41

* Reflects Putnam Management’s decision to contractually limit expenses through 8/31/09.

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

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Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The following table shows the expenses you would have paid on a $1,000 investment in Putnam Global Energy Fund from December 19, 2008, (commencement of operations) to February 28, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$2.72	$4.11	$4.11	$3.64	$3.18	$2.25

Ending value (after expenses)	$886.30	$885.10	$885.10	$885.20	$886.20	$887.30

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the period from 12/19/08 (commencement of operations) to 2/28/09. The expense ratio may differ for each share class (see the last table in this section).

Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the period ended February 28, 2009, use the following calculation method.

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Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$2.89	$4.37	$4.37	$3.88	$3.38	$2.40

Ending value (after expenses)	$1,006.98	$1,005.50	$1,005.50	$1,006.00	$1,006.49	$1,007.48

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the period from 12/19/08 (commencement of operations) to 2/28/09. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund’s annualized
expense ratio	1.46%	2.21%	2.21%	1.96%	1.71%	1.21%

Average annualized expense
ratio for Lipper peer group*	1.47%	2.22%	2.22%	1.97%	1.72%	1.22%

* Putnam keeps fund expenses below the Lipper peer group average expense ratio by limiting our fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage/service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect 12b-1 fees. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times; the fund’s expense ratio shown here is annualized data for the period from 12/19/08 (commencement of operations) to 2/28/09, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 12/31/08.

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Your fund’s management

Your fund’s Portfolio Managers are Steve Curbow and Jessica Wirth.

Portfolio management fund ownership

The following table shows how much the fund’s current Portfolio Managers have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of February 28, 2009.

Putnam employee fund ownership

The following table shows the approximate value of investments in the fund and all Putnam funds by Putnam employees as of February 28, 2009. These amounts include investments by the employees’ immediate family members and investments through retirement and deferred compensation plans.

	Assets in the fund	Total assets in all Putnam funds

Putnam employees	$115,000	$311,000,000

Other Putnam funds managed by the Portfolio Managers

Steve Curbow is also a Portfolio Manager of Putnam Global Natural Resources Fund.

Steve Curbow and Jessica Wirth may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Morgan Stanley Capital International (MSCI) World Energy Index is a free float-adjusted market-capitalization weighted index that is designed to measure the equity market performance of developed markets in the energy sector.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

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Trustee approval of management contract

General conclusions

In October 2008, the Putnam funds’ Board of Trustees, which oversees the management of each Putnam fund, approved, for an initial term of two years, your fund’s management contract with Putnam Investment Management (“Putnam Management”); the sub-management contract, in respect of your fund, between Putnam Management’s affiliate, Putnam Investments Limited (“PIL”), and Putnam Management; and the sub-advisory contract, in respect of your fund, among The Putnam Advisory Company (“PAC”), PIL and Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requested and evaluated all information it deemed reasonably necessary under the circumstances. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the initial execution of your fund’s management, sub-management and sub-advisory contracts, effective October 17, 2008. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL and PAC as separate entities, except as otherwise indicated below, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the proposed fee schedule for your fund represented reasonable compensation in light of the nature and quality of the services to be provided to the fund, the fees paid by competitive funds and comparable Putnam funds, and the costs expected to be incurred by Putnam Management in providing such services, and

• That this fee schedule would represent an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at anticipated future asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the application of certain expense reductions and waivers and other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund were considered in light of fee arrangements for the other Putnam funds, which are the result of many years of review and discussion between the Independent Trustees and Putnam Management, and that the Trustees’ conclusions may be based, in part, on their consideration of these arrangements for other Putnam funds in the current and prior years.

Management fee schedules and
categories; total expenses

The Trustees considered your fund’s proposed management fee schedule, including fee levels and breakpoints. The Trustees considered Putnam Management’s

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representation that investment research and portfolio management for your fund would be particularly labor-intensive, given the breadth of the global investment universe and the increased risks associated with investing in particular groups of industries. The Trustees also noted that the proposed fee schedule was consistent with the current fee schedules of other Putnam international funds, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for funds in your fund’s Lipper category. The Trustees also noted that expense ratios for a number of Putnam funds were currently being controlled by expense limitations initially implemented in January 2004. The Trustees have received a commitment from Putnam Management and its parent company to continue this program of expense limitations for all Putnam funds through at least June 30, 2009, and, for your fund, through at least August 31, 2009 (the end of its first fiscal year). These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders of the Putnam funds well since its inception.

• Economies of scale. Under its management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, if the fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure for the Putnam funds during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule proposed for your fund represented an appropriate sharing of economies of scale at projected asset levels.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ decision to approve your fund’s initial management contract with Putnam Management. The Trustees are assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which generally meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

Because your fund was not yet operational, the Trustees were not able to consider your fund’s recent performance prior to their initial approval of your fund’s management, sub-management and sub-advisory contracts.

Brokerage and soft-dollar allocations;
other benefits

The Trustees considered various potential benefits that Putnam Management may

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receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered changes made in 2008, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy, which expanded the permitted categories of brokerage and research services payable with soft dollars and increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ review of your fund’s initial management contract arrangements also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the investor servicing agreement with Putnam Fiduciary Trust Company, each of which provides benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the Putnam funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Approval of the Sub-Management
Contract between Putnam
Management and Putnam
Investments Limited and the
Sub-Advisory Contract among
Putnam Management, Putnam
Investments Limited andThe Putnam
Advisory Company

In October 2008, the Trustees approved a sub-management contract between Putnam Management and PIL in respect of your fund, under which PIL’s London office would manage a separate portion of the assets of the fund. Also in October 2008, the Trustees approved a sub-advisory contract among Putnam Management, PIL and PAC in respect of your fund, under which PAC’s Tokyo branch would begin providing non-discretionary investment services and its Singapore branch would begin providing discretionary investment management services for your fund. The Contract Committee reviewed information provided by Putnam Management, PIL and PAC and, upon completion of this review, recommended, and the Independent Trustees

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and the full Board of Trustees approved, the sub-management and sub-advisory contracts in respect of your fund, effective October 17, 2008.

The Trustees considered numerous factors they believed relevant in approving your fund’s sub-management and sub-advisory contracts, including Putnam Management’s belief that the interest of shareholders would be best served by utilizing investment professionals in PIL’s London office and PAC’s Tokyo and Singapore offices to manage a portion of your fund’s assets and PIL’s and PAC’s expertise in managing assets invested in European and Asian markets, respectively. The Trustees also considered that applicable securities laws require a sub-advisory relationship among Putnam Management, PIL and PAC in order for Putnam’s investment professionals in London, Tokyo and Singapore to be involved in the management of your fund. The Trustees noted that Putnam Management, and not your fund, would pay the sub-management fee to PIL for its services, that Putnam Management and/or PIL, but not your fund, would pay the sub-advisory fee to PAC for its services, and that the sub-management and sub-advisory relationships with PIL and PAC, respectively, will not reduce the nature, quality or overall level of service provided to your fund.

Other information for shareholders

Important notice regarding delivery
of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2008, are available in the Individual Investors section of putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

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Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings —from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

22

The fund’s portfolio 2/28/09 (Unaudited)

COMMON STOCKS (97.4%)*	Shares	Value

Electric utilities (1.3%)
Entergy Corp.	300	$20,217

Exelon Corp.	400	18,888

		39,105
Energy (oil field) (6.8%)
Aker Solutions ASA (Norway)	1,609	8,666

Cameron International Corp. †	580	11,182

National-Oilwell Varco, Inc. †	1,355	36,219

Saipem SpA (Italy)	904	14,063

SBM Offshore NV (Netherlands)	778	10,293

Schlumberger, Ltd.	1,194	45,444

Transocean, Ltd. (Switzerland) †	262	15,660

Weatherford International, Ltd. †	5,675	60,552

		202,079
Energy (other) (0.2%)
First Solar, Inc. †	54	5,710

		5,710
Natural gas utilities (1.4%)
EQT Corp.	817	25,123

Southwestern Energy Co. †	576	16,572

		41,695
Oil and gas (87.7%)
Apache Corp.	627	37,049

BG Group PLC (United Kingdom)	10,816	154,362

BP PLC (United Kingdom)	40,216	257,141

Canadian Natural Resources, Ltd. (Canada)	480	15,466

Chevron Corp.	4,538	275,502

ConocoPhillips	1,224	45,716

EnCana Corp. (Canada)	406	16,056

ENI SpA (Italy)	2,352	46,845

EOG Resources, Inc.	1,762	88,170

Exxon Mobil Corp.	7,232	491,053

Hess Corp.	1,336	73,066

Marathon Oil Corp.	3,066	71,346

Nexen, Inc. (Canada)	5,235	71,675

Occidental Petroleum Corp.	2,855	148,089

Origin Energy, Ltd. (Australia)	3,284	28,470

Petroleo Brasileiro SA ADR (Brazil)	2,787	77,284

Range Resources Corp.	715	25,433

Repsol YPF SA (Spain)	2,152	33,171

Royal Dutch Shell PLC Class A (Netherlands)	3,780	83,024

Royal Dutch Shell PLC Class B (Netherlands)	1,257	26,535

Santos, Ltd. (Australia)	2,580	25,335

StatoilHydro ASA (Norway)	3,144	52,677

Suncor Energy, Inc. (Canada)	2,574	53,654

Total SA (France)	4,502	213,354

23

COMMON STOCKS (97.4%)* cont.	Shares	Value

Oil and gas cont.
Tullow Oil PLC (United Kingdom)	2,826	$29,463

Ultra Petroleum Corp. †	1,867	65,606

XTO Energy, Inc.	3,638	115,178

		2,620,720
Total common stocks (cost $3,279,242)		$2,909,309

SHORT-TERM INVESTMENTS (2.4%)*	Shares	Value

Federated Prime Obligations Fund	71,395	$71,395

Total short-term investments (cost $71,395)		$71,395

TOTAL INVESTMENTS

Total investments (cost $3,350,637)		$2,980,704

* Percentages indicated are based on net assets of $2,987,746.

† Non-income-producing security.

ADR after the name of a foreign holding stands for American Depository Receipts representing ownership of foreign securities on deposit with a custodian bank.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of issue at February 28, 2009 (as a percentage of Portfolio Value):

United States	58.6%	Norway	2.1%

United Kingdom	14.8	Italy	2.0

France	7.2	Australia	1.8

Canada	5.3	Spain	1.1

Netherlands	4.0	Switzerland	0.5

Brazil	2.6	Total	100.0%

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. The Standard establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of February 28, 2009:

Valuation inputs	Investments in securities	Other financial instruments

Level 1	$1,997,305	$—

Level 2	983,399	—

Level 3	—	—

Total	$2,980,704	$—

Other financial instruments include futures, written options, TBA sale commitments, swaps and forward contracts which are valued at the unrealized appreciation/(depreciation) on the instrument.

The accompanying notes are an integral part of these financial statements.

24

Statement of assets and liabilities 2/28/09 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $3,350,637)	$2,980,704

Cash	13,080

Dividends, interest and other receivables	16,338

Unamortized offering costs (Note 1)	64,788

Receivable for shares of the fund sold	6,862

Receivable for securities sold	41,207

Receivable from Manager (Note 2)	41,578

Total assets	3,164,557

LIABILITIES

Payable for securities purchased	55,124

Payable for investor servicing fees (Note 2)	2,669

Payable for custodian fees (Note 2)	2,229

Payable for Trustee compensation and expenses (Note 2)	636

Payable for administrative services (Note 2)	3,000

Payable for distribution fees (Note 2)	1,243

Payable for offering costs (Note 1)	80,301

Payable for reports to shareholders	12,344

Payable for auditing	12,099

Other accrued expenses	7,166

Total liabilities	176,811

Net assets	$2,987,746

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1, 4 and 5)	$3,365,303

Undistributed net investment income (Note 1)	9,089

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(16,695)

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(369,951)

Total — Representing net assets applicable to capital shares outstanding	$2,987,746

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($2,854,169 divided by 322,081 shares)	$8.86

Offering price per class A share (100/94.25 of $8.86)*	$9.40

Net asset value and offering price per class B share ($21,262 divided by 2,403 shares)**	$8.85

Net asset value and offering price per class C share ($33,730 divided by 3,811 shares)**	$8.85

Net asset value and redemption price per class M share ($8,856 divided by 1,000 shares)	$8.85

Offering price per class M share (100/96.50 of $8.85)*	$9.17

Net asset value, offering price and redemption price per class R share
($8,861 divided by 1,000 shares)	$8.86

Net asset value, offering price and redemption price per class Y share
($60,868 divided by 6,865 shares)	$8.87

 * On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

25

Statement of operations
For the period 12/19/08 (commencement of operations) to 2/28/09 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $595)	$18,165

Interest	745

Total investment income	18,910

EXPENSES

Compensation of Manager (Note 2)	4,236

Investor servicing fees (Note 2)	2,669

Custodian fees (Note 2)	2,238

Trustee compensation and expenses (Note 2)	3,494

Administrative services (Note 2)	3,000

Distribution fees — Class A (Note 2)	1,468

Distribution fees — Class B (Note 2)	37

Distribution fees — Class C (Note 2)	43

Distribution fees — Class M (Note 2)	14

Distribution fees — Class R (Note 2)	10

Reports to shareholders	12,344

Auditing	12,099

Legal	4,000

Amortization of offering costs (Note 1)	15,921

Other	3,165

Fees waived and reimbursed by Manager (Note 2)	(55,811)

Total expenses	8,927

Expense reduction (Note 2)	(1)

Net expenses	8,926

Net investment income	9,984

Net realized loss on investments (Notes 1 and 3)	(16,702)

Net realized gain on foreign currency transactions (Note 1)	7

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(18)

Net unrealized depreciation of investments during the period	(369,933)

Net loss on investments	(386,646)

Net decrease in net assets resulting from operations	$(376,662)

The accompanying notes are an integral part of these financial statements.

26

Statement of changes in net assets

DECREASE IN NET ASSETS	For the period 12/19/08
(commencement of operations)

to 2/28/09*
Operations:
Net investment income	$9,984

Net realized loss on investments and foreign currency
transactions	(16,695)

Net unrealized depreciation of investments and assets and
liabilities in foreign currencies	(369,951)

Net decrease in net assets resulting from operations	(376,662)

Distributions to shareholders: (Note 1)
From ordinary income
Net investment income

Class A	(885)

Class B	(1)

Class C	(1)

Class M	(2)

Class R	(2)

Class Y	(4)

Redemption fees (Note 1)	30

Increase from capital share transactions (Note 4)	365,273

Total decrease in net assets	(12,254)

NET ASSETS

Beginning of period (Note 5)	3,000,000

End of period (including undistributed net investment income of $9,089 )	$2,987,746

* Unaudited

The accompanying notes are an integral part of these financial statements.

27

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

								*
											Ratio	Ratio of net
		Net	Net realized								of expenses	investment
	Net asset value,	investment	and unrealized	Total from	From net			Net asset	Total return	Net assets,	to average	income (loss)
	beginning	income	gain (loss) on	investment	investment	Total	Redemption	value, end of	at net asset	end of period	net assets	to average	Portfolio
Period ended	of period	(loss) [a,d,f]	investments	operations	income [e]	distributions [e]	fees [e]	period	value (%) [b]	(in thousands)	(%) [c,d]	net assets (%) [d,f]	turnover (%)

Class A
February 28, 2009 **†	$10.00	.03	(1.17)	(1.14)	—	—	—	$8.86	(11.37) *	$2,854	.29*	.32*	7.87*

Class B
February 28, 2009 **†	$10.00	.02	(1.17)	(1.15)	—	—	—	$8.85	(11.49) *	$21	.44*	.23*	7.87*

Class C
February 28, 2009 **†	$10.00	.03	(1.18)	(1.15)	—	—	—	$8.85	(11.49) *	$34	.44*	.28*	7.87*

Class M
February 28, 2009 **†	$10.00	.02	(1.17)	(1.15)	—	—	—	$8.85	(11.48) *	$9	.39*	.21*	7.87*

Class R
February 28, 2009 **†	$10.00	.03	(1.17)	(1.14)	—	—	—	$8.86	(11.38) *	$9	.34*	.26*	7.87*

Class Y
February 28, 2009 **†	$10.00	.08	(1.21)	(1.13)	—	—	—	$8.87	(11.27) *	$61	.24*	.76*	7.87*

* Not annualized.

** Unaudited.

† For the period December 19, 2008 (commencement of operations) to February 28, 2009.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements (Note 2).

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amount (Note 2):

Percentage of
average net assets

February 28, 2009	1.82%

e Amount represents less than $0.01 per share.

f Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

		Percentage of
	Per share	average net assets

Class A	$0.02	0.17%

Class B	0.02	0.23

Class C	0.02	0.21

Class M	0.02	0.17

Class R	0.02	0.17

Class Y	0.03	0.34

The accompanying notes are an integral part of these financial statements.

28	29

Notes to financial statements 2/28/09 (Unaudited)

Note 1: Significant accounting policies

Putnam Global Energy Fund (the “fund”) is a non-diversified series of Putnam Funds Trust (the “trust”), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek capital appreciation by investing mainly in common stocks of companies worldwide in the energy industries that Putnam Investment Management, LLC (“Putnam Management”), the fund’s investment manager, a wholly-owned subsidiary of Putnam Investments, LLC, believes have favorable investment potential. The fund concentrates its investments in one sector which involves more risk than a fund that invests more broadly.

The fund offers class A, class B, class C, class M, class R and class Y shares. The fund began offering each class of shares on December 19, 2008. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At February 28, 2009, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation which Putnam Management, does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

C) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred.The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

D) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the“Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (“FIN 48”). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

The aggregate identified cost on a tax basis is $3,350,637, resulting in gross unrealized appreciation and depreciation of $41,673 and $411,606, respectively, or net unrealized depreciation of $369,933.

E) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

F) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

G) Offering costs The offering costs of $80,709 are being fully amortized on a straight-line basis over a twelve-month period. The fund will reimburse Putnam Management for the payment of these expenses.

Note 2: Management fee, administrative
services and other transactions

The fund pays Putnam Management for management and investment advisory services monthly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, 0.43% of the next $5 billion, 0.42% of the next $5 billion, 0.41% of the next $5 billion, 0.40% of the next $5 billion, 0.39% of the next $5 billion, 0.38% of the next $8.5 billion and 0.37% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through August 31, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage/service arrangements that may reduce fund expenses. For the period ended February 28, 2009, Putnam Management waived $55,811 of its management fee from the fund.

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (“PAC”), an affiliate of Putnam Management, is authorized by the Trustees to manage and provide investment recommendations with respect to a portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets managed and 0.10% of the average net assets of the portion of the fund’s assets for which PAC provides investment recommendations.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets were provided by State Street Bank andTrust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Prior to December 31, 2008, these services were provided by Putnam Investor Services, a division of Putnam Fiduciary Trust Company (“PFTC”), which is an affiliate of Putnam Management. Putnam Investor Services, Inc. and Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. The amounts incurred for investor servicing agent functions provided by affiliates of Putnam Management during the period ended February 28, 2009 are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. For the period ended February 28, 2009, the fund’s expenses were reduced by $1 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $257, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on

32

or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontribu-tory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the period ended February 28, 2009, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $36 and no monies from the sale of class A and class M shares, respectively, and received no monies in contingent deferred sales charges from redemptions of class B and class C shares.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the period ended February 28, 2009, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the period ended February 28, 2009, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $3,530,522 and $234,578, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At February 28, 2009 there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	For the period 12/19/08 (commencement
	of operations) to 2/28/09

Class A	Shares	Amount

Shares sold	27,110	$266,278

Shares issued in connection with	88	885
reinvestment of distributions

	27,198	267,163

Shares repurchased	(117)	(1,196)

Net increase	27,081	$265,967

33

	For the period 12/19/08 (commencement
	of operations) to 2/28/09

Class B	Shares	Amount

Shares sold	1,681	$17,085

Shares issued in connection with	—*	1
reinvestment of distributions

	1,681	17,086

Shares repurchased	(278)	(2,599)

Net increase	1,403	$14,487

	For the period 12/19/08 (commencement
	of operations) to 2/28/09

Class C	Shares	Amount

Shares sold	2,811	$27,895

Shares issued in connection with	—*	1
reinvestment of distributions

	2,811	27,896

Shares repurchased	—	—

Net increase	2,811	$27,896

	For the period 12/19/08 (commencement
	of operations) to 2/28/09

Class M	Shares	Amount

Shares sold	—	$—

Shares issued in connection with	—*	2
reinvestment of distributions

	—*	2

Shares repurchased	—	—

Net increase	—*	$2

	For the period 12/19/08 (commencement
	of operations) to 2/28/09

Class R	Shares	Amount

Shares sold	—	$—

Shares issued in connection with	—*	2
reinvestment of distributions

	—*	2

Shares repurchased	—	—

Net increase	—*	$2

	For the period 12/19/08 (commencement
	of operations) to 2/28/09

Class Y	Shares	Amount

Shares sold	5,968	$57,868

Shares issued in connection with	—*	4
reinvestment of distributions

	5,968	57,872

Shares repurchased	(103)	(953)

Net increase	5,865	$56,919

*Amount represents less than 1 rounded share.

34

At February 28, 2009, Putnam Investments, LLC owned the following class shares of the fund:

		Percentage of
	Shares	ownership	Value

Class A	295,088	91.62%	$2,614,480

Class B	1,000	41.61	8,850

Class C	1,000	26.24	8,850

Class M	1,000	100.00	8,856

Class R	1,000	100.00	8,861

Class Y	1,000	14.57	8,870

Note 5: Initial capitalization and offering of shares

The fund was established as a series of the trust on December 19, 2008. Prior to December 19, 2008, the fund had no operations other than those related to organizational matters, including as noted below, the initial capital contributions and issuance of shares:

	Capital	Shares
	contribution	issued

Class A	$2,950,000	295,000

Class B	10,000	1,000

Class C	10,000	1,000

Class M	10,000	1,000

Class R	10,000	1,000

Class Y	10,000	1,000

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 7: New accounting pronouncement

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”) — an amendment of FASB Statement No. 133, was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about how and why an entity uses derivative instruments and how derivative instruments affect an entity’s financial position. Putnam Management is currently evaluating the impact the adoption of SFAS 161 will have on the fund’s financial statement disclosures.

Note 8: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the funds have unsettled or open transactions will default.

35

Putnam puts your interests first

Putnam has introduced a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit the Individual Investors section at putnam.com for details.

Cost-cutting initiatives

Ongoing expenses will be limited Through June 30, 2009, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund’s industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Lower class B purchase limit To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be refused.)

Improved disclosure

Putnam fund prospectuses and shareholder reports have been revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, turnover comparisons, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts has also been enhanced to alert investors to potential cost savings.

Protecting investors’ interests

Short-term trading fee introduced To discourage short-term trading, which can interfere with a fund’s long-term strategy, a 1% short-term trading fee may be imposed on any Putnam fund shares (other than money market funds) redeemed or exchanged within 7 calendar days of purchase (for certain funds, this fee applies for 90 days).

36

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage 100 mutual funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Charles B. Curtis	Susan G. Malloy
Putnam Investment	Robert J. Darretta	Vice President and
Management, LLC	Myra R. Drucker	Assistant Treasurer
One Post Office Square	Charles E. Haldeman, Jr.
Boston, MA 02109	Paul L. Joskow	Beth S. Mazor
	Elizabeth T. Kennan	Vice President
Investment Sub-Manager	Kenneth R. Leibler
Putnam Investment Limited	Robert E. Patterson	James P. Pappas
57–59 St James’s Street	George Putnam, III	Vice President
London, England SW1A 1LD	Robert L. Reynolds
	Richard B. Worley	Francis J. McNamara, III
Investment Sub-Advisor		Vice President and
The Putnam Advisory	Officers	Chief Legal Officer
Company, LLC	Charles E. Haldeman, Jr.
One Post Office Square	President	Robert R. Leveille
Boston, MA 02109		Vice President and
	Charles E. Porter	Chief Compliance
Marketing Services	Executive Vice President,	Officer
Putnam Retail Management	Principal Executive Officer,
One Post Office Square	Associate Treasurer and	Mark C. Trenchard
Boston, MA 02109	Compliance Liaison	Vice President and
BSA Compliance Officer
Custodian	Jonathan S. Horwitz
State Street Bank and	Senior Vice President	Judith Cohen
Trust Company	and Treasurer	Vice President, Clerk and
Assistant Treasurer
Legal Counsel	Steven D. Krichmar
Ropes & Gray LLP	Vice President and	Wanda M. McManus
	Principal Financial Officer	Vice President, Senior Associate
Trustees		Treasurer and Assistant Clerk
John A. Hill, Chairman	Janet C. Smith
Jameson A. Baxter,	Vice President, Principal	Nancy E. Florek
Vice Chairman	Accounting Officer and	Vice President, Assistant Clerk,
Ravi Akhoury	Assistant Treasurer	Assistant Treasurer and
Proxy Manager

This report is for the information of shareholders of Putnam Global Energy Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Forwarding service requested

SA719 255833 4/09

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: April 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: April 29, 2009

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: April 29, 2009

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 07513)

Exact name of registrant as specified in charter: Putnam Funds Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: August 31, 2009

Date of reporting period: September 1, 2008 — February 28, 2009

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PGFFX

Putnam Global Financials Fund

Semiannual Report 2|28|09

A world of investing.™

Putnam INVESTMENTS

This GLOBAL SECTOR FUND invests in stocks of financial companies worldwide.

Since 1937, when George Putnam created a prudent mix of stocks and bonds in a single, professionally managed portfolio, we have championed the wisdom of the balanced approach. Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios so investors can pursue a range of financial goals. Our seasoned portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in service excellence, in the value of experienced financial advice, and in putting clients first in everything we do.

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

Putnam
Global Financials
Fund

2|28|09
Semiannual Report

Message from the Trustees	2
About the fund	4
Performance snapshot	6
Interview with your fund’s Portfolio Managers	7
Performance in depth	13
Expenses	14
Your fund’s management	16
Terms and definitions	17
Trustee approval of management contract	18
Other information for shareholders	22
Financial statements	23

Message from the Trustees

Dear Fellow Shareholder:

Financial markets have experienced significant upheaval for well over a year. Responses by governmental and financial authorities, including passage of a nearly $800 billion economic stimulus plan by Congress, have been rapid and often unprecedented in scale.

While it is difficult to predict how markets will perform in the near term, history shows that they have always recovered, with bull markets consistently outlasting bear markets over the long term. Under President and Chief Executive Officer Robert L. Reynolds, Putnam Investments has instituted several changes to prepare Putnam for the eventual recovery. In recent months, Putnam has hired top money management talent, added several seasoned equity analysts, and clarified how investment decisions are made.

Your portfolio managers are David Hilder and David Morgan. Mr. Hilder joined Putnam in 2008 as the team leader for financials sector equity research, and has been an investment industry professional since 1991. Mr. Morgan joined Putnam in 2004 as a large-cap equity analyst focused on the European financials sector, and has been in the investment industry since 1995.

We also are pleased to announce that Ravi Akhoury has been elected to the Board of Trustees of the Putnam Funds. Mr. Akhoury brings a wealth of experience and knowledge to the oversight of the Funds that will be of great benefit to Putnam shareholders. From 1992 to 2007, Mr. Akhoury was Chairman and CEO of MacKay Shields, a

2

multi-product investment management firm with over $40 billion in assets under management. He serves as advisor to New York Life Insurance Company, and previously was a member of its Executive Management Committee.

We would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund
Pursuing growth opportunities in financial companies worldwide

In a market economy, the financials sector performs vital functions. For example, banks provide the flow of funding that allows all industries to grow and thrive, while insurance companies help businesses and households recover from unexpected problems. The importance of these roles means that well-managed financial institutions never become obsolete, a feature that can make them attractive investments.

As economies develop over time, the financials sector also evolves. From the popularization of credit cards in the 1960s to the introduction of ATMs in the 1970s and 1980s, financial services advance along with technology and shifting consumer habits. With these changes comes new potential for investors.

Putnam Global Financials Fund pursues growth opportunities by investing in stocks of financial companies worldwide. The fund managers work with Putnam sector analysts in Boston and London who analyze the fundamental qualities of financial companies to identify those best positioned to reward investors. The fund also seeks the most attractive industries within the sector, choosing primarily from banking, insurance, and real estate, as well as credit card companies and brokerages. Each of these industries might follow a different cycle and offer a different combination of growth potential and risks.

The fund’s global mandate enables it to benefit from many different countries. Since finance is integrated with all other business sectors, the performance of financial companies often reflects the strength of a nation’s economy. Approximately one third of the financial stocks available to investors (measured by market capitalization) trade in the United States. Other large markets are Japan and the United Kingdom. Each country has a different set of financial regulations, which is why it can be beneficial for investment professionals to actively manage a financials sector fund and compare opportunities across companies, industries, and countries.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. The fund invests in fewer issuers or concentrates its investments by region or sector, and involves more risk than a fund that invests more broadly. The use of derivatives involves special risks and may result in losses.

Putnam Global Sector Funds

Dramatic changes, such as the growth of wireless communications and innovations in solar energy and software, can propel stocks in different industries to market-leading performance. Putnam Global Sector Funds help investors gain exposure to a number of dynamic industries.

Investing with flexibility and precision, the funds’ portfolio managers use rigorous fundamental research and a proprietary stock-ranking process. They work with teams of analysts to determine where each sector is headed and to pinpoint opportunities. Backed by Putnam’s nearly 30 years of sector investing experience, the nine funds invest in distinct sectors in markets around the world.

Global Consumer Fund
Retail, hotels, restaurants, media, food and beverages

Global Energy Fund
Oil and gas, energy equipment and services

Global Financials Fund
Commercial banks, insurance, diversified financial services, mortgage finance

Global Health Care Fund
Pharmaceuticals, biotechnology, health-care services

Global Industrials Fund
Airlines, railroads, trucking, aerospace and defense, construction, commercial services

Global Natural Resources Fund
Metals, chemicals, oil and gas, forest products

Global Technology Fund
Software, computers, Internet services

Global Telecommunications Fund
Diversified and wireless telecommunications services

Global Utilities Fund
Electric and gas utilities, telephone companies, water utilities

Developments and events that have affected the financials sector

4	5

Performance snapshot

Cumulative total return (%) comparison as of 2/28/09

Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 7 and 13–14 for additional performance information. For a portion of the period, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects.To obtain the most recent month-end performance, visit putnam.com.

6

Interview with your
fund’s Portfolio Managers

David Hilder and David Morgan

How has the fund performed during the period?

David Hilder: The 10 weeks from the fund’s inception on December 19, 2008, through February 28, 2009, represented a historically challenging period for financial markets in general, and for the financials sector in particular. The fund declined 28.64%, outperforming its benchmark index, the MSCI World Financials Index, which lost 31.50% during the same period. This relative result occurred primarily because of stock selection and our industry weighting emphasis, which favored property and casualty insurers while underweighting banks, a much weaker industry in the period. The fund also benefited from its modestly overweight position in U.S.-dollar-denominated assets, which included its higher cash position, relative to the benchmark, during a period of increasing strength for the dollar.

Please describe your investment strategy.

David Hilder: Our goal is to pursue capital appreciation for shareholders

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the period from 12/19/08 (commencement of operations) to 2/28/09. See page 6 and pages 13–14 for additional fund performance information. Index descriptions can be found on page 17.

7

and to outperform the fund’s benchmark index through active stock selection, industry selection, and, to a lesser extent, country selection. In other words, we try to get the most impact through our research of individual companies. Managing industry and country weightings usually exposes the fund to more risk, and so we do this more sparingly. The fund’s country weightings influence its currency weightings. The fund’s largest currency exposure is to the U.S. dollar. This exposure represents about 40% of assets and includes positions in the Hong Kong dollar, whose value is fixed to the U.S. dollar. The balance of assets is invested in foreign currencies.

What is causing the current fundamental weakness in the financials sector?

David Morgan: The world economy is in a significant recession right now, and asset prices are deflating. This trend obviously affects real estate companies directly, as well as banks that have made loans with real estate as collateral. As businesses, banks are essentially leveraged to the economic activity and asset prices where they operate. Furthermore, banks in the United States and in the United Kingdom, in particular, entered the recession with relatively weak capital positions. They have found it difficult to raise new capital, and have been compelled to turn to the government for help. Government capital is the least attractive because it tends

Top 10 holdings

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 2/28/09. Holdings will vary over time.

HOLDING (percentage of fund’s net assets)	COUNTRY	INDUSTRY

JPMorgan Chase & Co. (4.5%)	United States	Financial
HSBC Holdings PLC (3.5%)	United Kingdom	Banking
Mitsubishi UFJ Financial Group, Inc. (3.3%)	Japan	Banking
Banco Santander Central Hispano SA (3.1%)	Spain	Banking
Commonwealth Bank of Australia (3.0%)	Australia	Banking
ING Canada, Inc. (3.0%)	Canada	Insurance
Allianz SE (2.7%)	Germany	Insurance
Bank of New York Mellon Corp. (The) (2.7%)	United States	Banking
Wells Fargo & Co. (2.6%)	United States	Banking
Canadian Imperial Bank of Commerce (2.4%)	Canada	Banking

8

to be expensive, comes with strings attached, and dilutes the investments of current shareholders.

David Hilder: Since the middle of 2007, a growing number of financial institutions have faced both capital and liquidity problems. Policymakers around the world have responded by flooding credit markets with liquidity and then by placing a variety of institutions, including Fannie Mae and Freddie Mac, into conservatorship. While these efforts are intended to limit the consequences, they cannot stop the decline in asset prices, in our view. In more recent months, the stock market has hastened the decline of asset prices by focusing on banks’ tangible common equity as the primary measurement of capital, then penalizing banks with inadequate amounts. This is a strict standard, considerably stricter than the market has used for evaluating banks in recent years.

How have you positioned the fund in its initial months of operation?

David Morgan: We have adopted a defensive stance because of the tremendous difficulties facing the financials sector in most regions of the world. Two of the three largest industries in the sector — banking and real estate — are particularly weak. We have kept the fund’s positions in these two industries smaller than the benchmark’s weightings. The third industry is insurance, where we have an overweight

Industry allocations as of 2/28/09

Allocations are represented as a percentage of net assets and may not equal 100%. Holdings and allocations may vary over time.

9

position versus the benchmark. The outlook for property and casualty insurance companies is promising, and they face limited risks to capital, unlike many financial companies globally. In addition, many life insurance companies, particularly in Europe, raised capital and reduced risk during the last bear market of 2001 and 2002, and hence are in a relatively stronger position today.

With regard to regional positioning, we find the United States and Europe to be the least attractive because of the extreme weakness of banks. The fund is underweight in these areas relative to the benchmark and overweight in Asia and Australia, where we find that banks are better capitalized, and insurance and real estate stocks offer attractive valuations.

David Hilder: Within the United States, the portfolio has an underweight to banks, especially smaller, regional banks. The banks in the portfolio are generally larger institutions that are less dependent on consumer and commercial real estate lending, and that derive more earnings from capital markets. Within the insurance industry, we favor property and casualty insurers over life insurance companies.

Let’s turn the discussion to fund holdings.What holdings have performed relatively well?

David Morgan: One of the top contributors was Link REIT. This Hong Kong real estate company operates low-end consumer malls. It buys properties from the government at low prices, then restructures and improves them to raise their value. The fund also owns Credit Suisse of Switzerland. It has outperformed the benchmark in part because it has less exposure to problematic assets relative to other investment banks, and benefits from diversification into private banking, which has remained a resilient business. Hong Kong company Hutchison Whampoa has outperformed other financial stocks because it is diversified into other businesses, including telecommunications, that have been more stable. Commonwealth Bank of Australia has performed better than the benchmark because it has high-quality assets on its balance sheet. Also, Australia regulated lending more strictly in recent years, preventing excessive inflation in property prices, which has made the market more resilient now, in our view.

Companies in France offer similar fortitude, we believe, because the French property market was not inflated by a lending frenzy. The fund owns Scor, a property and casualty reinsurer, which has little exposure to consumer lending and is achieving revenue growth. The fund also holds Unibail in France, the only European real estate stock in the fund’s portfolio. It has a relatively strong capital position and little leverage.

In the United States, the relative contributors were Goldman Sachs and Bank of New York Mellon. Each

10

of these stocks is more focused on the capital markets and does not have a large loan portfolio. They stand to benefit from any recovery in capital market activity, such as mergers, acquisitions, and general securities trading, which is likely to precede an economic recovery. Another contributor was American Express. Although exposed to consumer credit, this stock benefited early in the period as the credit quality of its customer base deteriorated less than that of some of its competitors. We decided to sell this position as the outlook for consumer credit worsened.

Which stocks contributed most to the fund’s underperformance versus the benchmark?

David Hilder: Bank of America and Wells Fargo were two of the greatest detractors. Their relative underperformance reflects the market’s increasing concerns about capital ratios. We selected these stocks because the companies are large, well-managed banks with many different sources of earnings. However, the market has not rewarded these qualities for the time being.

David Morgan: Life insurance company AXA, based in France, also underperformed the benchmark. Although we had an underweight position in life insurance companies, we considered AXA to be among the most attractive, and we selected it to maintain diversification across industries. For similar reasons, the fund held Royal Bank of Scotland because we found it the most attractively valued among U.K. banks, and we wanted exposure to this area for risk diversification. The bank’s weak capital position led to greater government intervention, and so we decided to reduce our position, and in its place we began building a position in Lloyd’s Banking Group PLC.

IN  THE  NEWS

The Federal Reserve (the Fed) opened a new front in its monetary policy offensive at its March 18, 2009 meeting. Since September 2007, the Fed has slashed its benchmark lending rate from 5.25% to near zero. Without the option of cutting rates further, the Fed moved to buy $300 billion in U.S. Treasury securities and increase the size of its lending programs. The Fed’s actions are designed to reduce mortgage rates, bolster the housing market, and bring an end to what some have described as the worst recession in 60 years. The Fed’s moves should also result in lower interest rates on a variety of consumer and business loans.

11

What is your outlook for the fund?

We remain quite cautious about the financials sector in the near term. It will be difficult for the sector to recover until there is stabilization in the economy and asset prices. The latest government proposals for re-liquefying the market for troubled assets, which was announced during March after the end of the reporting period, have been received positively by the stock market, but it remains unclear how broadly effective these measures will be in practice. While current conditions are difficult, it is helpful to know that financial stocks are usually among the leading indicators of a recovery. In past cycles, bank stocks have begun to rally once it became clear to the market that the amount of non-performing loans were about to reach a peak, which is usually 6 to 12 months before the actual peak arrives. In terms of positioning, we are trying to avoid any stocks that appear vulnerable to government intervention that would damage shareholder value. For this reason, the fund continues to underweight the banking and real estate industries and favors property and casualty insurance companies. Looking ahead, we also favor Asia and Australia over Europe and the United States.

Gentlemen, thank you for discussing the fund today.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

12

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for the period ended February 28, 2009, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents performance since the fund’s inception date of December 19, 2008. Past performance does not guarantee future results, and the short-term results of a relatively new fund are not necessary indicative of its long-term prospects. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section of putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for the period ended 2/28/09

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/19/08)		(12/19/08)		(12/19/08)		(12/19/08)		(12/19/08)	(12/19/08)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	–28.64%	–32.75%	–28.76%	–32.32%	–28.76%	–29.47%	–28.75%	–31.23%	–28.65%	–28.64%

After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects.

A 1% short-term trading fee may be applied to shares exchanged or sold within 90 days of purchase.

Comparative index returns For the period ended 2/28/09

		Lipper Global Financial Services
	MSCI World Financials Index	Funds category average*

Life of fund	–31.50%	–24.71%

Index and Lipper results should be compared to fund performance at net asset value.

* Over the life-of-fund period ended 2/28/09, there were 45 funds in this Lipper category.

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Fund price and distribution information For the period ended 2/28/09

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.008		$0.006	$0.006	$0.007		$0.007	$0.009

Capital gains	—		—	—	—		—	—

Total	$0.008		$0.006	$0.006	$0.007		$0.007	$0.009

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

12/19/08*	$10.00	$10.61	$10.00	$10.00	$10.00	$10.36	$10.00	$10.00

2/28/09	7.13	7.56	7.12	7.12	7.12	7.38	7.13	7.13

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* The inception date of this fund.

Fund performance as of most recent calendar quarter
Total return for the period ended 3/31/09

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/19/08)		(12/19/08)		(12/19/08)		(12/19/08)		(12/19/08)	(12/19/08)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	–18.44%	–23.12%	–18.55%	–22.62%	–18.55%	–19.37%	–18.54%	–21.37%	–18.44%	–18.33%

Fund’s annual operating expenses

The table below shows the fund’s estimated annual operating expenses for its first fiscal year, which ends on August 31, 2009.

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses*	1.47%	2.22%	2.22%	1.97%	1.72%	1.22%

Total annual fund operating expenses	1.66	2.41	2.41	2.16	1.91	1.41

* Reflects Putnam Management’s decision to contractually limit expenses through 8/31/09.

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

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Review your fund’s expenses

The following table shows the expenses you would have paid on a $1,000 investment in Putnam Global Financials Fund from December 19, 2008, to February 28, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$2.47	$3.73	$3.73	$3.31	$2.89	$2.05

Ending value (after expenses)	$713.60	$712.40	$712.40	$712.50	$713.50	$713.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the period from 12/19/08 (commencement of operations), to 2/28/09.The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the period ended February 28, 2009, use the following calculation method. To find the value of your investment on December 19, 2008, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$2.89	$4.37	$4.37	$3.88	$3.38	$2.40

Ending value (after expenses)	$1,006.98	$1,005.50	$1,005.50	$1,006.00	$1,006.49	$1,007.48

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the period from 12/19/08 (commencement of operations), to 2/28/09.The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper

15

considers to have similar investment styles or objectives. The expense ratio for each share class shown indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund’s annualized
expense ratio	1.46%	2.21%	2.21%	1.96%	1.71%	1.21%

Average annualized expense
ratio for Lipper peer group*	1.46%	2.21%	2.21%	1.96%	1.71%	1.21%

* Putnam keeps fund expenses below the Lipper peer group average expense ratio by limiting our fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage/service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect 12b-1 fees. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times; the fund’s expense ratio shown here is annualized data for the period from 12/19/08 (commencement of operations), to 2/28/09, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 12/31/08.

Your fund’s management

Your fund’s Portfolio Managers are David Hilder and David Morgan.

Portfolio management fund ownership

The following table shows how much the fund’s current Portfolio Managers have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of February 28, 2009.

Putnam employee fund ownership

The following table shows the approximate value of investments in the fund and all Putnam funds by Putnam employees as of February 28, 2009. These amounts include investments by the employees’ immediate family members and investments through retirement and deferred compensation plans.

	Assets in the fund	Total assets in all Putnam funds

Putnam employees	$88,000	$311,000,000

Other Putnam funds managed by the Portfolio Managers

David Hilder and David Morgan may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Morgan Stanley Capital International (MSCI) World Financials Index is a free float-adjusted market-capitalization weighted index that is designed to measure the equity market performance of developed markets in the financials sector.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

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Trustee approval of management contract

General conclusions

In October 2008, the Putnam funds’ Board of Trustees, which oversees the management of each Putnam fund, approved, for an initial term of two years, your fund’s management contract with Putnam Investment Management (“Putnam Management”); the sub-management contract, in respect of your fund, between Putnam Management’s affiliate, Putnam Investments Limited (“PIL”), and Putnam Management; and the sub-advisory contract, in respect of your fund, among The Putnam Advisory Company (“PAC”), PIL and Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requested and evaluated all information it deemed reasonably necessary under the circumstances. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the initial execution of your fund’s management, sub-management and sub-advisory contracts, effective October 17, 2008. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL and PAC as separate entities, except as otherwise indicated below, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the proposed fee schedule for your fund represented reasonable compensation in light of the nature and quality of the services to be provided to the fund, the fees paid by competitive funds and comparable Putnam funds, and the costs expected to be incurred by Putnam Management in providing such services, and

• That this fee schedule would represent an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at anticipated future asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the application of certain expense reductions and waivers and other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund were considered in light of fee arrangements for the other Putnam funds, which are the result of many years of review and discussion between the Independent Trustees and Putnam Management, and that the Trustees’ conclusions may be based, in part, on their consideration of these arrangements for other Putnam funds in the current and prior years.

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Management fee schedules and
categories; total expenses

The Trustees considered your fund’s proposed management fee schedule, including fee levels and breakpoints. The Trustees considered Putnam Management’s representation that investment research and portfolio management for your fund would be particularly labor-intensive, given the breadth of the global investment universe and the increased risks associated with investing in particular groups of industries. The Trustees also noted that the proposed fee schedule was consistent with the current fee schedules of other Putnam international funds, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for funds in your fund’s Lipper category. The Trustees also noted that expense ratios for a number of Putnam funds were currently being controlled by expense limitations initially implemented in January 2004. The Trustees have received a commitment from Putnam Management and its parent company to continue this program of expense limitations for all Putnam funds through at least June 30, 2009, and, for your fund, through at least August 31, 2009 (the end of its first fiscal year). These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders of the Putnam funds well since its inception.

• Economies of scale. Under its management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, if the fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure for the Putnam funds during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule proposed for your fund represented an appropriate sharing of economies of scale at projected asset levels.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ decision to approve your fund’s initial management contract with Putnam Management. The Trustees are assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which generally meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process—as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel—but also recognized that this does not guarantee favorable investment results for every fund in every time period.

Because your fund was not yet operational, the Trustees were not able to consider your fund’s

19

recent performance prior to their initial approval of your fund’s management, sub-management and sub-advisory contracts.

Brokerage and soft-dollar allocations;
other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered changes made in 2008, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy, which expanded the permitted categories of brokerage and research services payable with soft dollars and increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ review of your fund’s initial management contract arrangements also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the investor servicing agreement with Putnam Fiduciary Trust Company, each of which provides benefits to affiliates of Putnam Management.

Comparison of retail and institutional
fee schedules

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the Putnam funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Approval of the Sub-Management
Contract between Putnam
Management and Putnam
Investments Limited and the
Sub-Advisory Contract among
Putnam Management, Putnam
Investments Limited andThe Putnam
Advisory Company

In October 2008, the Trustees approved a sub-management contract between Putnam Management and PIL in respect of your fund, under which PIL’s London office would manage a separate portion of the assets of the fund. Also in October 2008, the Trustees approved a sub-advisory contract among Putnam Management, PIL and PAC in respect of your fund, under

20

which PAC’s Tokyo branch would begin providing non-discretionary investment services and its Singapore branch would begin providing discretionary investment management services for your fund. The Contract Committee reviewed information provided by Putnam Management, PIL and PAC and, upon completion of this review, recommended, and the Independent Trustees and the full Board of Trustees approved, the sub-management and sub-advisory contracts in respect of your fund, effective October 17, 2008.

The Trustees considered numerous factors they believed relevant in approving your fund’s sub-management and sub-advisory contracts, including Putnam Management’s belief that the interest of shareholders would be best served by utilizing investment professionals in PIL’s London office and PAC’s Tokyo and Singapore offices to manage a portion of your fund’s assets and PIL’s and PAC’s expertise in managing assets invested in European and Asian markets, respectively. The Trustees also considered that applicable securities laws require a sub-advisory relationship among Putnam Management, PIL and PAC in order for Putnam’s investment professionals in London, Tokyo and Singapore to be involved in the management of your fund. The Trustees noted that Putnam Management, and not your fund, would pay the sub-management fee to PIL for its services, that Putnam Management and/or PIL, but not your fund, would pay the sub-advisory fee to PAC for its services, and that the sub-management and sub-advisory relationships with PIL and PAC, respectively, will not reduce the nature, quality or overall level of service provided to your fund.

21

Other information for shareholders

Important notice regarding delivery
of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2008, are available in the Individual Investors section of putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

22

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings —from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

23

The fund’s portfolio 2/28/09 (Unaudited)

COMMON STOCKS (97.3%)*	Shares	Value

Banking (41.7%)
Australia & New Zealand Banking Group, Ltd. (Australia)	4,777	$40,366

Banco Santander Central Hispano SA (Spain)	11,194	69,124

Bank of America Corp.	9,081	35,870

Bank of New York Mellon Corp. (The)	2,758	61,145

BNP Paribas SA (France)	1,396	45,877

Canadian Imperial Bank of Commerce (Canada)	1,620	55,068

Chiba Bank, Ltd. (The) (Japan)	6,000	28,173

Commonwealth Bank of Australia (Australia)	3,611	68,310

DnB Holdings ASA (Norway)	5,840	21,255

HSBC Holdings PLC (United Kingdom)	11,227	78,511

Industrial & Commercial Bank of China (China)	55,000	22,125

Intesa Sanpaolo SpA (Italy)	18,802	45,831

Julius Baer Holding, Ltd. Class B (Switzerland)	778	18,055

Lloyds Banking Group PLC (United Kingdom)	18,269	15,184

Mitsubishi UFJ Financial Group, Inc. (Japan)	16,200	73,506

National Bank of Greece SA (Greece)	744	9,211

Royal Bank of Scotland Group PLC (United Kingdom)	36,710	12,054

Societe Generale (France)	289	9,110

Standard Chartered PLC (United Kingdom)	4,066	38,506

Sumitomo Mitsui Financial Group, Inc. (Japan)	1,000	31,795

Suruga Bank, Ltd. (The) (Japan)	3,000	22,975

U.S. Bancorp	3,463	49,556

United Overseas Bank, Ltd. (Singapore)	5,000	31,944

Wells Fargo & Co.	4,926	59,605

		943,156
Conglomerates (1.2%)
Hutchison Whampoa, Ltd. (Hong Kong)	5,000	26,043

		26,043
Consumer finance (0.4%)
Capital One Financial Corp.	767	9,242

		9,242
Financial (6.9%)
Citigroup, Inc.	7,436	11,154

CME Group, Inc.	76	13,862

JPMorgan Chase & Co.	4,432	101,271

Sampo OYJ Class A (Finland)	2,294	30,343

		156,630
Insurance (29.3%)
ACE, Ltd. (Switzerland)	298	10,880

Aflac, Inc.	1,121	18,788

Allianz SE (Germany)	904	61,327

Arch Capital Group, Ltd. (Bermuda) †	282	15,228

AXA SA (France)	2,875	26,614

Berkshire Hathaway, Inc. Class B †	9	23,076

Chubb Corp. (The)	592	23,112

Everest Re Group, Ltd. (Bermuda)	266	17,325

ING Canada, Inc. (Canada)	2,617	67,394

Insurance Australia Group, Ltd. (Australia)	14,580	32,245

24

COMMON STOCKS (97.3%)* cont.	Shares	Value
Insurance cont.
Marsh & McLennan Cos., Inc.	785	$14,075

MetLife, Inc.	914	16,872

Muenchener Rueckversicherungs-Gesellschaft AG (Germany)	428	52,585

PartnerRe, Ltd. (Bermuda)	255	15,785

Prudential PLC (United Kingdom)	5,941	23,727

QBE Insurance Group, Ltd. (Australia)	1,062	12,854

SCOR (France)	2,009	40,152

Sun Life Financial Services of Canada, Inc. (Canada)	3,203	50,238

Tokio Marine Holdings, Inc. (Japan)	2,100	47,189

Travelers Cos., Inc. (The)	774	27,980

W.R. Berkley Corp.	683	14,213

Zurich Financial Services AG (Switzerland)	355	50,486

		662,145
Investment banking/Brokerage (9.9%)
BlackRock, Inc.	116	11,230

Credit Suisse Group (Switzerland)	1,797	44,193

Daiwa Securities Group, Inc. (Japan)	5,000	17,057

Goldman Sachs Group, Inc. (The)	566	51,551

Invesco, Ltd.	1,033	11,807

Morgan Stanley	1,986	38,806

State Street Corp.	945	23,880

TD Ameritrade Holding Corp. †	1,134	13,461

UBS AG (Switzerland)	1,189	11,191

		223,176
Real estate (7.9%)
Digital Realty Trust, Inc. R	392	11,717

HCP, Inc. R	551	10,067

Link REIT (The) (Hong Kong) R	20,500	38,992

Mitsui Fudosan Co., Ltd. (Japan)	4,000	39,814

Simon Property Group, Inc. R	319	10,559

Unibail-Rodamco (France) R	270	34,266

Westfield Group (Australia)	2,197	14,962

Wharf (Holdings), Ltd. (Hong Kong)	9,000	18,820

		179,197
Total common stocks (cost $3,025,100)		$2,199,589

SHORT-TERM INVESTMENTS (6.8%)*	Shares	Value

Federated Prime Obligations Fund	153,990	$153,990

Total short-term investments (cost $153,990)		$153,990

TOTAL INVESTMENTS

Total investments (cost $3,179,090)		$2,353,579

* Percentages indicated are based on net assets of $2,260,261.

† Non-income-producing security.

R Real Estate Investment Trust.

25

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of issue at February 28, 2009 (as a percentage of Portfolio Value):

Australia	7.2%	Italy	2.0%

Bermuda	2.1	Japan	11.1

Canada	7.3	Norway	0.9

China	0.9	Singapore	1.4

Finland	1.3	Spain	2.9

France	6.6	Switzerland	5.7

Germany	4.8	United Kingdom	7.1

Greece	0.4	United States	34.7

Hong Kong	3.6	Total	100.0%

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. The Standard establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of February 28, 2009:

Valuation inputs	Investments in securities	Other financial instruments

Level 1	$1,081,052	$—

Level 2	1,272,527	—

Level 3	—	—

Total	$2,353,579	$—

Other financial instruments include futures, written options, TBA sale commitments, swaps and forward contracts which are valued at the unrealized appreciation/(depreciation) on the instrument.

The accompanying notes are an integral part of these financial statements.

26

Statement of assets and liabilities 2/28/09 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $3,179,090)	$2,353,579

Cash	20,366

Dividends, interest and other receivables	7,030

Unamortized offering costs (Note 1)	64,788

Receivable for shares of the fund sold	1,711

Receivable from Manager (Note 2)	43,198

Total assets	2,490,672

LIABILITIES

Payable for securities purchased	58,131

Payable for shares of the fund repurchased	50,241

Payable for investor servicing fees (Note 2)	2,470

Payable for custodian fees (Note 2)	2,997

Payable for Trustee compensation and expenses (Note 2)	636

Payable for administrative services (Note 2)	3,000

Payable for distribution fees (Note 2)	1,022

Payable for reports to shareholders	12,344

Payable for auditing	12,099

Payable for offering costs (Note 1)	80,301

Other accrued expenses	7,170

Total liabilities	230,411

Net assets	$2,260,261

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1, 4 and 5)	$3,141,149

Undistributed net investment income (Note 1)	6,326

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(61,624)

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(825,590)

Total — Representing net assets applicable to capital shares outstanding	$2,260,261

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($2,146,415 divided by 301,051 shares)	$7.13

Offering price per class A share (100/94.25 of $7.13)*	$7.56

Net asset value and offering price per class B share ($9,644 divided by 1,355 shares)**	$7.12

Net asset value and offering price per class C share ($9,860 divided by 1,385 shares)**	$7.12

Net asset value and redemption price per class M share ($7,128 divided by 1,001 shares)	$7.12

Offering price per class M share (100/96.50 of $7.12)*	$7.38

Net asset value, offering price and redemption price per class R share
($7,132 divided by 1,001 shares)***	$7.13

Net asset value, offering price and redemption price per class Y share
($80,082 divided by 11,227 shares)	$7.13

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** Net asset value per unit may not recalculate due to fractional shares.

The accompanying notes are an integral part of these financial statements.

27

Statement of operations
For the period 12/19/08 (commencement of operations) to 2/28/09 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $783)	$15,486

Interest	919

Total investment income	16,405

EXPENSES

Compensation of Manager (Note 2)	3,673

Investor servicing fees (Note 2)	2,470

Custodian fees (Note 2)	3,011

Trustee compensation and expenses (Note 2)	3,494

Administrative services (Note 2)	3,000

Distribution fees — Class A (Note 2)	1,273

Distribution fees — Class B (Note 2)	20

Distribution fees — Class C (Note 2)	20

Distribution fees — Class M (Note 2)	13

Distribution fees — Class R (Note 2)	9

Amortization of offering costs (Note 1)	15,921

Reports to shareholders	12,344

Auditing	12,099

Legal	4,000

Other	3,168

Fees waived and reimbursed by Manager (Note 2)	(56,828)

Total expenses	7,687

Expense reduction (Note 2)	(3)

Net expenses	7,684

Net investment income	8,721

Net realized loss on investments (Notes 1 and 3)	(61,641)

Net realized gain on foreign currency transactions (Note 1)	17

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(79)

Net unrealized depreciation of investments during the period	(825,511)

Net loss on investments	(887,214)

Net decrease in net assets resulting from operations	$(878,493)

The accompanying notes are an integral part of these financial statements.

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Statement of changes in net assets

DECREASE IN NET ASSETS	For the period 12/19/08
(commencement of operations)
to 2/28/09*

Operations:
Net investment income	$8,721

Net realized loss on investments and foreign currency transactions	(61,624)

Net unrealized depreciation of investments and assets and liabilities
in foreign currencies	(825,590)

Net decrease in net assets resulting from operations	(878,493)

Distributions to shareholders: (Note 1)
From ordinary income
Net investment income

Class A	(2,360)

Class B	(6)

Class C	(6)

Class M	(7)

Class R	(7)

Class Y	(9)

Redemption fees (Note 1)	1,011

Increase from capital share transactions (Note 4)	140,138

Total decrease in net assets	(739,739)

NET ASSETS

Beginning of period (Note 5)	3,000,000

End of period (including undistributed net investment income of $6,326)	$2,260,261

* Unaudited

The accompanying notes are an integral part of these financial statements.

29

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
		Net	Net realized								Ratio of	investment
	Net asset value,	investment	and unrealized	Total from	From net			Net asset	Total return	Net assets,	expenses to	income (loss)
	beginning	income	gain (loss) on	investment	investment	Total	Redemption	value, end	at net asset	end of period	average net	to average net	Portfolio
Period ended	of period	(loss) [a,d]	investments	operations	income	distributions	fees [e]	of period	value (%) [b]	(in thousands)	assets (%) [c,d]	assets (%) [d]	turnover (%)

Class A
February 28, 2009 **†	$10.00	.03	(2.89)	(2.86)	(.01)	(.01)	—	$7.13	(28.64) *	$2,146	.29 *	.33 *	13.27 *

Class B
February 28, 2009 **†	$10.00	.02	(2.89)	(2.87)	(.01)	(.01)	—	$7.12	(28.76) *	$10	.44 *	.20 *	13.27 *

Class C
February 28, 2009 **†	$10.00	.02	(2.89)	(2.87)	(.01)	(.01)	—	$7.12	(28.76) *	$10	.44 *	.20 *	13.27 *

Class M
February 28, 2009 **†	$10.00	.02	(2.89)	(2.87)	(.01)	(.01)	—	$7.12	(28.75) *	$7	.39 *	.23 *	13.27 *

Class R
February 28, 2009 **†	$10.00	.02	(2.88)	(2.86)	(.01)	(.01)	—	$7.13	(28.65) *	$7	.34 *	.28 *	13.27 *

Class Y
February 28, 2009 **†	$10.00	.05	(2.91)	(2.86)	(.01)	(.01)	—	$7.13	(28.64) *	$80	.24 *	.58 *	13.27 *

* Not annualized.

** Unaudited.

† For the period December 19, 2008 (commencement of operations) to February 28, 2009.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements (Note 2).

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class, reflect a reduction of the following amount (Note 2):

Percentage of
average net assets

February 28, 2009	2.14%

e Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

30	31

Notes to financial statements 2/28/09 (Unaudited)

Note 1: Significant accounting policies

Putnam Global Financials Fund (the “fund”) is a non-diversified series of Putnam Funds Trust (the “trust”), a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek capital appreciation by investing mainly in common stocks of companies worldwide in the financial industries that Putnam Investment Management, LLC (“Putnam Management”), the fund’s investment manager, a wholly-owned subsidiary of Putnam Investments, LLC, believes have favorable investment potential. The fund concentrates its investments in one sector, which involves more risk than a fund that invests more broadly.

The fund offers class A, class B, class C, class M, class R and class Y shares. The fund began offering each class of shares on December 19, 2008. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At February 28, 2009, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any,

32

are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation which Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

C) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

D) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (“FIN 48”). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

The aggregate identified cost on a tax basis is $3,179,090, resulting in gross unrealized appreciation and depreciation of $35,270 and $860,781 respectively, or net unrealized depreciation of $825,511.

E) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

33

F) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

G) Offering costs The offering costs of $80,709 are being fully amortized on a straight-line basis over a twelve-month period. The fund will reimburse Putnam Management for the payment of these expenses.

Note 2: Management fee, administrative
services and other transactions

The fund pays Putnam Management for management and investment advisory services monthly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, 0.43% of the next $5 billion, 0.42% of the next $5 billion, 0.41% of the next $5 billion, 0.40% of the next $5 billion, 0.39% of the next $5 billion, 0.38% of the next $8.5 billion and 0.37% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through August 31, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage/service arrangements that may reduce fund expenses. For the period ended February 28, 2009, Putnam Management waived $56,828 of its management fee from the fund.

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (“PAC”), an affiliate of Putnam Management, is authorized by the Trustees to manage and provide investment recommendations with respect to a portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets managed and 0.10% of the average net assets of the portion of the fund’s assets for which PAC provides investment recommendations.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets were provided by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Prior to December 31, 2008, these services were provided by Putnam Investor Services, a division of Putnam Fiduciary Trust Company (“PFTC”), which is an affiliate of Putnam Management. Putnam Investor Services, Inc. and Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. The amounts incurred for investor servicing agent functions provided by affiliates of Putnam Management during the period ended February 28, 2009 are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. For the period ended February 28, 2009, the fund’s expenses were reduced by $3 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $257, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are

34

reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund.

The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the period ended February 28, 2009, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $1 and no monies from the sale of class A and class M shares, respectively, and received no monies in contingent deferred sales charges from redemptions of class B and class C shares.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the period ended February 28, 2009, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the period ended February 28, 2009, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $3,422,869 and $336,128, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At February 28, 2009 there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	For the period 12/19/08 (commencement
	of operations) to 2/28/09

Class A	Shares	Amount

Shares sold	18,782	$146,607

Shares issued in connection with reinvestment	235	2,360
of distributions

	19,017	148,967

Shares repurchased	(12,966)	(101,119)

Net increase	6,051	$47,848

35

	For the period 12/19/08 (commencement
	of operations) to 2/28/09

Class B	Shares	Amount

Shares sold	377	$3,083

Shares issued in connection with reinvestment	1	6
of distributions

	378	3,089

Shares repurchased	(23)	(164)

Net increase	355	$2,925

	For the period 12/19/08 (commencement
	of operations) to 2/28/09

Class C	Shares	Amount

Shares sold	384	$3,104

Shares issued in connection with reinvestment	1	6
of distributions

	385	3,110

Shares repurchased	—	—

Net increase	385	$3,110

	For the period 12/19/08 (commencement
	of operations) to 2/28/09

Class M	Shares	Amount

Shares sold	—	$—

Shares issued in connection with reinvestment	1	7
of distributions

	1	7

Shares repurchased	—	—

Net increase	1	$7

	For the period 12/19/08 (commencement
	of operations) to 2/28/09

Class R	Shares	Amount

Shares sold	—	$—

Shares issued in connection with reinvestment	1	7
of distributions

	1	7

Shares repurchased	—	—

Net increase	1	$7

	For the period 12/19/08 (commencement
	of operations) to 2/28/09

Class Y	Shares	Amount

Shares sold	10,599	$88,976

Shares issued in connection with reinvestment	1	9
of distributions

	10,600	88,985

Shares repurchased	(373)	(2,744)

Net increase	10,227	$86,241

36

At February 28, 2009, Putnam Investments, LLC owned the following class shares:

		Percentage of
	Shares	ownership	Value

Class A	295,235	98.07%	$2,105,026

Class B	1,001	73.88	7,127

Class C	1,001	72.27	7,127

Class M	1,001	100.00	7,128

Class R	1,001	100.00	7,132

Class Y	1,001	8.92	7,137

Note 5: Initial capitalization and offering
of shares

The fund was established as a series of the trust on December 19, 2008. Prior to December 19, 2008, the fund had no operations other than those related to organizational matters, including as noted below, the initial capital contributions and issuance of shares:

	Capital	Shares
	contribution	issued

Class A	$2,950,000	295,000

Class B	10,000	1,000

Class C	10,000	1,000

Class M	10,000	1,000

Class R	10,000	1,000

Class Y	10,000	1,000

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months.These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 7: New accounting pronouncement

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”) — an amendment of FASB Statement No. 133, was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about how and why an entity uses derivative instruments and how derivative instruments affect an entity’s financial position. Putnam Management is currently evaluating the impact the adoption of SFAS 161 will have on the fund’s financial statement disclosures.

Note 8: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the funds have unsettled or open transactions will default.

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Putnam puts your interests first

Putnam has introduced a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit the Individual Investors section at putnam.com for details.

Cost-cutting initiatives

Ongoing expenses will be limited Through June 30, 2009, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund’s industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Lower class B purchase limit To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be refused.)

Improved disclosure

Putnam fund prospectuses and shareholder reports have been revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, turnover comparisons, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts has also been enhanced to alert investors to potential cost savings.

Protecting investors’ interests

Short-term trading fee introduced To discourage short-term trading, which can interfere with a fund’s long-term strategy, a 1% short-term trading fee may be imposed on any Putnam fund shares (other than money market funds) redeemed or exchanged within 7 calendar days of purchase (for certain funds, this fee applies for 90 days).

38

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth
Growth Opportunities Fund
International New Opportunities Fund*
New Opportunities Fund
Small Cap Growth Fund*
Vista Fund
Voyager Fund

Blend
Capital Opportunities Fund*
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund

Value
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund*
Mid Cap Value Fund
Small Cap Value Fund*

Income
American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*
High Yield Trust*
Income Fund
Money Market Fund†
U.S. Government Income Trust

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

† An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

39

Tax-free income
AMT-Free Municipal Fund‡
Tax Exempt Income Fund
Tax Exempt Money Market Fund†
Tax-Free High Yield Fund

State tax-free income funds:
Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania

Absolute Return
Absolute Return 100 Fund
Absolute Return 300 Fund
Absolute Return 500 Fund
Absolute Return 700 Fund

Global Sector
Global Consumer Fund
Global Energy Fund
Global Financials Fund
Global Health Care Fund**
Global Industrials Fund
Global Natural Resources Fund
Global Technology Fund
Global Telecommunications Fund
Global Utilities Fund††

Asset allocation
Income Strategies Fund
Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady®
Putnam RetirementReady Funds — 10 investment portfolios that offer diversification among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The 10 funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

‡ Prior to November 30, 2008, the fund was known as Putnam AMT-Free Insured Municipal Fund.

** Prior to January 2, 2009, the fund was known as Putnam Health Sciences Trust.

†† Prior to January 2, 2009, the fund was known as Putnam Utilities Growth and Income Fund.

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

40

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage 100 mutual funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Charles B. Curtis	Susan G. Malloy
Putnam Investment	Robert J. Darretta	Vice President and
Management, LLC	Myra R. Drucker	Assistant Treasurer
One Post Office Square	Charles E. Haldeman, Jr.
Boston, MA 02109	Paul L. Joskow	Beth S. Mazor
	Elizabeth T. Kennan	Vice President
Investment Sub-Manager	Kenneth R. Leibler
Putnam Investments Limited	Robert E. Patterson	James P. Pappas
57–59 St James’s Street	George Putnam, III	Vice President
London, England SW1A 1LD	Robert L. Reynolds
	Richard B. Worley	Francis J. McNamara, III
Investment Sub-Advisor		Vice President and
The Putnam Advisory	Officers	Chief Legal Officer
Company, LLC	Charles E. Haldeman, Jr.
One Post Office Square	President	Robert R. Leveille
Boston, MA 02109		Vice President and
	Charles E. Porter	Chief Compliance Officer
Marketing Services	Executive Vice President,
Putnam Retail Management	Principal Executive Officer,	Mark C. Trenchard
One Post Office Square	Associate Treasurer and	Vice President and
Boston, MA 02109	Compliance Liaison	BSA Compliance Officer

Custodian	Jonathan S. Horwitz	Judith Cohen
State Street Bank	Senior Vice President	Vice President, Clerk and
and Trust Company	and Treasurer	Assistant Treasurer

Legal Counsel	Steven D. Krichmar	Wanda M. McManus
Ropes & Gray LLP	Vice President and	Vice President, Senior Associate
	Principal Financial Officer	Treasurer and Assistant Clerk
Trustees
John A. Hill, Chairman	Janet C. Smith	Nancy E. Florek
Jameson A. Baxter,	Vice President, Principal	Vice President, Assistant Clerk,
Vice Chairman	Accounting Officer and	Assistant Treasurer and
Ravi Akhoury	Assistant Treasurer	Proxy Manager

This report is for the information of shareholders of Putnam Global Financials Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Forwarding service requested

SA720 255834 4/09

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: April 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: April 29, 2009

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: April 29, 2009

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: August 31, 2009

Date of reporting period: September 1, 2008 — February 28, 2009

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PGIAX

Putnam Global Industrials Fund

Semiannual Report
2|28|09

A world of investing.™

Putnam INVESTMENTS

This GLOBAL SECTOR FUND invests in stocks of industrial companies worldwide.

Since 1937, when George Putnam created a prudent mix of stocks and bonds in a single, professionally managed portfolio, we have championed the wisdom of the balanced approach. Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios so investors can pursue a range of financial goals. Our seasoned portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in service excellence, in the value of experienced financial advice, and in putting clients first in everything we do.

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

Putnam
Global Industrials
Fund

2|28|09

Semiannual Report

Message from the Trustees	2
About the fund	4
Performance snapshot	6
Interview with your fund’s Portfolio Manager	7
Performance in depth	12
Expenses	13
Your fund’s management	15
Terms and definitions	16
Trustee approval of management contract	17
Other information for shareholders	21
Financial statements	22

Message from the Trustees

Dear Fellow Shareholder:

Financial markets have experienced significant upheaval for well over a year. Responses by governmental and financial authorities, including passage of a nearly $800 billion economic stimulus plan by Congress, have been rapid and often unprecedented in scale.

While it is difficult to predict how markets will perform in the near term, history shows that they have always recovered, with bull markets consistently outlasting bear markets over the long term. Under President and Chief Executive Officer Robert L. Reynolds, Putnam Investments has instituted several changes to prepare Putnam for the eventual recovery. In recent months, Putnam has hired top money management talent, added several seasoned equity analysts, and clarified how investment decisions are made.

The portfolio manager of Putnam Global Industrials Fund is David Gerber, who joined Putnam in 1996 and has 16 years of investment industry experience.

We also are pleased to announce that Ravi Akhoury has been elected to the Board of Trustees of the Putnam Funds. Mr. Akhoury brings a wealth of experience and knowledge to the oversight of the Funds that will be of great benefit to Putnam shareholders. From 1992 to 2007, Mr. Akhoury was Chairman and CEO of MacKay Shields, a

2

multi-product investment management firm with over $40 billion in assets under management. He serves as advisor to New York Life Insurance Company, and previously was a member of its Executive Management Committee.

We would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Exploring opportunities among industrial products and services

When Wilbur and Orville Wright successfully flew the first airplane in 1903, they introduced to the world more than fuel-powered flight. Their innovative thinking also helped to found the aerospace industry. Today, aerospace companies are creating state-of-the-art commercial airplanes and developing advanced engineering solutions that reach across businesses. At the same time, companies in a broad range of manufacturing industries — among them electronics, machinery, and construction —are designing groundbreaking technologies that increase efficiency while reducing the impact of industrial production on the environment. Together, these industries help to drive demand in the industrials sector.

From aerospace to infrastructure, Putnam Global Industrials Fund seeks out companies that profit from the worldwide demand for industrial products, services, and equipment. Companies considered for investment are connected to this sector in a broad range of ways and include those that produce civil or military aerospace and defense equipment, building and home improvement products, electrical components and equipment, machinery, and other commodities. Beyond manufacturers, the fund may also invest in service providers that are principally engaged in the industrials sector, including civil engineering firms and contractors, commercial printers, and transportation companies.

Demand in the industrials sector typically thrives when interest rates are low, access to money is secure, and spending is robust. In the current economic climate, we believe that a dramatic increase in spending on infrastructure, such as that outlined in the U.S. government’s 2009 economic stimulus plan, may help to stimulate growth.

In its pursuit of profit opportunities, Putnam Global Industrials Fund searches markets in more than 20 countries. The fund invests primarily in midsize and large companies, but can invest in companies of any size that present favorable investment potential.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. The fund invests in fewer issuers or concentrates its investments by region or sector, and involves more risk than a fund that invests more broadly. The use of derivatives involves special risks and may result in losses.

Putnam Global Sector Funds

Dramatic changes, such as the growth of wireless communications and innovations in solar energy and software, can propel stocks in different industries to market-leading performance. Putnam Global Sector Funds help investors gain exposure to a number of dynamic industries.

Investing with flexibility and precision, the funds’ portfolio managers use rigorous fundamental research and a proprietary stock-ranking process. They work with teams of analysts to determine where each sector is headed and to pinpoint opportunities. Backed by Putnam’s nearly 30 years of sector investing experience, the nine funds invest in distinct sectors in markets around the world.

Global Consumer Fund
Retail, hotels, restaurants, media, food and beverages

Global Energy Fund
Oil and gas, energy equipment and services

Global Financials Fund
Commercial banks, insurance, diversified financial
services, mortgage finance

Global Health Care Fund
Pharmaceuticals, biotechnology, health-care services

Global Industrials Fund
Airlines, railroads, trucking, aerospace and defense,
construction, commercial services

Global Natural Resources Fund
Metals, chemicals, oil and gas, forest products

Global Technology Fund
Software, computers, Internet services

Global Telecommunications Fund
Diversified and wireless telecommunications services

Global Utilities Fund
Electric and gas utilities, telephone companies,
water utilities

4	5

Performance snapshot

Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 7 and 12–13 for additional performance information. For a portion of the period, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit putnam.com. The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects.

6

Interview with your
fund’s Portfolio Manager

David Gerber

David, how did the fund perform during the reporting period?

With investors less inclined to take risks in equities, stock prices fell sharply during the period. Industrial stocks, which tend to be affected by economic trends, struggled. For the abbreviated semiannual period from the fund’s inception on December 19, 2008, until the close on February 28, 2009, class A shares fell 20.72%. While this result is disappointing, the fund held up slightly better than its benchmark, the MSCI World Industrials Index, which declined 22.64% for the same period. I believe that this outperformance relative to the benchmark was due to the fund’s overweight position in defense stocks and an underweight exposure to industrial companies that are more vulnerable to the credit crisis and slowing economy, including fund holdings General Electric and Caterpillar.

Which holdings were the most disappointing?

The biggest detractor was the electrical cable supplier Prysmian

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the period from 12/19/08 (commencement of operations) to 2/28/09. See page 6 and pages 12–13 for additional fund performance information. Index descriptions can be found on page 16.

7

SpA, which suffered in response to fears about the company’s exposure to the European commercial construction market. However, I remain confident in the company’s long-term prospects given its ongoing growth in the higher-margin undersea and high-voltage cable markets. Macquarie Infrastructure Group [MIG] declined over heightened concerns regarding the company’s high debt levels. But its revenue-generating assets, such as toll roads, provide a relatively stable source of cash flow. Norfolk Southern Corp. traded lower during the period due to broad-based economic weakness, and falling demand for commodities in particular, which translated into lower railway transport volume. Investors also sold the stock over concerns that the railroads may come under increased regulatory scrutiny by the new presidential administration.

Industrial companies by their very nature tend to be economically sensitive. How have you positioned the portfolio to weather such difficult market conditions?

I am placing considerable emphasis on companies with good balance sheets, strong cash flows, and stable business prospects that can perform relatively well in a slower-growth environment and can weather the illiquid financial markets. Second, while the fund can invest in businesses at different stages of growth, it is primarily invested in large and midsize companies, which, as more established

Top 10 holdings

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 2/28/09. Holdings will vary over time.

HOLDING (percentage of fund’s net assets)	COUNTRY	INDUSTRY

General Electric Co. (5.3%)	United States	Conglomerates
Siemens AG (4.7%)	Germany	Electrical equipment
East Japan Railway Co. (3.4%)	Japan	Railroads
United Technologies Corp. (3.1%)	United States	Aerospace and defense
Industrial Select Sector SPDR Fund (2.7%)	United States	Industrial
BAE Systems PLC (2.7%)	United Kingdom	Aerospace and defense
Lockheed Martin Corp. (2.6%)	United States	Aerospace and defense
3M Co. (2.3%)	United States	Conglomerates
Mitsui & Co., Ltd. (2.3%)	Japan	Conglomerates
Raytheon Co. (2.2%)	United States	Aerospace and defense

8

companies, tend to be better positioned to withstand difficult market conditions than newer companies. Finally, the fund capitalizes on the growth potential of industrial products, services, and equipment companies worldwide. To reduce the risk of investing internationally, I search for defensive high-quality companies with excellent reporting transparency and durable cyclical franchises that are in a potentially better position to withstand the effects of a recessionary environment.

Could you highlight some of the companies that illustrate your strategy?

Certainly. As I mentioned, the fund holds an overweight position in defense stocks. This sector has been under some pressure, because investors seem to be overly concerned about potential defense budget cuts. While I think a few high-profile programs are clearly at risk, the replacement of equipment used in Iraq and Afghanistan and equipment modernization will drive investment opportunities for the foreseeable future. I have chosen to focus less on commercially oriented aerospace companies such as Boeing, which as an underweight position relative to the benchmark positively impacted performance, and more on companies that are in a good position to benefit from government spending. Two European companies exemplify my strategy in the sector.

Industry allocations as of 2/28/09

Allocations are represented as a percentage of net assets and may not equal 100%. Holdings and allocations may vary over time.

9

BAE Systems provides advanced systems and products for the armed forces, including the Mine Resistant Ambush Protected Vehicle [MRAP]. With an established manufacturing base in Saudi Arabia, BAE is in a unique position to win contracts there, including a recent order for 72 Eurofighter Typhoon aircraft, which should provide a diversified avenue of growth in years to come. Finmeccanica SpA benefited from its recent acquisition of U.S.-based DRS Technologies, a leading supplier of integrated defense electronic products and systems.

I also found compelling opportunities in the energy sector, especially companies exposed to the utilities industry. Utilities are in a good position to benefit from public infrastructure investment and dynamics that are shaping the industry’s development, including deregulation, and an aging electric power transmission and distribution network. U.S.-based Quanta Services designs, installs, maintains, and repairs virtually every type of network infrastructure for the electric power, telecommunications, broadband cable, and gas pipeline industries. Alstom SA is a global leader in power generation and is benefiting from the growth in demand for electricity in emerging markets as well as the general upgrade and maintenance of existing equipment worldwide.

IN THE NEWS

The Federal Reserve (the Fed) opened a new front in its monetary policy offensive at its March 18, 2009 meeting. Since September 2007, the Fed has slashed its benchmark lending rate from 5.25% to near zero. Without the option of cutting rates further, the Fed moved to buy $300 billion in U.S. Treasury securities and increase the size of its lending programs. The Fed’s actions are designed to reduce mortgage rates, bolster the housing market, and bring an end to what some have described as the worst recession in 60 years. The Fed’s moves should also result in lower interest rates on a variety of consumer and business loans.

In the business services arena, the fund holds several smaller niche companies that I believe are in a unique position to grow their businesses in the slower economy. Davis Service Group is a workwear and laundry rental company catering to a broad range of industries across Europe. The stock pays a healthy 8% dividend in addition to providing what I expect to be steady growth prospects for the foreseeable future. Michael Page International is a

10

global professional recruitment agency. With its expertise in temporary and permanent placement, the company has grown organically by entering a number of new markets.

While investing in the airline industry might seem counterintuitive during a recession, I found some compelling opportunities among two of Europe’s low-fare air carriers. Ryanair Holdings and easyJet PLC have adapted Southwest’s model for the European market. With fewer competitors and more consumers looking for lower cost alternatives, I think these two airlines are in good positions to expand their businesses.

What is your outlook for the economy and the fund, David?

Coordinated fiscal and monetary policy action will not quickly reverse the economic damage caused by the absence of credit and the loss of confi-dence across the financial markets. Until the housing market stabilizes; credit begins flowing again; and consumers, who contribute up to 70% of gross domestic product, begin spending, the capital markets will likely remain challenging.

That said, I see myriad opportunities in the industrials sector. During the past few years, the greed and short-term thinking that defined the global economy left much of the world’s infrastructure neglected and underinvested. In the United States, Germany, the United Kingdom, and China, governments realize that the only way to stimulate growth and create jobs is to spend public money and invest in infrastructure. Policies aimed at relieving congestion on the roads, improving water quality, enhancing the reliability of power grids, and generating alternative energy sources and distribution can create jobs and ignite growth opportunities in the industrial sector. I believe that many of the companies in the fund’s portfolio are in a good position to benefit from this renewed focus on infrastructure spending.

Thank you, David, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

11

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 28, 2009, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents performance since the fund’s inception date of December 19, 2008. Past performance does not guarantee future results, and the short-term results of a relatively new fund are not necessarily indicative of its long-term prospects. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section of putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for the period ended 2/28/09

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/19/08)		(12/19/08)		(12/19/08)		(12/19/08)		(12/19/08)	(12/19/08)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	–20.72%	–25.28%	–20.84%	–24.79%	–20.84%	–21.63%	–20.74%	–23.49%	–20.73%	–20.61%

After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. For a portion of the period, this fund may have limited expenses, without which returns would have been lower.

The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects.

Due to market volatility, current performance may be higher or lower than performance shown.

A 1% short-term trading fee may be applied to shares exchanged or sold within 90 days of purchase.

Comparative index returns For the period ended 2/28/09

	MSCI World Industrials Index	Lipper Industrials Funds category average*

Life of fund	–22.64%	–21.07%

Index and Lipper results should be compared to fund performance at net asset value.

* Over the life-of-fund period ended 2/28/09, there were 43 funds in this Lipper category.

12

Fund price and distribution information For the period ended 2/28/09

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1		1	1	1

Income	$0.023		$0.021	$0.021	$0.021		$0.022	$0.024

Capital gains		—	—	—		—	—	—

Total	$0.023		$0.021	$0.021	$0.021		$0.022	$0.024

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

12/19/08*	$10.00	$10.61	$10.00	$10.00	$10.00	$10.36	$10.00	$10.00

2/28/09	7.91	8.39	7.90	7.90	7.91	8.20	7.91	7.92

* Inception date of the fund.

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter

Total return for the period ended 3/31/09

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/19/08)		(12/19/08)		(12/19/08)		(12/19/08)		(12/19/08)	(12/19/08)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	–15.81%	–20.65%	–16.03%	–20.22%	–16.03%	–16.87%	–15.93%	–18.85%	–15.92%	–15.80%

Fund’s annual operating expenses

The table below shows the fund’s estimated annual operating expenses for its first fiscal year, which ends on August 31, 2009.

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses*	1.34%	2.09%	2.09%	1.84%	1.59%	1.09%

Total annual fund operating expenses	1.66	2.41	2.41	2.16	1.91	1.41

* Reflects Putnam Management's decision to contractually limit expenses through 8/31/09.

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

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Review your fund’s expenses

The following table shows the expenses you would have paid on a $1,000 investment in Putnam Global Industrials Fund from December 19, 2008 (the fund’s commencement of operations), to February 28, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$2.33	$3.66	$3.66	$3.22	$2.78	$1.89

Ending value (after expenses)	$792.80	$791.60	$791.60	$792.60	$792.70	$793.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the period from 12/19/08 (the fund’s commencement of operations) to 2/28/09. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the period ended February 28, 2009, use the following calculation method. To find the value of your investment on December 19, 2008 (the fund’s commencement of operations), call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$2.61	$4.10	$4.10	$3.60	$3.11	$2.12

Ending value (after expenses)	$1,007.26	$1,005.78	$1,005.78	$1,006.27	$1,006.77	$1,007.75

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the period from 12/19/08 (the fund’s commencement of operations) to 2/28/09. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

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Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund’s annualized
expense ratio	1.32%	2.07%	2.07%	1.82%	1.57%	1.07%

Average annualized expense
ratio for Lipper peer group*	1.32%	2.07%	2.07%	1.82%	1.57%	1.07%

* Putnam keeps fund expenses below the Lipper peer group average expense ratio by limiting our fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage/service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect 12b-1 fees. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times; the fund’s expense ratio shown here is annualized data for the period from 12/19/08 (the fund’s commencement of operations) to 2/28/09, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 12/31/08.

Your fund’s management

Your fund’s Portfolio Manager is David Gerber.

Portfolio management fund ownership

The following table shows how much the fund’s current Portfolio Manager has invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of February 28, 2009.

Putnam employee fund ownership

The following table shows the approximate value of investments in the fund and all Putnam funds by Putnam employees as of February 28, 2009. These amounts include investments by the employees’ immediate family members and investments through retirement and deferred compensation plans.

	Assets in the fund	Total assets in all Putnam funds
Putnam employees	$16,000	$311,000,000

Other Putnam funds managed by the Portfolio Manager

David Gerber may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

15

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Morgan Stanley Capital International (MSCI) World Industrials Index is a free float-adjusted market-capitalization weighted index that is designed to measure the equity market performance of developed markets in the industrial sector.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

16

Trustee approval of management contract

General conclusions

In October 2008, the Putnam funds’ Board of Trustees, which oversees the management of each Putnam fund, approved, for an initial term of two years, your fund’s management contract with Putnam Investment Management (“Putnam Management”); the sub-management contract, in respect of your fund, between Putnam Management’s affiliate, Putnam Investments Limited (“PIL”), and Putnam Management; and the sub-advisory contract, in respect of your fund, among The Putnam Advisory Company (“PAC”), PIL and Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requested and evaluated all information it deemed reasonably necessary under the circumstances. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the initial execution of your fund’s management, sub-management and sub-advisory contracts, effective October 17, 2008. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL and PAC as separate entities, except as otherwise indicated below, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the proposed fee schedule for your fund represented reasonable compensation in light of the nature and quality of the services to be provided to the fund, the fees paid by competitive funds and comparable Putnam funds, and the costs expected to be incurred by Putnam Management in providing such services, and

• That this fee schedule would represent an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at anticipated future asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the application of certain expense reductions and waivers and other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund were considered in light of fee arrangements for the other Putnam funds, which are the result of many years of review and discussion between the Independent Trustees and Putnam Management, and that the Trustees’ conclusions may be based, in part, on their consideration of these arrangements for other Putnam funds in the current and prior years.

Management fee schedules and categories; total expenses

The Trustees considered your fund’s proposed management fee schedule, including fee levels and breakpoints. The Trustees considered Putnam Management’s

17

representation that investment research and portfolio management for your fund would be particularly labor-intensive, given the breadth of the global investment universe and the increased risks associated with investing in particular groups of industries. The Trustees also noted that the proposed fee schedule was consistent with the current fee schedules of other Putnam international funds, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for funds in your fund’s Lipper category. The Trustees also noted that expense ratios for a number of Putnam funds were currently being controlled by expense limitations initially implemented in January 2004. The Trustees have received a commitment from Putnam Management and its parent company to continue this program of expense limitations for all Putnam funds through at least June 30, 2009, and, for your fund, through at least August 31, 2009 (the end of its first fiscal year). These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders of the Putnam funds well since its inception.

• Economies of scale. Under its management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, if the fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure for the Putnam funds during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule proposed for your fund represented an appropriate sharing of economies of scale at projected asset levels.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ decision to approve your fund’s initial management contract with Putnam Management. The Trustees are assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which generally meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

Because your fund was not yet operational, the Trustees were not able to consider your fund’s recent performance prior to their initial approval of your fund’s management, sub-management and sub-advisory contracts.

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Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered changes made in 2008, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy, which expanded the permitted categories of brokerage and research services payable with soft dollars and increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ review of your fund’s initial management contract arrangements also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the investor servicing agreement with Putnam Fiduciary Trust Company, each of which provides benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the Putnam funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Approval of the Sub-Management
Contract between Putnam
Management and Putnam
Investments Limited and the
Sub-Advisory Contract among
Putnam Management, Putnam
Investments Limited and The
Putnam Advisory Company

In October 2008, the Trustees approved a sub-management contract between Putnam Management and PIL in respect of your fund, under which PIL’s London office would manage a separate portion of the assets of the fund. Also in October 2008, the Trustees approved a sub-advisory contract among Putnam Management, PIL and PAC in respect of your fund, under which PAC’s Tokyo branch would begin providing non-discretionary investment

19

services and its Singapore branch would begin providing discretionary investment management services for your fund. The Contract Committee reviewed information provided by Putnam Management, PIL and PAC and, upon completion of this review, recommended, and the Independent Trustees and the full Board of Trustees approved, the sub-management and sub-advisory contracts in respect of your fund, effective October 17, 2008.

The Trustees considered numerous factors they believed relevant in approving your fund’s sub-management and sub-advisory contracts, including Putnam Management’s belief that the interest of shareholders would be best served by utilizing investment professionals in PIL’s London office and PAC’s Tokyo and Singapore offices to manage a portion of your fund’s assets and PIL’s and PAC’s expertise in managing assets invested in European and Asian markets, respectively. The Trustees also considered that applicable securities laws require a sub-advisory relationship among Putnam Management, PIL and PAC in order for Putnam’s investment professionals in London, Tokyo and Singapore to be involved in the management of your fund. The Trustees noted that Putnam Management, and not your fund, would pay the sub-management fee to PIL for its services, that Putnam Management and/or PIL, but not your fund, would pay the sub-advisory fee to PAC for its services, and that the sub-management and sub-advisory relationships with PIL and PAC, respectively, will not reduce the nature, quality or overall level of service provided to your fund.

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Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2008, are available in the Individual

Investors section of putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

21

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings —from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

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The fund’s portfolio 2/28/09 (Unaudited)

COMMON STOCKS (93.4%)*	Shares	Value

Aerospace and defense (19.6%)
BAE Systems PLC (United Kingdom)	12,305	$65,170

Boeing Co. (The)	968	30,434

Cobham PLC (United Kingdom)	12,299	33,893

Finmeccanica SpA (Italy)	3,796	48,528

General Dynamics Corp.	200	8,764

L-3 Communications Holdings, Inc.	416	28,142

Lockheed Martin Corp.	1,015	64,057

MTU Aero Engines Holding AG (Germany)	1,018	26,484

Northrop Grumman Corp.	600	22,416

Raytheon Co.	1,355	54,159

Rolls-Royce Group PLC (United Kingdom) †	4,560	18,750

United Technologies Corp.	1,879	76,720

		477,517
Airlines (2.1%)
easyJet PLC (United Kingdom) †	4,683	20,623

Ryanair Holdings PLC ADR (Ireland) †	476	11,348

Singapore Airlines, Ltd. (Singapore)	3,000	19,594

		51,565
Automotive (1.0%)
PACCAR, Inc.	1,009	25,296

		25,296
Building materials (1.2%)
Asahi Glass Co., Ltd. (Japan)	2,000	8,583

Tostem Inax Holding Corp. (Japan)	2,000	21,321

		29,904
Commercial and consumer services (5.2%)
Davis Service Group PLC (United Kingdom)	3,832	12,569

Equifax, Inc.	365	7,848

Experian Group, Ltd. (Ireland)	5,242	31,119

Kloeckner & Co., AG (Germany)	713	8,184

Michael Page International PLC (United Kingdom)	7,042	21,693

SECOM Co., Ltd. (Japan)	600	20,500

Serco Group PLC (United Kingdom)	2,301	12,718

Sthree PLC (United Kingdom)	4,346	10,835

		125,466
Conglomerates (14.8%)
3M Co.	1,236	56,189

Danaher Corp.	446	22,639

General Electric Co.	15,266	129,914

Honeywell International, Inc.	1,552	41,640

Hutchison Whampoa, Ltd. (Hong Kong)	5,000	26,043

Mitsubishi Corp. (Japan)	1,200	14,981

Mitsui & Co., Ltd. (Japan)	6,000	54,911

SPX Corp.	300	13,284

		359,601
Electrical equipment (12.3%)
ABB, Ltd. (Switzerland) †	3,168	38,349

Emerson Electric Co.	1,485	39,724

Keyence Corp. (Japan)	100	18,956

23

COMMON STOCKS (93.4%)* cont.	Shares	Value

Electrical equipment cont.
Prysmian SpA (Italy)	2,714	$22,371

Rockwell Automation, Inc.	500	10,050

Schneider Electric SA (France)	293	17,692

Siemens AG (Germany)	2,266	115,653

Sumitomo Electric Industries, Ltd. (Japan)	4,800	37,026

		299,821
Electronics (0.7%)
Premier Farnell PLC (United Kingdom)	9,207	16,105

		16,105
Engineering and construction (4.7%)
Actividades de Construccion y Servicios SA (Spain)	270	10,745

Arabtec Holding Co. (United Arab Emirates)	15,162	6,034

Fluor Corp.	589	19,584

Leighton Holdings, Ltd. (Australia)	516	6,221

McDermott International, Inc. †	800	9,432

Quanta Services, Inc. †	1,000	17,600

Vinci SA (France)	1,393	45,324

		114,940
Environmental (0.9%)
Kurita Water Industries, Ltd. (Japan)	600	10,096

Tetra Tech, Inc. †	565	12,656

		22,752
Machinery (8.9%)
AGCO Corp. †	784	13,438

Alstom SA (France)	825	39,361

Caterpillar, Inc.	483	11,887

Cummins, Inc.	766	15,933

Deere (John) & Co.	1,038	28,535

Fanuc, Ltd. (Japan)	100	6,485

Japan Steel Works, Ltd. (The) (Japan)	1,000	8,915

Joy Global, Inc.	538	9,393

Komatsu, Ltd. (Japan)	1,300	13,294

Kone OYJ Class B (Finland)	440	9,138

Kubota Corp. (Japan)	3,000	14,220

Mitsubishi Heavy Industries, Ltd. (Japan)	2,000	5,558

NSK, Ltd. (Japan)	6,000	18,565

Parker-Hannifin Corp.	650	21,691

		216,413
Manufacturing (4.0%)
Dover Corp.	500	12,470

Eaton Corp.	521	18,834

GEA Group AG (Germany)	649	7,008

Glory, Ltd. (Japan)	900	14,529

Illinois Tool Works, Inc.	436	12,121

ITT Corp.	200	7,470

Roper Industries, Inc.	300	12,405

Shaw Group, Inc. †	500	11,670

		96,507

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COMMON STOCKS (93.4%)* cont.	Shares	Value

Metals (0.9%)
Vallourec SA (France)	262	$20,700

		20,700
Office equipment and supplies (0.5%)
Pitney Bowes, Inc.	653	12,596

		12,596
Railroads (9.0%)
Burlington Northern Santa Fe Corp.	278	16,338

Canadian National Railway Co. (Canada)	1,236	39,785

China South Locomotive and Rolling Stock Corp. (China) †	20,000	8,693

East Japan Railway Co. (Japan)	1,400	82,859

Norfolk Southern Corp.	457	14,496

Union Pacific Corp.	414	15,533

West Japan Railway Co. (Japan)	12	42,376

		220,080
Shipping (1.7%)
D/S Norden (Denmark)	365	12,004

Yamato Transport Co., Ltd. (Japan)	3,000	29,201

		41,205
Transportation services (4.4%)
C.H. Robinson Worldwide, Inc.	233	9,642

Deutsche Post AG (Germany)	1,378	13,362

Expeditors International of Washington, Inc.	524	14,436

FedEx Corp.	341	14,735

Macquarie Infrastructure Group (Australia)	18,659	12,203

United Parcel Service, Inc. Class B	1,051	43,280

		107,658
Waste Management (1.5%)
Waste Management, Inc.	1,333	35,991

		35,991
Total common stocks (cost $2,843,853)		$2,274,117

INVESTMENT COMPANIES (2.7%)*	Shares	Value

Industrial Select Sector SPDR Fund	3,852	$65,869

Total investment companies (cost $81,731)		$65,869

SHORT-TERM INVESTMENTS (3.0%)*	Shares	Value

Federated Prime Obligations Fund	73,346	$73,346

Total short-term investments (cost $73,346)		$73,346

TOTAL INVESTMENTS

Total investments (cost $2,998,930)		$2,413,332

* Percentages indicated are based on net assets of $2,435,592.

† Non-income-producing security.

ADR after the name of a foreign holding stands for American Depository Receipts representing ownership of foreign securities on deposit with a custodian bank.

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DIVERSIFICATION BY COUNTRY

Distribution of investments by country of issue at February 28, 2009 (as a percentage of Portfolio Value):

United States	49.0%	Switzerland	1.6%

Japan	17.5	Hong Kong	1.1

United Kingdom	8.8	Singapore	0.8

Germany	7.1	Australia	0.8

France	5.1	Denmark	0.5

Italy	2.9	Other	1.4

Ireland	1.8	Total	100.0%

Canada	1.6

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. The Standard establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 – Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of February 28, 2009:

Valuation inputs	Investments in securities	Other financial instruments

Level 1	$1,233,790	$—

Level 2	1,179,542	—

Level 3	—	—

Total	$2,413,332	$—

Other financial instruments include futures, written options, TBA sale commitments, swaps and forward contracts which are valued at the unrealized appreciation/(depreciation) on the instrument.

The accompanying notes are an integral part of these financial statements.

26

Statement of assets and liabilities 2/28/09 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $2,998,930)	$2,413,332

Cash	24,238

Dividends, interest and other receivables	10,330

Receivable for shares of the fund sold	10,157

Receivable for securities sold	24,670

Receivable from Manager (Note 2)	43,833

Unamortized offering costs (Note 1)	64,788

Total assets	2,591,348

LIABILITIES

Payable for securities purchased	33,231

Payable for investor servicing fees (Note 2)	2,563

Payable for custodian fees (Note 2)	3,300

Payable for Trustee compensation and expenses (Note 2)	630

Payable for administrative services (Note 2)	3,000

Payable for distribution fees (Note 2)	1,116

Payable for reports to shareholder	12,344

Payable for auditing	12,099

Payable for offering costs (Note 1)	80,301

Other accrued expenses	7,172

Total liabilities	155,756

Net assets	$2,435,592

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1, 4 and 5)	$3,071,098

Undistributed net investment income (Note 1)	8,314

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(58,202)

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(585,618)

Total — Representing net assets applicable to capital shares outstanding	$2,435,592

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($2,380,555 divided by 300,882 shares)	$7.91

Offering price per class A share (100/94.25 of $7.91)*	$8.39

Net asset value and offering price per class B share ($10,009 divided by 1,267 shares)**	$7.90

Net asset value and offering price per class C share ($7,919 divided by 1,002 shares)**	$7.90

Net asset value and redemption price per class M share ($7,923 divided by 1,002 shares)	$7.91

Offering price per class M share (100/96.50 of $7.91)*	$8.20

Net asset value, offering price and redemption price per class R share
($7,926 divided by 1,002 shares)	$7.91

Net asset value, offering price and redemption price per class Y share
($21,260 divided by 2,686 shares)	$7.92

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

27

Statement of operations
For the period 12/19/08 (commencement of operations) to 2/28/09 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $774)	$21,844

Interest	783

Total investment income	22,627

EXPENSES

Compensation of Manager (Note 2)	3,918

Investor servicing fees (Note 2)	2,563

Custodian fees (Note 2)	3,312

Trustee compensation and expenses (Note 2)	3,488

Administrative services (Note 2)	3,000

Distribution fees — Class A (Note 2)	1,370

Distribution fees — Class B (Note 2)	22

Distribution fees — Class C (Note 2)	19

Distribution fees — Class M (Note 2)	14

Distribution fees — Class R (Note 2)	9

Amortization of offering costs (Note 1)	15,921

Reports to shareholders	12,344

Auditing	12,099

Legal	4,000

Other	3,171

Fees waived and reimbursed by Manager (Note 2)	(57,831)

Total expenses	7,419

Expense reduction (Note 2)	—

Net expenses	7,419

Net investment income	15,208

Net realized loss on investments (Notes 1 and 3)	(58,062)

Net realized loss on foreign currency transactions (Note 1)	(140)

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(20)

Net unrealized depreciation of investments during the period	(585,598)

Net loss on investments	(643,820)

Net decrease in net assets resulting from operations	$(628,612)

The accompanying notes are an integral part of these financial statements.

28

Statement of changes in net assets

DECREASE IN NET ASSETS	For the period 12/19/08
(commencement of operations)
to 2/28/09*

Operations:
Net investment income	$15,208

Net realized loss on investments and foreign currency transactions	(58,202)

Net unrealized depreciation of investments and assets and liabilities
in foreign currencies	(585,618)

Net decrease in net assets resulting from operations	(628,612)

Distributions to shareholders: (Note 1)
From ordinary income
Net investment income

Class A	(6,785)

Class B	(21)

Class C	(21)

Class M	(21)

Class R	(22)

Class Y	(24)

Increase from capital share transactions (Note 4)	71,098

Total decrease in net assets	(564,408)

NET ASSETS

Beginning of period (Note 5)	3,000,000

End of period (including undistributed net investment income of $8,314)	$2,435,592

* Unaudited

The accompanying notes are an integral part of these financial statements.

29

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:

											Ratio of net
		Net	Net realized					Total		Ratio of	investment
	Net asset value,	investment	and unrealized	Total from			Net asset	return at	Net assets,	expenses to	income (loss)
	beginning	income	gain (loss) on	investment	From net	Total	value, end	net asset	end of period	average net	to average net	Portfolio
Period ended	of period	(loss) [a,d,e]	investments	operations	investment income	distributions	of period	value (%) [b]	(in thousands)	assets (%) [c,d]	assets (%) [d,e]	turnover (%)

Class A
February 28, 2009 ** †	$10.00	.05	(2.12)	(2.07)	(.02)	(.02)	$7.91	(20.72) *	$2,381	.26 *	.54 *	26.56 *

Class B
February 28, 2009 ** †	$10.00	.03	(2.11)	(2.08)	(.02)	(.02)	$7.90	(20.84) *	$10	.41 *	.37 *	26.56 *

Class C
February 28, 2009 ** †	$10.00	.04	(2.12)	(2.08)	(.02)	(.02)	$7.90	(20.84) *	$8	.41 *	.39 *	26.56 *

Class M
February 28, 2009 ** †	$10.00	.04	(2.11)	(2.07)	(.02)	(.02)	$7.91	(20.74) *	$8	.36 *	.44 *	26.56 *

Class R
February 28, 2009 ** †	$10.00	.05	(2.12)	(2.07)	(.02)	(.02)	$7.91	(20.73) *	$8	.31 *	.49 *	26.56 *

Class Y
February 28, 2009 ** †	$10.00	.06	(2.12)	(2.06)	(.02)	(.02)	$7.92	(20.61) *	$21	.21 *	.64 *	26.56 *

* Not annualized.

** Unaudited.

† For the period December 19, 2008 (commencement of operations) to February 28, 2009.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements (Note 2).

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation the expenses of each class, reflect a reduction of the following amount (Note 2):

Percentage of
average net assets

February 28, 2009	2.04%

e Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

		Percentage of
	Per share	average net assets

Class A	$0.02	0.18%

Class B	0.01	0.15

Class C	0.02	0.18

Class M	0.02	0.18

Class R	0.02	0.18

Class Y	0.01	0.11

The accompanying notes are an integral part of these financial statements.

30	31

Notes to financial statements 2/28/09 (Unaudited)

Note 1: Significant accounting policies

Putnam Global Industrials Fund (the “fund”) is a non-diversified series of Putnam Funds Trust (the “Trust”), a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek capital appreciation by investing mainly in the common stocks of companies worldwide in the industrial products, services or equipment industries that Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam Investments, LLC, believes has favorable investment potential. The fund concentrates its investments in one sector, which involves more risk than a fund that invests more broadly.

The fund offers class A, class B, class C, class M, class R and class Y shares. The fund began offering each class of shares on December 19, 2008. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At February 28, 2009, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation which Putnam Management, does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

C) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctua-tions arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

D) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (“FIN 48”). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

The aggregate identified cost on a tax basis is $2,998,930, resulting in gross unrealized appreciation and depreciation of $7,594 and $593,192, respectively, or net unrealized depreciation of $585,598.

E) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

F) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

G) Offering costs The offering costs of $80,709 are being fully amortized on a straight-line basis over a twelve-month period. The fund will reimburse Putnam Management for the payment of these expenses.

Note 2: Management fee, administrative
services and other transactions

The fund pays Putnam Management for management and investment advisory services monthly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, 0.43% of the next $5 billion, 0.42% of the next $5 billion, 0.41% of the next $5 billion, 0.40% of the next $5 billion, 0.39% of the next $5 billion, 0.38% of the next $8.5 billion, and 0.37% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through August 31, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage/service arrangements that may reduce fund expenses. For the period ended February 28, 2009, Putnam Management waived $57,831 of its management fee from the fund.

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (“PAC”), an affiliate of Putnam Management, is authorized by the Trustees to manage and provide investment recommendations with respect to a portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets managed and 0.10% of the average net assets of the portion of the fund’s assets for which PAC provides investment recommendations.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets were provided by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Prior to December 31, 2008, these services were provided by Putnam Investor Services, a division of Putnam Fiduciary Trust Company (“PFTC”), which is an affiliate of Putnam Management. Putnam Investor Services, Inc. and Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. The amounts incurred for investor servicing agent functions provided by affiliates of Putnam Management during the period ended February 28, 2009 are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. For the period ended February 28, 2009, the fund’s expenses were reduced by no monies under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $257, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the period ended February 28, 2009, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $25 and no monies from the sale of class A and class M shares, respectively, and received no monies in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the period ended February 28, 2009, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the period ended February 28, 2009, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $3,696,028 and $712,384, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At February 28, 2009, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	For the period 12/19/08 (commencement
	of operations) to 2/28/09

Class A	Shares	Amount

Shares sold	5,205	$46,161

Shares issued in connection with reinvestment	677	6,785
of distributions

	5,882	52,946

Shares repurchased	—	—

Net increase	5,882	$52,946

	For the period 12/19/08 (commencement
	of operations) to 2/28/09

Class B	Shares	Amount

Shares sold	265	$2,724

Shares issued in connection with reinvestment	2	21
of distributions

	267	2,745

Shares repurchased	—	—

Net increase	267	$2,745

	For the period 12/19/08 (commencement
	of operations) to 2/28/09

Class C	Shares	Amount

Shares sold	—	$—

Shares issued in connection with reinvestment	2	21
of distributions

	2	21

Shares repurchased	—	—

Net increase	2	$21

	For the period 12/19/08 (commencement
	of operations) to 2/28/09

Class M	Shares	Amount

Shares sold	—	$—

Shares issued in connection with reinvestment	2	21
of distributions

	2	21

Shares repurchased	—	—

Net increase	2	$21

	For the period 12/19/08 (commencement
	of operations) to 2/28/09

Class R	Shares	Amount

Shares sold	—	$—

Shares issued in connection with reinvestment	2	22
of distributions

	2	22

Shares repurchased	—	—

Net increase	2	$22

	For the period 12/19/08 (commencement
	of operations) to 2/28/09

Class Y	Shares	Amount

Shares sold	1,811	$16,409

Shares issued in connection with reinvestment	2	24
of distributions

	1,813	16,433

Shares repurchased	(127)	(1,090)

Net increase	1,686	$15,343

At February 28, 2009, Putnam Investments, LLC owned the following class shares:

		Percentage of
	Shares	ownership	Value

Class A	295,667	98.27%	$2,338,726

Class B	1,002	79.08	7,916

Class C	1,002	100.00	7,919

Class M	1,002	100.00	7,923

Class R	1,002	100.00	7,926

Class Y	1,002	37.30	7,936

Note 5: Initial capitalization and offering of shares

The fund was established as a series of the trust on December 19, 2008. Prior to December 19, 2008, the fund had no operations other than those related to organizational matters, including as noted below, the initial capital contributions and issuance of shares:

	Capital	Shares
	contribution	issued

Class A	$2,950,000	295,000

Class B	10,000	1,000

Class C	10,000	1,000

Class M	10,000	1,000

Class R	10,000	1,000

Class Y	10,000	1,000

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months.These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 7: New accounting pronouncement

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”) — an amendment of FASB Statement No. 133, was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about how and why an entity uses derivative instruments and how derivative instruments affect an entity’s financial position. Putnam Management is currently evaluating the impact the adoption of SFAS 161 will have on the fund’s financial statement disclosures.

Note 8: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the funds have unsettled or open transactions will default.

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth
Growth Opportunities Fund
International New Opportunities Fund*
New Opportunities Fund
Small Cap Growth Fund*
Vista Fund
Voyager Fund

Blend
Capital Opportunities Fund*
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund

Value
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund*
Mid Cap Value Fund
Small Cap Value Fund*

Income
American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*
High Yield Trust*
Income Fund
Money Market Fund†
U.S. Government Income Trust

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

† An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Tax-free income
AMT-Free Municipal Fund‡
Tax Exempt Income Fund
Tax Exempt Money Market Fund†
Tax-Free High Yield Fund

State tax-free income funds:

Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania

Absolute Return
Absolute Return 100 Fund
Absolute Return 300 Fund
Absolute Return 500 Fund
Absolute Return 700 Fund

Global Sector
Global Consumer Fund
Global Energy Fund
Global Financials Fund
Global Health Care Fund**
Global Industrials Fund
Global Natural Resources Fund
Global Technology Fund
Global Telecommunications Fund
Global Utilities Fund††

Asset allocation
Income Strategies Fund
Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady®
Putnam RetirementReady Funds — 10 investment portfolios that offer diversification among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The 10 funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

‡ Prior to November 30, 2008, the fund was known as Putnam AMT-Free Insured Municipal Fund.

** Prior to January 2, 2009, the fund was known as Putnam Health Sciences Trust.

†† Prior to January 2, 2009, the fund was known as Putnam Utilities Growth and Income Fund.

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Putnam puts your interests first

Putnam has introduced a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit the Individual Investors section at putnam.com for details.

Cost-cutting initiatives

Ongoing expenses will be limited Through June 30, 2009, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund’s industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Lower class B purchase limit To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be refused.)

Improved disclosure

Putnam fund prospectuses and shareholder reports have been revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, turnover comparisons, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts has also been enhanced to alert investors to potential cost savings.

Protecting investors’ interests

Short-term trading fee introduced To discourage short-term trading, which can interfere with a fund’s long-term strategy, a 1% short-term trading fee may be imposed on any Putnam fund shares (other than money market funds) redeemed or exchanged within 7 calendar days of purchase (for certain funds, this fee applies for 90 days).

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage 100 mutual funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Charles B. Curtis	Susan G. Malloy
Putnam Investment	Robert J. Darretta	Vice President and
Management, LLC	Myra R. Drucker	Assistant Treasurer
One Post Office Square	Charles E. Haldeman, Jr.
Boston, MA 02109	Paul L. Joskow	Beth S. Mazor
	Elizabeth T. Kennan	Vice President
Investment Sub-Manager	Kenneth R. Leibler
Putnam Investments Limited	Robert E. Patterson	James P. Pappas
57–59 St James’s Street	George Putnam, III	Vice President
London, England SW1A 1LD	Robert L. Reynolds
	Richard B. Worley	Francis J. McNamara, III
Investment Sub-Advisor		Vice President and
The Putnam Advisory	Officers	Chief Legal Officer
Company, LLC	Charles E. Haldeman, Jr.
One Post Office Square	President	Robert R. Leveille
Boston, MA 02109		Vice President and
	Charles E. Porter	Chief Compliance Officer
Marketing Services	Executive Vice President,
Putnam Retail Management	Principal Executive Officer,	Mark C. Trenchard
One Post Office Square	Associate Treasurer and	Vice President and
Boston, MA 02109	Compliance Liaison	BSA Compliance Officer

Custodian	Jonathan S. Horwitz	Judith Cohen
State Street Bank and	Senior Vice President	Vice President, Clerk and
Trust Company	and Treasurer	Assistant Treasurer

Legal Counsel	Steven D. Krichmar	Wanda M. McManus
Ropes & Gray LLP	Vice President and	Vice President, Senior Associate
	Principal Financial Officer	Treasurer and Assistant Clerk
Trustees
John A. Hill, Chairman	Janet C. Smith	Nancy E. Florek
Jameson A. Baxter,	Accounting Officer and	Vice President, Assistant Clerk,
Vice Chairman	Assistant Treasurer	Assistant Treasurer and
Ravi Akhoury		Proxy Manager

This report is for the information of shareholders of Putnam Global Industrials Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Forwarding service requested

SA721 255830 4/09

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

 Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: April 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: April 29, 2009

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: April 29, 2009

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: August 31, 2009

Date of reporting period: September 1, 2008 — February 28, 2009

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PGTAX

Putnam Global Technology Fund

Semiannual Report
2 | 28 | 09

A world of investing.™

Putnam INVESTMENTS

This GLOBAL SECTOR FUND invests in stocks of technology companies worldwide.

Since 1937, when George Putnam created a prudent mix of stocks and bonds in a single, professionally managed portfolio, we have championed the wisdom of the balanced approach. Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios so investors can pursue a range of financial goals. Our seasoned portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in service excellence, in the value of experienced financial advice, and in putting clients first in everything we do.

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

Putnam
Global Technology
Fund

2|28|09

Semiannual Report

Message from the Trustees	2
About the fund	4
Performance snapshot	6
Interview with your fund’s Portfolio Manager	7
Performance in depth.	12
Expenses	13
Your fund’s management.	15
Terms and definitions	16
Trustee approval of management contract	17
Other information for shareholders.	20
Financial statements	21

Message from the Trustees

Dear Fellow Shareholder:

Financial markets have experienced significant upheaval for well over a year. Responses by governmental and financial authorities, including passage of a nearly $800 billion economic stimulus plan by Congress, have been rapid and often unprecedented in scale.

While it is difficult to predict how markets will perform in the near term, history shows that they have always recovered, with bull markets consistently outlasting bear markets over the long term. Under President and Chief Executive Officer Robert L. Reynolds, Putnam Investments has instituted several changes to prepare Putnam for the eventual recovery. In recent months, Putnam has hired top money management talent, added several seasoned equity analysts, and clarified how investment decisions are made.

The portfolio manager of Putnam Global Technology Fund is George Gianarikas, who joined Putnam in 2009 and has 11 years of investment industry experience.

We also are pleased to announce that Ravi Akhoury has been elected to the Board of Trustees of the Putnam Funds. Mr. Akhoury brings a wealth of experience and knowledge to the oversight of the Funds that will be of great benefit to Putnam shareholders. From 1992 to 2007, Mr. Akhoury was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion

2

in assets under management. He serves as advisor to New York Life Insurance Company, and previously was a member of its Executive Management Committee.

We would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Pursuing growth opportunities in technology-related companies

In 1937, the year Putnam Investments was founded, a law student named Chester Carlson developed an innovative process for reproducing words on a page in just minutes. Despite the usefulness of his invention, he had a difficult time finding investors for his photocopier — which did not become commercially available until the Xerox Corporation began selling it in 1950. Successful investing, particularly in the technology sector, requires the ability to identify the value of a product, service, or business, and to capitalize on its long-term growth potential.

The amount and magnitude of technological advances since Mr. Carlson invented his photocopier are astounding. Putnam Global Technology Fund seeks to capitalize on the potential of this dynamic sector — and the many innovations that are still to come. The fund combines the compelling growth potential of stocks in the technology sector with Putnam’s investment expertise, decades of experience, extensive research capabilities, and global reach. And because technology today encompasses a broad range of industries and companies, the fund’s portfolio can include small entrepreneurial firms, midsize companies with significant market share in new industries, and well-established technology giants with years of experience and profitability. The fund also diversifies geographically, targeting stocks in markets around the world.

It is difficult to identify a segment of the economy that has not been profoundly influenced by technology — from emerging companies with revolutionary new products to traditional businesses dependent on computers, Internet services, and technological innovation. The fund’s portfolio manager, with support from analysts in Putnam’s Global Equity Research group, looks across industries to find stocks that can help investors build wealth over time. Companies in the fund’s portfolio may specialize in a wide range of areas, from computer hardware, software, storage, and security to technology consulting and Internet services.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. The fund invests in fewer issuers or concentrates its investments by region or sector, and involves more risk than a fund that invests more broadly. The use of derivatives involves special risks and may result in losses.

Putnam Global Sector Funds

Dramatic changes, such as the growth of wireless communications and innovations in solar energy and software, can propel stocks in different industries to market-leading performance. Putnam Global Sector Funds help investors gain exposure to a number of dynamic industries.

Investing with flexibility and precision, the funds’ portfolio managers use rigorous fundamental research and a proprietary stock-ranking process. They work with teams of analysts to determine where each sector is headed and to pinpoint opportunities. Backed by Putnam’s nearly 30 years of sector investing experience, the nine funds invest in distinct sectors in markets around the world.

Global Consumer Fund
Retail, hotels, restaurants, media, food and beverages

Global Energy Fund
Oil and gas, energy equipment and services

Global Financials Fund
Commercial banks, insurance, diversified financial services, mortgage finance

Global Health Care Fund
Pharmaceuticals, biotechnology, health-care services

Global Industrials Fund
Airlines, railroads, trucking, aerospace and defense, construction, commercial services

Global Natural Resources Fund
Metals, chemicals, oil and gas, forest products

Global Technology Fund
Software, computers, Internet services

Global Telecommunications Fund
Diversified and wireless telecommunications services

Global Utilities Fund
Electric and gas utilities, telephone companies, water utilities

4	5

Performance snapshot

Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 7 and 12–13 for additional performance information. For a portion of the period, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit putnam.com. The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects.

6

Interview with your
fund’s Portfolio Manager

George Gianarikas

How did the fund perform for the period, George?

From its inception on December 19, 2008, to February 28, 2009, the fund declined 9.10% at net asset value. During the same period, the fund’s benchmark, the Morgan Stanley Capital International World Information Technology Index, fell 8.81%, so the fund trailed its benchmark by a small margin.

Given that this is a new fund, can you begin by outlining your investment approach?

Sure. I take what I call an “organic” approach to managing the fund. What I mean by this is that I take a very “bottom-up” orientation by focusing on individual companies and where they rank within their industries and how the industry groups are performing relative to one another. My approach isn’t theme-based, and I don’t select stocks on the basis of some particular viewpoint on the macro environment. However, I stay current on what is going on in the macro environment, particularly since the global investing backdrop has changed so dramatically over the past two years.

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the period from 12/19/08 (commencement of operations) to 2/28/09. See page 6 and pages 12–13 for additional fund performance information. Index descriptions can be found on page 16.

7

In terms of stock selection, I look for companies that I believe offer substantial growth potential and are trading at levels that I and Putnam’s industry analysts believe represent attractive relative value. Typically, I’ll make a relatively small investment at first and will add to the position over time as we fine-tune our view of the company’s prospects. I am not limited with respect to market capitalization, and can invest across the full capitalization range from small- to mega-cap companies.

Lastly, the size of a market partially drives my investment decisions and the size of the investment I’ll make in a particular company. For example, in larger markets, like the United States and Japan, I’ll tend to take larger positions across a greater number of companies.

Since you invest globally, how do you address currency fluctuations?

I don’t hedge the fund’s currency exposure, but I’m aware of the potential impact of various currencies based on the size of the market in the benchmark index. For example, Japan, and therefore, the Japanese yen, makes up approximately 13% of the benchmark; the United States, and therefore, the U.S. dollar, accounts for about 76% of the benchmark. So, while I don’t actively manage the fund’s currency exposure per se, I’m aware of possible currency influence on the fund based on the various markets in which I select stocks.

Top 10 holdings

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 2/28/09. Holdings will vary over time.

HOLDING (percentage of fund’s net assets)	COUNTRY	INDUSTRY

Apple, Inc. (7.3%)	United States	Computers
Microsoft Corp. (7.3%)	United States	Software
Cisco Systems, Inc. (6.0%)	United States	Communications equipment
IBM Corp. (5.6%)	United States	Computers
Qualcomm, Inc. (5.5%)	United States	Communications equipment
Intel Corp. (4.8%)	United States	Electronics
Hewlett-Packard Co. (4.6%)	United States	Computers
Oracle Corp. (3.2%)	United States	Software
Nintendo Co., Ltd. (3.0%)	Japan	Toys
Corning, Inc. (3.0%)	United States	Communications equipment

8

What were some of the individual holdings that helped relative to the MSCI Index during the period?

The top contributor for the period was an out-of-benchmark position in wireless communications provider Sprint Nextel. The stock performed well in anticipation of a potential turnaround in the company’s business. Sprint Nextel’s recent agreement to distribute Palm’s new “Pre” handset lifted investors’ expectations for the company, as did its new “Boost” wireless plan, which is very competitively priced for the consumer market.

An out-of-benchmark investment in Chinese Internet search company Baidu also helped performance. I purchased the stock at what I consider to be attractive price levels relative to the company’s long-run growth potential. China has more Internet users than any other country and rapidly increasing levels of broadband penetration. I believe the Chinese Internet market will continue to grow rapidly, and Baidu appears well-positioned to gain market share over the next few years.

An overweighted position in Japanese electronic components maker Hoya was also a top contributor during the period. I like the company because it operates an information systems staffing and services division, which adds stability to its revenues and profits.

Industry allocations as of 2/28/09

Allocations are represented as a percentage of net assets and may not equal 100%. Holdings and allocations may vary over time.

9

Palm also added to the fund’s results. I mentioned Palm earlier and its agreement with Sprint Nextel to distribute Palm’s new touch screen smartphone “Pre,” which is expected to hit the market in mid 2009. Pre uses a new operating system that allows users to merge multiple data sources, and could help bring consumer interest back to Palm’s devices, which have been losing market share.

Additional contributors included two prominent companies in the video game industry: Nintendo and Electronic Arts. Avoiding underperforming index component Tyco Electronics also helped results.

Which holdings were the main detractors from relative performance?

The biggest detractor during the period was Massachusetts-based Parametric Technology, which develops software for mechanical design automation. The company has struggled amid the global economic slowdown, the historical cyclicality of the design software industry, and intense competition. However, I continue to hold the stock for now because the company could be an acquisition target in the future.

IN THE NEWS

The Federal Reserve Board (the Fed) opened a new front in its monetary policy offensive at its March 18, 2009 meeting. Since September 2007, the Fed has slashed its benchmark lending rate from 5.25% to near zero. Without the option of cutting rates further, the Fed announced that it would buy $300 billion in U.S. Treasury securities and would increase the size of its lending programs. The central bank’s actions are designed to reduce mortgage rates, bolster the housing market, and bring an end to what some have described as the worst recession in 60 years. The Fed’s moves should also result in lower interest rates on a variety of consumer and business loans.

Underweighting International Business Machines and Google also hurt relative performance as both stocks outperformed the benchmark by a substantial margin during the period. IBM’s software and services businesses —which account for the majority of the company’s revenues and profits — remain well-positioned, and I believe Google’s long-term prospects are strong. However, high investor expectations are reflected in the prices of these stocks. Therefore, I believed more compelling values could be found elsewhere.

The fund’s overweight position in Nokia — the world’s largest manufacturer of mobile devices —also held back results. However, I continue to like the stock because of

10

the company’s strong cash flow and capable management.

Additional detractors included Japan-based Fujitsu, which provides information technology and communications solutions worldwide, and an underweighted position in office automation equipment maker Ricoh. Both of these stocks were sold prior to the end of the period.

What is your outlook for the technology sector in the coming months, George?

In my view, the environment for technology companies isn’t as bad as it may appear, especially in the semiconductor and semiconductor capital-equipment industries. Many of the large buyers of memory chips, such as mobile handset makers and computer manufacturers, are rapidly depleting their existing inventories, and I believe a major restocking of these inventories is on the horizon. Memory chipmakers are also working down existing inventories and will begin to place new orders in the relatively near future. Taken together, these industry trends should translate into increased revenues for semiconductor and semiconductor equipment companies. In light of my favorable outlook, I maintained greater-than-benchmark weightings in these industries at period-end, and currently plan to continue that positioning going forward.

Thank you, George, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

11

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for the period ended February 28, 2009, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents performance since December 19, 2008 (commencement of operations). Past performance does not guarantee future results, and the short-term results of a relatively new fund are not necessarily indicative of its long-term prospects. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section of putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for the period ended 2/28/09

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/19/08)		(12/19/08)		(12/19/08)		(12/19/08)		(12/19/08)	(12/19/08)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	–9.10%	–14.33%	–9.20%	–13.74%	–9.20%	–10.11%	–9.10%	–12.26%	–9.10%	–9.00%

After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects.

For a portion of the period, this fund may have limited expenses, without which returns would have been lower.

Due to market volatility, current performance may be higher or lower than performance shown.

A 1% short-term trading fee may be applied to shares exchanged or sold within 90 days of purchase.

Comparative index returns For the period ended 2/28/09

	MSCI World Information	Lipper Global Science/Technology
	Technology Index	Funds category average*

Life of fund	–8.81%	–6.04

Index and Lipper results should be compared to fund performance at net asset value.

* Over the life-of-fund period ended 2/28/09, there were 91 funds in this Lipper category.

Fund price and distribution information For the period ended 2/28/09

	Class A		Class B	Class C	Class M		Class R	Class Y

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

12/19/08*	$10.00	$10.61	$10.00	$10.00	$10.00	$10.36	$10.00	$10.00

2/28/09	9.09	9.64	9.08	9.08	9.09	9.42	9.09	9.10

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

* Inception date of the fund.

12

Fund performance as of most recent calendar quarter
Total return for the period ended 3/31/09

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/19/08)		(12/19/08)		(12/19/08)		(12/19/08)		(12/19/08)	(12/19/08)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	1.60%	–4.24%	1.40%	–3.60%	1.40%	0.40%	1.50%	–2.03%	1.60%	1.70%

Fund’s annual operating expenses

This table below shows the fund’s estimated annual operating expenses for its first fiscal year which ends on August 31, 2009.

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses*	1.62%	2.37%	2.37%	2.12%	1.87%	1.37%

Total annual fund operating expenses	1.66	2.41	2.41	2.16	1.91	1.41

* Reflects Putnam Management’s decision to contractually limit expenses through 8/31/09.

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The following table shows the expenses you would have paid on a $1,000 investment in Putnam Global Technology Fund from December 19, 2008, to February 28, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$3.01	$4.42	$4.42	$3.95	$3.48	$2.54

Ending value (after expenses)	$909.00	$908.00	$908.00	$909.00	$909.00	$910.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the period from 12/19/08 (commencement of operations) to 2/28/09. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

13

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the period ended February 28, 2009, use the following calculation method. To find the value of your investment on December 19, 2008 (commencement of operations), call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$3.17	$4.65	$4.65	$4.15	$3.66	$2.67

Ending value (after expenses)	$1,006.71	$1,005.23	$1,005.23	$1,005.72	$1,006.21	$1,007.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the period from 12/19/08 (commencement of operations) to 2/28/09. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

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	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund’s annualized
expense ratio	1.60%	2.35%	2.35%	2.10%	1.85%	1.35%

Average annualized expense
ratio for Lipper peer group*	1.60%	2.35%	2.35%	2.10%	1.85%	1.35%

* Putnam keeps fund expenses below the Lipper peer group average expense ratio by limiting our fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage/service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect 12b-1 fees. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times; the fund’s expense ratio shown here is annualized data for the period from 12/19/08 to 2/28/09, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 12/31/08.

Your fund’s management

Your fund’s Portfolio Manager is George Gianarikas.

Portfolio management fund ownership

The following table shows how much the fund’s current Portfolio Manager has invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of February 28, 2009.

Putnam employee fund ownership

The following table shows the approximate value of investments in the fund and all Putnam funds by Putnam employees as of February 28, 2009. These amounts include investments by the employees’ immediate family members and investments through retirement and deferred compensation plans.

	Assets in the fund	Total assets in all Putnam funds

Putnam employees	$28,000	$311,000,000

Other Putnam funds managed by the Portfolio Manager

George Gianarikas may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

15

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Morgan Stanley Capital International (MSCI) World Information Technology Index is a free float-adjusted market-capitalization weighted index that is designed to measure the equity market performance of developed markets in the information technology sector.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

16

Trustee approval of management contract

General conclusions

In October 2008, the Putnam funds’ Board of Trustees, which oversees the management of each Putnam fund, approved, for an initial term of two years, your fund’s management contract with Putnam Investment Management (“Putnam Management”); the sub-management contract, in respect of your fund, between Putnam Management’s affiliate, Putnam Investments Limited (“PIL”), and Putnam Management; and the sub-advisory contract, in respect of your fund, among The Putnam Advisory Company (“PAC”), PIL and Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requested and evaluated all information it deemed reasonably necessary under the circumstances. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the initial execution of your fund’s management, sub-management and sub-advisory contracts, effective October 17, 2008. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL and PAC as separate entities, except as otherwise indicated below, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the proposed fee schedule for your fund represented reasonable compensation in light of the nature and quality of the services to be provided to the fund, the fees paid by competitive funds and comparable Putnam funds, and the costs expected to be incurred by Putnam Management in providing such services, and

• That this fee schedule would represent an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at anticipated future asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the application of certain expense reductions and waivers and other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund were considered in light of fee arrangements for the other Putnam funds, which are the result of many years of review and discussion between the Independent Trustees and Putnam Management, and that the Trustees’ conclusions may be based, in part, on their consideration of these arrangements for other Putnam funds in the current and prior years.

Management fee schedules and categories; total expenses

The Trustees considered your fund’s proposed management fee schedule, including fee levels and breakpoints. The

17

Trustees considered Putnam Management’s representation that investment research and portfolio management for your fund would be particularly labor-intensive, given the breadth of the global investment universe and the increased risks associated with investing in particular groups of industries. The Trustees also noted that the proposed fee schedule was consistent with the current fee schedules of other Putnam international funds, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for funds in your fund’s Lipper category. The Trustees also noted that expense ratios for a number of Putnam funds were currently being controlled by expense limitations initially implemented in January 2004. The Trustees have received a commitment from Putnam Management and its parent company to continue this program of expense limitations for all Putnam funds through at least June 30, 2009, and, for your fund, through at least August 31, 2009 (the end of its first fiscal year). These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders of the Putnam funds well since its inception.

• Economies of scale. Under its management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, if the fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure for the Putnam funds during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule proposed for your fund represented an appropriate sharing of economies of scale at projected asset levels.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ decision to approve your fund’s initial management contract with Putnam Management. The Trustees are assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which generally meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel— but also recognized that this does not guarantee favorable investment results for every fund in every time period.

Because your fund was not yet operational, the Trustees were not able to consider your fund’s recent performance prior to their initial approval of your fund’s management, sub-management and sub-advisory contracts.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it

18

provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered changes made in 2008, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy, which expanded the permitted categories of brokerage and research services payable with soft dollars and increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ review of your fund’s initial management contract arrangements also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the investor servicing agreement with Putnam Fiduciary Trust Company, each of which provides benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the Putnam funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Approval of the Sub-Management
Contract between Putnam
Management and Putnam
Investments Limited and the
Sub-Advisory Contract among
Putnam Management, Putnam
Investments Limited andThe Putnam
Advisory Company

In October 2008, the Trustees approved a sub-management contract between Putnam Management and PIL in respect of your fund, under which PIL’s London office would manage a separate portion of the assets of the fund. Also in October 2008, the Trustees approved a sub-advisory contract among Putnam Management, PIL and PAC in respect of your fund, under which PAC’s Tokyo branch would begin providing non-discretionary investment services and its Singapore branch would begin providing discretionary investment management services for your fund. The Contract Committee reviewed information provided by Putnam Management, PIL and PAC and, upon completion of this review, recommended, and the Independent Trustees and the full Board of Trustees approved, the sub-management and sub-advisory contracts in respect of your fund, effective October 17, 2008.

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The Trustees considered numerous factors they believed relevant in approving your fund’s sub-management and sub-advisory contracts, including Putnam Management’s belief that the interest of shareholders would be best served by utilizing investment professionals in PIL’s London office and PAC’s Tokyo and Singapore offices to manage a portion of your fund’s assets and PIL’s and PAC’s expertise in managing assets invested in European and Asian markets, respectively. The Trustees also considered that applicable securities laws require a sub-advisory relationship among Putnam Management, PIL and PAC in order for Putnam’s investment professionals in London, Tokyo and Singapore to be involved in the management of your fund. The Trustees noted that Putnam Management, and not your fund, would pay the sub-management fee to PIL for its services, that Putnam Management and/or PIL, but not your fund, would pay the sub-advisory fee to PAC for its services, and that the sub-management and sub-advisory relationships with PIL and PAC, respectively, will not reduce the nature, quality or overall level of service provided to your fund.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2008, are available in the Individual Investors section of putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

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Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings —from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

21

The fund’s portfolio 2/28/09 (Unaudited)

COMMON STOCKS (97.8%)*	Shares	Value

Broadcasting (0.5%)
Liberty Media Corp. Class A †	821	$14,220

		14,220
Cable television (1.0%)
DIRECTV Group, Inc. (The) †	666	13,280

Time Warner Cable, Inc. Class A †	810	14,766

		28,046
Commercial and consumer services (2.4%)
Automatic Data Processing, Inc.	500	17,075

Visa, Inc. Class A	884	50,132

		67,207
Communications equipment (20.3%)
Cisco Systems, Inc. †	11,500	167,555

Corning, Inc.	7,891	83,250

F5 Networks, Inc. †	331	6,620

Juniper Networks, Inc. †	1,193	16,953

Nokia OYJ (Finland)	4,496	42,410

Nokia OYJ ADR (Finland)	2,070	19,375

Qualcomm, Inc.	4,637	155,015

Research in Motion, Ltd. (Canada) †	812	32,431

Telefonaktiebolaget LM Ericsson AB Class B (Sweden)	5,344	44,099

		567,708
Computers (23.5%)
Apple, Inc. †	2,279	203,537

Brocade Communications Systems, Inc. †	2,608	7,250

Dell, Inc. †	2,879	24,558

Elpida Memory, Inc. (Japan) †	1,900	11,127

EMC Corp. †	3,911	41,066

Hewlett-Packard Co.	4,416	128,196

Hitachi, Ltd. (Japan)	7,000	17,319

IBM Corp.	1,689	155,439

Ju Teng International Holdings, Ltd. (Hong Kong) †	30,000	8,512

NET One Systems Co., Ltd. (Japan)	7	9,774

NetApp, Inc. †	2,531	34,017

Obic Co., Ltd. (Japan)	70	9,240

Palm, Inc. †	900	6,516

		656,551
Consumer finance (0.8%)
Mastercard, Inc. Class A	144	22,756

		22,756
Electrical equipment (0.7%)
Keyence Corp. (Japan)	100	18,956

		18,956
Electronics (10.3%)
Altera Corp.	1,442	22,106

Applied Micro Circuits Corp. †	1,870	6,751

High Tech Computer Corp. (Taiwan)	1,000	10,720

Hoya Corp. (Japan)	1,500	27,086

Intel Corp.	10,419	132,738

Kyocera Corp. (Japan)	300	17,503

22

COMMON STOCKS (97.8%)* cont.	Shares	Value
Electronics cont.
LG Display Co., Ltd. ADR (South Korea)	749	$6,239

Marvell Technology Group, Ltd. (Bermuda) †	901	6,767

Micron Technology, Inc. †	1,500	4,830

Murata Manufacturing Co., Ltd. (Japan)	400	15,138

National Semiconductor Corp.	928	10,115

PMC — Sierra, Inc. †	700	3,577

Texas Instruments, Inc.	1,003	14,393

Xilinx, Inc.	496	8,769

		286,732
Office equipment and supplies (1.8%)
Canon, Inc. (Japan)	2,000	50,395

		50,395
Photography/Imaging (0.5%)
Konica Corp. (Japan)	2,000	15,112

		15,112
Semiconductor (5.5%)
Applied Materials, Inc.	5,123	47,183

ASML Holding NV (Netherlands)	1,626	25,128

Atmel Corp. †	4,615	16,476

Formfactor, Inc. †	946	13,679

KLA-Tencor Corp.	969	16,715

Lam Research Corp. †	300	5,868

Taiwan Semiconductor Manufacturing Co., Ltd. ADR (Taiwan)	1,900	14,326

Tokyo Electron, Ltd. (Japan)	400	13,313

		152,688
Software (17.1%)
Citrix Systems, Inc. †	337	6,935

Electronic Arts, Inc. †	3,251	53,024

Microsoft Corp.	12,602	203,518

NTT Data Corp. (Japan)	4	9,932

Oracle Corp. †	5,684	88,329

Parametric Technology Corp. †	1,712	13,936

SAP AG (Germany)	1,693	54,719

Symantec Corp. †	1,798	24,866

UBISOFT Entertainment (France) †	683	10,316

VMware, Inc. Class A †	621	12,892

		478,467
Technology (0.5%)
Affiliated Computer Services, Inc. Class A †	216	10,072

ON Semiconductor Corp. †	1,091	3,993

		14,065
Technology services (9.2%)
Accenture, Ltd. Class A (Bermuda)	1,474	43,026

Baidu, Inc. ADR (China) †	311	46,128

eBay, Inc. †	1,277	13,881

Fidelity National Information Services, Inc.	351	6,143

Global Payments, Inc.	151	4,633

Google, Inc. Class A †	246	83,146

Indra Sistemas SA Class A (Spain)	512	9,390

Total Systems Services, Inc.	315	3,963

Yahoo!, Inc. †	3,509	46,424

		256,734

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COMMON STOCKS (97.8%)* cont.	Shares	Value

Telecommunications (0.7%)
Sprint Nextel Corp. †	5,842	$19,220

		19,220
Toys (3.0%)
Nintendo Co., Ltd. (Japan)	300	84,839

		84,839
Total common stocks (cost $2,985,340)		$2,733,696

SHORT-TERM INVESTMENTS (1.7%)*	Shares	Value

Federated Prime Obligations Fund	47,872	$47,872

Total short-term investments (cost $47,872)		$47,872

TOTAL INVESTMENTS

Total investments (cost $3,033,212)		$2,781,568

* Percentages indicated are based on net assets of $2,794,370.

† Non-income-producing security.

ADR after the name of a foreign holding stands for American Depository Receipts, representing ownership of foreign securities on deposit with a custodian bank.

DIVERSIFICATION BY COUNTRY
Distribution of investments by country of issue at February 28, 2009 (as a percentage of Portfolio Value):

United States	75.8%	Sweden	1.6%

Japan	10.8	Canada	1.2

Finland	2.2	Netherlands	0.9

Germany	2.0	Taiwan	0.9

Bermuda	1.8	Other	1.1

China	1.7	Total	100.0%

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. The Standard establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of February 28, 2009:

Valuation inputs	Investments in securities	Other financial instruments

Level 1	$2,276,540	$—

Level 2	505,028	—

Level 3	1—	—

Total	$2,781,568	$—

Other financial instruments include futures, written options, TBA sale commitments, swaps and forward contracts which are valued at the unrealized appreciation/(depreciation) on the instrument.

The accompanying notes are an integral part of these financial statements.

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Statement of assets and liabilities 2/28/09 (Unaudited)

ASSETS

Investment in securities, at value, (Note 1):
Unaffiliated issuers (identified cost $3,033,212)	$2,781,568

Cash	45,897

Foreign currency (cost $602) (Note 1)	574

Dividends, interest and other receivables	6,434

Receivable for shares of the fund sold	370

Receivable for securities sold	38,443

Receivable from Manager (Note 2)	43,384

Unamortized offering costs (Note 1)	64,788

Total assets	2,981,458

LIABILITIES

Payable for securities purchased	63,071

Payable for shares of the fund repurchased	187

Payable for investor servicing fees (Note 2)	2,596

Payable for custodian fees (Note 2)	4,495

Payable for Trustee compensation and expenses (Note 2)	636

Payable for reports to shareholders	12,344

Payable for auditing	12,099

Payable for administrative services (Note 2)	3,000

Payable for distribution fees (Note 2)	1,189

Payable for offering costs (Note 1)	80,301

Other accrued expenses	7,170

Total liabilities	187,088

Net assets	$2,794,370

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1, 4 and 5)	$3,071,429

Accumulated net investment loss (Note 1)	(1,977)

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(23,342)

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(251,740)

Total — Representing net assets applicable to capital shares outstanding	$2,794,370

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($2,711,882 divided by 298,202 shares)	$9.09

Offering price per class A share (100/94.25 of $9.09)*	$9.64

Net asset value and offering price per class B share ($15,287 divided by 1,683 shares)**	$9.08

Net asset value and offering price per class C share ($11,931 divided by 1,314 shares)**	$9.08

Net asset value and redemption price per class M share ($9,086 divided by 1,000 shares)	$9.09

Offering price per class M share (100/96.50 of $9.09)*	$9.42

Net asset value, offering price and redemption price per class R share
($9,090 divided by 1,000 shares)	$9.09

Net asset value, offering price and redemption price per class Y share
($37,094 divided by 4,077 shares)	$9.10

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

25

Statement of operations

For the period 12/19/08 (commencement of operations) to 2/28/09 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $68)	$6,648

Interest	823

Total investment income	7,471

EXPENSES

Compensation of Manager (Note 2)	4,111

Investor servicing fees (Note 2)	2,596

Custodian fees (Note 2)	4,509

Trustee compensation and expenses (Note 2)	3,494

Administrative services (Note 2)	3,000

Distribution fees — Class A (Note 2)	1,436

Distribution fees — Class B (Note 2)	22

Distribution fees — Class C (Note 2)	22

Distribution fees — Class M (Note 2)	15

Distribution fees — Class R (Note 2)	10

Amortization of offering costs (Note 1)	15,921

Reports to shareholders	12,359

Auditing	12,099

Legal	4,000

Other	3,168

Fees waived and reimbursed by Manager (Note 2)	(57,309)

Total expenses	9,453

Expense reduction (Note 2)	(5)

Net expenses	9,448

Net investment loss	(1,977)

Net realized loss on investments (Notes 1 and 3)	(23,328)

Net realized loss on foreign currency transactions (Note 1)	(14)

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(96)

Net unrealized depreciation of investments during the period	(251,644)

Net loss on investments	(275,082)

Net decrease in net assets resulting from operations	$(277,059)

The accompanying notes are an integral part of these financial statements.

26

Statement of changes in net assets

For the period 12/19/08
(commencement of operations)
DECREASE IN NET ASSETS	to 2/28/09*

Operations:
Net investment loss	$(1,977)

Net realized loss on investments and foreign currency transactions	(23,342)

Net unrealized depreciation of investments and assets
and liabilities in foreign currencies	(251,740)

Net decrease in net assets resulting from operations	(277,059)

Redemption fees (Note 1)	1

Increase from capital share transactions (Note 4)	71,428

Total decrease in net assets	(205,630)

NET ASSETS

Beginning of period (Note 5)	3,000,000

End of period (including accumulated net investment loss of $1,977)	$2,794,370

* Unaudited

The accompanying notes are an integral part of these financial statements.

27

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:								RATIOS AND SUPPLEMENTAL DATA:

										Ratio of
			Net realized							net investment
	Net asset value,		and unrealized	Total from				Net assets,	Ratio of expenses	income (loss)
	beginning	Net investment	gain (loss) on	investment	Redemption	Net asset value,	Total return at net	end of period	to average	to average	Portfolio
Period ended	of period	income (loss) [a,d]	investments	operations	fees [e]	end of period	asset value (%) [b]	(in thousands)	net assets (%) [c,d]	net assets (%) [d]	turnover (%)

Class A
February 28, 2009 † **	$10.00	(.01) [f]	(.90)	(.91)	—	$9.09	(9.10) *	$2,712	.32 *	(.07) * [f]	38.69 *

Class B
February 28, 2009 † **	$10.00	(.02) [f]	(.90)	(.92)	—	$9.08	(9.20) *	$15	.46 *	(.19) * [f]	38.69 *

Class C
February 28, 2009 † **	$10.00	(.02) [f]	(.90)	(.92)	—	$9.08	(9.20) *	$12	.46 *	(.20) * [f]	38.69 *

Class M
February 28, 2009 † **	$10.00	(.02) [f]	(.89)	(.91)	—	$9.09	(9.10) *	$9	.41 *	(.17) * [f]	38.69 *

Class R
February 28, 2009 † **	$10.00	(.01) [f]	(.90)	(.91)	—	$9.09	(9.10) *	$9	.37 *	(.12) * [f]	38.69 *

Class Y
February 28, 2009 † **	$10.00	.01 [f]	(.91)	(.90)	—	$9.10	(9.00) *	$37	.27 *	.08 * [f]	38.69 *

* Not annualized.

** Unaudited.

† For the period December 19, 2008 (commencement of operations) to February 28, 2009.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements (Note 2).

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amount (Note 2):

Percentage of
average net assets

February 28, 2009	1.93%

e Amount represents less than $0.01 per share.

f Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

		Percentage of
	Per share	average net assets

Class A	$0.01	0.06%

Class B	0.01	0.07

Class C	0.01	0.07

Class M	0.01	0.06

Class R	0.01	0.06

Class Y	0.01	0.12

The accompanying notes are an integral part of these financial statements.

28	29

Notes to financial statements 2/28/09 (Unaudited)

Note 1: Significant accounting policies

Putnam Global Technology Fund (the “fund”) is a non-diversified series of Putnam Funds Trust (the “trust”), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek capital appreciation by investing mainly in common stocks of companies worldwide in the technology industries that Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam Investments, LLC, believes have favorable investment potential. The fund concentrates its investments in one sector, which involves more risk than a fund that invests more broadly.

The fund offers class A, class B, class C, class M, class R and class Y shares. The fund began offering each class of shares on December 19, 2008. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At February 28, 2009, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation which Putnam Management does not believe accurately reflects the security’s fair value, the security

30

will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

C) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

D) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (“FIN 48”). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

The aggregate identified cost on a tax basis is $3,033,212, resulting in gross unrealized appreciation and depreciation of $53,255 and $304,899, respectively, or net unrealized depreciation of $251,644.

E) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

F) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund

31

or the nature of the services performed and relative applicability to each fund.

G) Offering costs The offering costs of $80,709 are being fully amortized on a straight-line basis over a twelve-month period. The fund will reimburse Putnam Management for the payment of these expenses.

Note 2: Management fee, administrative
 services and other transactions

The fund pays Putnam Management for management and investment advisory services monthly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, 0.43% of the next $5 billion, 0.42% of the next $5 billion, 0.41% of the next $5 billion, 0.40% of the next $5 billion, 0.39% of the next $5 billion, 0.38% of the next $8.5 billion and 0.37% of any excess thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through August 31, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper, Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage/service arrangements that may reduce fund expenses. For the period ended February 28, 2009, Putnam Management waived $57,309 of its management fee from the fund.

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (“PAC”), an affiliate of Putnam Management, is authorized by the Trustees to manage and provide investment recommendations with respect to a portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets managed and 0.10% of the average net assets of the portion of the fund’s assets for which PAC provides investment recommendations.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets were provided by State Street Bank andTrust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Prior to December 31, 2008, these services were provided by Putnam Investor Services, a division of Putnam Fiduciary Trust Company (“PFTC”), which is an affiliate of Putnam Management. Putnam Investor Services, Inc. and Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. The amounts incurred for investor servicing agent functions provided by affiliates of Putnam Management during the period ended February 28, 2009 are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. For the period ended February 28, 2009, the fund’s expenses were reduced by $5 under the expense offset arrangements.

Each independentTrustee of the fund receives an annual Trustee fee, of which $257, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services asTrustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

32

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the period ended February 28, 2009, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies from the sale of class A and class M shares, respectively, and received no monies in contingent deferred sales charges from redemptions of class B and class C shares. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the period ended February 28, 2009, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the period ended February 28, 2009, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $4,104,001 and $1,095,333, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At February 28, 2009, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	For the period 12/19/08 (commencement
	of operations) to 2/28/09

Class A	Shares	Amount

Shares sold	3,205	$31,447

Shares issued in connection with reinvestment	—	—
of distributions

	3,205	31,447

Shares repurchased	(3)	(31)

Net increase	3,202	$31,416

	For the period 12/19/08 (commencement
	of operations) to 2/28/09

Class B	Shares	Amount

Shares sold	713	$6,544

Shares issued in connection with reinvestment	—	—
of distributions

	713	6,544

Shares repurchased	(30)	(291)

Net increase	683	$6,253

33

For the period 12/19/08 (commencement
of operations) to 2/28/09

Class C	Shares	Amount

Shares sold	314	$3,073

Shares issued in connection with reinvestment	—	—
of distributions

	314	3,073

Shares repurchased	—	—

Net increase	314	$3,073

For the period 12/19/08 (commencement
of operations) to 2/28/09

Class M	Shares	Amount

Shares sold	—	$—

Shares issued in connection with reinvestment	—	—
of distributions

	—	—

Shares repurchased	—	—

Net increase	—	$—

For the period 12/19/08 (commencement
of operations) to 2/28/09

Class R	Shares	Amount

Shares sold	—	$—

Shares issued in connection with reinvestment	—	—
of distributions

	—	—

Shares repurchased	—	—

Net increase	—	$—

For the period 12/19/08 (commencement
of operations) to 2/28/09

Class Y	Shares	Amount

Shares sold	3,283	$32,651

Shares issued in connection with reinvestment	—	—
of distributions

	3,283	32,651

Shares repurchased	(206)	(1,965)

Net increase	3,077	$30,686

34

At February 28, 2009, Putnam Investments, LLC owned the following class shares of the fund:

		Percentage of
	Shares	ownership	Value

Class A	295,000	98.9%	$2,681,550

Class B	1,000	59.4	9,080

Class C	1,000	76.1	9,080

Class M	1,000	100.0	9,086

Class R	1,000	100.0	9,090

Class Y	1,000	24.5	9,100

Note 5: Initial capitalization and offering of shares

The fund was established as a series of the trust on December 19, 2008. Prior to December 19, 2008, the fund had no operations other than those related to organizational matters, including, as noted below, the initial capital contributions and issuance of shares:

	Capital	Shares
	contribution	issued

Class A	$2,950,000	295,000

Class B	10,000	1,000

Class C	10,000	1,000

Class M	10,000	1,000

Class R	10,000	1,000

Class Y	10,000	1,000

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 7: New accounting pronouncement

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”) — an amendment of FASB Statement No. 133, was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about how and why an entity uses derivative instruments and how derivative instruments affect an entity’s financial position. Putnam Management is currently evaluating the impact the adoption of SFAS 161 will have on the fund’s financial statement disclosures.

Note 8: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the funds have unsettled or open transactions will default.

35

Putnam puts your interests first

Putnam has introduced a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit the Individual Investors section at putnam.com for details.

Cost-cutting initiatives

Ongoing expenses will be limited Through June 30, 2009, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund’s industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Lower class B purchase limit To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be refused.)

Improved disclosure

Putnam fund prospectuses and shareholder reports have been revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, turnover comparisons, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts has also been enhanced to alert investors to potential cost savings.

Protecting investors’ interests

Short-term trading fee introduced To discourage short-term trading, which can interfere with a fund’s long-term strategy, a 1% short-term trading fee may be imposed on any Putnam fund shares (other than money market funds) redeemed or exchanged within 7 calendar days of purchase (for certain funds, this fee applies for 90 days).

36

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage 100 mutual funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Charles B. Curtis	Susan G. Malloy
Putnam Investment	Robert J. Darretta	Vice President and
Management, LLC	Myra R. Drucker	Assistant Treasurer
One Post Office Square	Charles E. Haldeman, Jr.
Boston, MA 02109	Paul L. Joskow	Beth S. Mazor
	Elizabeth T. Kennan	Vice President
Investment Sub-Manager	Kenneth R. Leibler
Putnam Investment Limited	Robert E. Patterson	James P. Pappas
57–59 St James’s Street	George Putnam, III	Vice President
London, England SW1A 1LD	Robert L. Reynolds
	Richard B. Worley	Francis J. McNamara, III
Investment Sub-Advisor		Vice President and
The Putnam Advisory	Officers	Chief Legal Officer
Company LLC	Charles E. Haldeman, Jr.
One Post Office Square	President	Robert R. Leveille
Boston, MA 02109		Vice President and
	Charles E. Porter	Chief Compliance Officer
Marketing Services	Executive Vice President,
Putnam Retail Management	Principal Executive Officer,	Mark C. Trenchard
One Post Office Square	Associate Treasurer and	Vice President and
Boston, MA 02109	Compliance Liaison	BSA Compliance Officer

Custodian	Jonathan S. Horwitz	Judith Cohen
State Street Bank and	Senior Vice President	Vice President, Clerk and
Trust Company	and Treasurer	Assistant Treasurer

Legal Counsel	Steven D. Krichmar	Wanda M. McManus
Ropes & Gray LLP	Vice President and	Vice President, Senior Associate
	Principal Financial Officer	Treasurer and Assistant Clerk
Trustees
John A. Hill, Chairman	Janet C. Smith	Nancy E. Florek
Jameson A. Baxter,	Vice President, Principal	Vice President, Assistant Clerk,
Vice Chairman	Accounting Officer and	Assistant Treasurer and
Ravi Akhoury	Assistant Treasurer	Proxy Manager

This report is for the information of shareholders of Putnam Global Technology Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Forwarding service requested

SA722 255831 4/09

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: April 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: April 29, 2009

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: April 29, 2009

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: August 31, 2009

Date of reporting period: September 1, 2008 — February 28, 2009

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PGBZX

Putnam Global Telecommunications Fund

Semiannual Report
2 | 28 | 09

A world of investing.™

Putnam INVESTMENTS

This GLOBAL SECTOR FUND invests in stocks of telecommunications companies worldwide.

Since 1937, when George Putnam created a prudent mix of stocks and bonds in a single, professionally managed portfolio, we have championed the wisdom of the balanced approach. Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios so investors can pursue a range of financial goals. Our seasoned portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in service excellence, in the value of experienced financial advice, and in putting clients first in everything we do.

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

Putnam Global
Telecommunications
Fund

2|28|09
Semiannual Report

Message from the Trustees	2
About the fund	4
Performance snapshot	6
Interview with your fund’s Portfolio Managers	7
Performance in depth	12
Expenses	13
Your fund’s management	15
Terms and definitions	16
Trustee approval of management contract	17
Other information for shareholders	21
Financial statements	22

Message from the Trustees

Dear Fellow Shareholder:

Financial markets have experienced significant upheaval for well over a year. Responses by governmental and financial authorities, including passage of a nearly $800 billion economic stimulus plan by Congress, have been rapid and often unprecedented in scale.

While it is difficult to predict how markets will perform in the near term, history shows that they have always recovered, with bull markets consistently outlasting bear markets over the long term. Under President and Chief Executive Officer Robert L. Reynolds, Putnam Investments has instituted several changes to prepare Putnam for the eventual recovery. In recent months, Putnam has hired top money management talent, added several seasoned equity analysts, and clarified how investment decisions are made.

Your portfolio managers are Vivek Gandhi, who joined Putnam in 1999 and has 15 years of investment industry experience, and Coo Way Law, who joined Putnam in 2008 and has 16 years of investment industry experience.

We also are pleased to announce that Ravi Akhoury has been elected to the Board of Trustees of the Putnam Funds. Mr. Akhoury brings a wealth of experience and knowledge to the oversight of the Funds that will be of great benefit to Putnam shareholders. From 1992 to 2007, Mr. Akhoury was Chairman and CEO of MacKay Shields, a

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multi-product investment management firm with over $40 billion in assets under management. He serves as advisor to New York Life Insurance Company, and previously was a member of its Executive Management Committee.

We would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund
Pursuing growth opportunities in telecommunications companies

In 1979, in Tokyo, Japan, the first commercial cellular telephone system began operations, and the Walkman, a revolutionary portable music player created by Sony, was introduced to the public. Today — just 30 years later — millions of consumers worldwide carry their telephones, music, movies, games, Internet access, and computer systems in devices considerably smaller than those first cell phones and cassette tape players.

Telecommunications — defined as the transmission of information, as words, sounds, or images, usually over great distances — has experienced an astounding array of advances over the years. Putnam Global Telecommunications Fund seeks to capitalize on the potential of this dynamic sector — and the many innovations that are still to come. The fund invests at least 80% of its assets in stocks of companies engaged in telecommunications industries.

The fund’s portfolio can include businesses of all sizes and at different stages of growth, from newer, rapidly growing companies to established global corporations. The fund’s portfolio managers focus primarily on large and midsize companies, and have the flexibility to invest in U.S. and international markets. Examples of companies in this sector include those that provide wireless and wireline telephones and services, providers of mobile devices and services such as text messaging and mobile Internet connectivity, cable companies offering high-speed Internet access, and providers of fiber-optic cable networks.

The fund’s managers invest with a long-term view and conduct intensive research with support from analysts in Putnam’s Global Equity Research group. Their disciplined investment process includes analyzing each company’s valuation, financial strength, competitive positioning, earnings, and cash flow.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. The fund invests in fewer issuers or concentrates its investments by region or sector, and involves more risk than a fund that invests more broadly. The use of derivatives involves special risks and may result in losses.

Putnam Global Sector Funds

Dramatic changes, such as the growth of wireless communications and innovations in solar energy and software, can propel stocks in different industries to market-leading performance. Putnam Global Sector Funds help investors gain exposure to a number of dynamic industries.

Investing with flexibility and precision, the funds’ portfolio managers use rigorous fundamental research and a proprietary stock-ranking process. They work with teams of analysts to determine where each sector is headed and to pinpoint opportunities. Backed by Putnam’s nearly 30 years of sector investing experience, the nine funds invest in distinct sectors in markets around the world.

Global Consumer Fund
Retail, hotels, restaurants, media, food and beverages

Global Energy Fund
Oil and gas, energy equipment and services

Global Financials Fund
Commercial banks, insurance, diversified financial services, mortgage finance

Global Health Care Fund
Pharmaceuticals, biotechnology, health-care services

Global Industrials Fund
Airlines, railroads, trucking, aerospace and defense, construction, commercial services

Global Natural Resources Fund
Metals, chemicals, oil and gas, forest products

Global Technology Fund
Software, computers, Internet services

Global Telecommunications Fund
Diversified and wireless telecommunications services

Global Utilities Fund
Electric and gas utilities, telephone companies, water utilities

Developments and events that have
affected the telecommunications sector

4	5

Performance snapshot

Cumulative total return (%) comparison as of 2/28/09

Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 7 and 12–13 for additional performance information. For a portion of the period, this fund may have limited expenses, without which returns would have been lower. The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit putnam.com.

6

Interview with your
fund’s Portfolio Managers

Vivek Gandhi and Coo Way Law

Thank you, Vivek and Coo Way, for talking with us today about the initial reporting period for Putnam Global Telecommunications Fund. How has the fund performed since its inception on December 19, 2008, Vivek?

Relatively speaking, we feel that we’re off to a good start with the fund in what are very difficult markets globally. While nobody likes to report negative returns, the fund’s NAV return of –13.90% through February 28, 2009, outpaced the benchmark, the MSCI World Telecommunications Services Index, which returned –15.60%. Investors should keep in mind that the sector as a whole also held up relatively well during a period in which the MSCI World Index lost 17.97% from December 19, 2008, through the end of February.

What were the driving factors in the fund’s performance, Vivek?

The number one factor in the fund’s performance was stock picking within the various regions. Fund management believes first and foremost in fundamental, bottom-up stock picking. Within the telecommunications sector, we seek to identify individual companies

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the period from 12/19/08 (commencement of operations) to 2/28/09. See page 6 and pages 12–13 for additional fund performance information. Index descriptions can be found on page 16.

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that we believe will be winners based on the presence of a few specific criteria: low levels of leverage, free cash flow, and strong dividend yields. In an economic environment where credit is tough to come by, we believe the telecom companies that possess the greatest financial flexibility over the next few years will be the ones that emerge from the recession the strongest, giving them the ability to gain market share and deliver shareholder value.

Coo Way, did any regional bias play into your fund’s performance this period?

In general, we try not to make too many decisions based on specific regions; we try to keep our weightings close to the regional benchmark, unless we see significant value. That was certainly true of this past period. The majority of the time, if we are underweight or overweight in a particular region, it’s the result of simply not finding enough individual names we like rather than underplaying the region as a whole. That said, there are times when we may add region-specific companies if we feel a particular region is undervalued. After all, that is one of the advantages of running a global fund and having Putnam analysts on the ground in each of those regions, personally seeking out the winners.

In terms of regional performance this period, our only area of significant underperformance was in North America — predominantly due to our failure to own one company, Sprint Nextel, though we purchased this holding before the end of the period. In fact, with the exception of North

Top 10 holdings

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 2/28/09. Holdings will vary over time.

HOLDING (percentage of fund’s net assets)	COUNTRY	INDUSTRY

Vodafone Group PLC (13.8%)	United Kingdom	Telecommunications
AT&T, Inc. (13.6%)	United States	Regional Bells
Verizon Communications, Inc. (10.9%)	United States	Regional Bells
France Telecom SA (6.4%)	France	Telecommunications
Koninklijke (Royal) KPN NV (5.1%)	Netherlands	Telecommunications
Swisscom AG (4.9%)	Switzerland	Telephone
Telefonica SA (4.9%)	Spain	Telecommunications
Deutsche Telekom AG (4.5%)	Germany	Telephone
Nippon Telegraph & Telephone (NTT) Corp. (4.1%)	Japan	Telephone
Rogers Communications Class B (3.7%)	Canada	Cable television

8

America, most every other region in the portfolio — particularly Europe and Asia — outperformed the benchmark.

Vivek, let’s talk about contributors to performance. Which individual holdings stand out?

Swisscom AG was an overweight position that was a standout relative performer in the period. We overweighted this stock because it fit nicely with our investment philosophy — low leverage and solid cash flow. While the Swiss market is not a high-growth market, we were attracted to Swisscom because it had fairly predictable cash flows — even in down years. What’s more, it was a pure European play, lacking exposure to emerging markets, an area we feared would suffer in the economic slowdown. While our fears of the emerging-markets downturn were realized, Swisscom also delivered exactly what we looked for: solid, predictable returns.

We also benefitted by excluding London-based BT Group from the portfolio. Beyond having debt and free cash-flow issues, the company has a very large pension deficit — a situation that has worsened with its pension assets exposed to the declining equity markets. What’s more, with its market shrinking, BT has focused growth efforts on global services, in which BT provides various services including consultancy and managed network services to enterprises. Our lack of comfort with some of its largest contracts proved well-founded as BT issued a warning on that business,

Industry allocations as of 2/28/09

Allocations are represented as a percentage of net assets and may not equal 100%. Holdings and allocations may vary over time.

9

sending its stock price down by more than a third.

You mentioned that you may add to specific regions when they appear attractively undervalued. In light of the market’s troubles, do any regions fit that bill now?

We feared emerging markets would get hit hard by the global recession and, starting around September 2008, they indeed became the worst-performing area of the sector by far — so much so that we believe they have become very attractively valued. While we will not take unnecessary risks when it comes to leverage and free cash flow, we feel that the downside risk may already be priced into many holdings in these markets, and we may look at increasing exposure on the margins.

Vivek, what’s your outlook for the telecommunications sector?

We believe the markets are starting the process of stabilizing. In general, compared to a year ago, we are seeing companies that are able to access funding and finance long-term debt more easily. By way of comparison, in November 2008, we saw France Telecom — a French marquee name with a government stake — having issues with raising five-year funding. Today, conditions are much improved, with companies often able to raise funding for the durations they want. For stock analysts like ourselves, that’s very encouraging. We are seeing greater clarity in the market, which allows us to place more accurate valuations on companies and their upsides. While we may not come out of the recession quickly, we believe this type of stabilization is an important first step.

IN  THE  NEWS

The Federal Reserve (the Fed) opened a new front in its monetary policy offensive at its March 18, 2009 meeting. Since September 2007, the Fed has slashed its benchmark lending rate from 5.25% to near zero. Without the option of cutting rates further, the Fed moved to buy $300 billion in U.S. Treasury securities and increase the size of its lending programs. The Fed’s actions are designed to reduce mortgage rates, bolster the housing market, and bring an end to what some have described as the worst recession in 60 years. The Fed’s moves should also result in lower interest rates on a variety of consumer and business loans.

Right now, we feel the market has presented us with an opportunity to pick long-term winners. We believe the discipline we have in our bottom-up stock approach will shine through in terms of identifying oversold companies with

10

strong fundamentals. If you look at a longer time frame — 12 to 24 months — as the global economy recovers, we believe these companies will put themselves in the position to add market share and hopefully deliver strong share price performance. That’s when we expect our bottom-up fundamental investing discipline to reap dividends.

Thanks for your time and insights, Vivek and Coo Way.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future holdings are subject to risk.

11

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for the period ended February 28, 2009, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents performance since the fund’s inception date of December 19, 2008. Past performance does not guarantee future results, and the short-term results of a relatively new fund are not necessarily indicative of its long-term prospects. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section of putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for period ended 2/28/09

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/19/08)		(12/19/08)		(12/19/08)		(12/19/08)		(12/19/08)	(12/19/08)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	–13.90%	–18.85%	–14.00%	–18.30%	–14.00%	–14.86%	–13.90%	–16.89%	–13.90%	–13.80%

After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects. Due to market volatility, current performance may be higher or lower than performance shown.

For a portion of the period, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 90 days of purchase.

Comparative index returns For the period ended 2/28/09

	MSCI World Telecommunications	Lipper Telecommunications Funds
	Services Index	category average*

Life of fund	–15.60%	–8.52%

Index and Lipper results should be compared to fund performance at net asset value.

* Over the life-of-fund period ended 2/28/09, there were 48 funds in this Lipper category.

12

Fund price and distribution information For the period ended 2/28/09

	Class A		Class B	Class C	Class M		Class R	Class Y

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

12/19/08*	$10.00	$10.61	$10.00	$10.00	$10.00	$10.36	$10.00	$10.00

2/28/09	8.61	9.14	8.60	8.60	8.61	8.92	8.61	8.62

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

* Inception date of the fund.

Fund performance as of most recent calendar quarter
Total return for the period ended 3/31/09

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/19/08)		(12/19/08)		(12/19/08)		(12/19/08)		(12/19/08)	(12/19/08)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	–13.00%	–18.00%	–13.20%	–17.54%	–13.20%	–14.07%	–13.10%	–16.12%	–13.00%	–12.90%

Fund’s annual operating expenses

This table below shows the fund’s estimated annual operating expenses for its first fiscal year which ends on August 31, 2009

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses*	1.40%	2.15%	2.15%	1.90%	1.65%	1.15%

Total annual fund operating expenses	1.66	2.41	2.41	2.16	1.91	1.41

* Reflects Putnam Management’s decision to contractually limit expenses through 8/31/09.

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

13

Review your fund’s expenses

The following table shows the expenses you would have paid on a $1,000 investment in Putnam Global Telecommunications Fund from December 19, 2008, to February 28, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$2.61	$3.98	$3.98	$3.52	$3.07	$2.15

Ending value (after expenses)	$861.00	$860.00	$860.00	$861.00	$861.00	$862.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the period from 12/19/08 (commencement of operations), to 2/28/09. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the period ended February 28, 2009, use the following calculation method. To find the value of your investment on December 19, 2008, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$2.81	$4.29	$4.29	$3.80	$3.31	$2.32

Ending value (after expenses)	$1,007.06	$1,005.58	$1,005.58	$1,006.08	$1,006.57	$1,007.56

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the period from 12/19/08 (commencement of operations), to 2/28/09. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

14

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund’s annualized
expense ratio	1.42%	2.17%	2.17%	1.92%	1.67%	1.17%

Average annualized expense
ratio for Lipper peer group*	1.43%	2.18%	2.18%	1.93%	1.68%	1.18%

* Putnam keeps fund expenses below the Lipper peer group average expense ratio by limiting our fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage/service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect 12b-1 fees. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times; the fund’s expense ratio shown here is annualized data for the period from 12/19/08 (commencement of operations), to 2/28/09, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 12/31/08.

Your fund’s management

Your fund’s Portfolio Managers are Vivek Gandhi and Coo Way Law.

Portfolio management fund ownership

The following table shows how much the fund’s current Portfolio Managers have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of February 28, 2009.

Putnam employee fund ownership

The following table shows the approximate value of investments in the fund and all Putnam funds by Putnam employees as of February 28, 2009. These amounts include investments by the employees’ immediate family members and investments through retirement and deferred compensation plans.

	Assets in the fund	Total assets in all Putnam funds

Putnam employees	$13,000	$311,000,000

Other Putnam funds managed by the Portfolio Managers

Vivek Gandhi and Coo Way Law may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

15

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Morgan Stanley Capital International (MSCI) World Telecommunications Services Index is a free float-adjusted market-capitalization weighted index that is designed to measure the equity market performance of developed markets in the telecommunications sector.

Morgan Stanley Capital International (MSCI) World Index is an unmanaged index of equity securities from developed countries.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

16

Trustee approval of management contract

General conclusions

In October 2008, the Putnam funds’ Board of Trustees, which oversees the management of each Putnam fund, approved, for an initial term of two years, your fund’s management contract with Putnam Investment Management (“Putnam Management”); the sub-management contract, in respect of your fund, between Putnam Management’s affiliate, Putnam Investments Limited (“PIL”), and Putnam Management; and the sub-advisory contract, in respect of your fund, among The Putnam Advisory Company (“PAC”), PIL and Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requested and evaluated all information it deemed reasonably necessary under the circumstances. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the initial execution of your fund’s management, sub-management and sub-advisory contracts, effective October 17, 2008. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL and PAC as separate entities, except as otherwise indicated below, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the proposed fee schedule for your fund represented reasonable compensation in light of the nature and quality of the services to be provided to the fund, the fees paid by competitive funds and comparable Putnam funds, and the costs expected to be incurred by Putnam Management in providing such services, and

• That this fee schedule would represent an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at anticipated future asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the application of certain expense reductions and waivers and other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund were considered in light of fee arrangements for the other Putnam funds, which are the result of many years of review and discussion between the Independent Trustees and Putnam Management, and that the Trustees’ conclusions may be based, in part, on their consideration of these arrangements for other Putnam funds in the current and prior years.

Management fee schedules and
categories; total expenses

The Trustees considered your fund’s proposed management fee schedule, including fee levels and breakpoints. The

17

Trustees considered Putnam Management’s representation that investment research and portfolio management for your fund would be particularly labor-intensive, given the breadth of the global investment universe and the increased risks associated with investing in particular groups of industries. The Trustees also noted that the proposed fee schedule was consistent with the current fee schedules of other Putnam international funds, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for funds in your fund’s Lipper category. The Trustees also noted that expense ratios for a number of Putnam funds were currently being controlled by expense limitations initially implemented in January 2004. The Trustees have received a commitment from Putnam Management and its parent company to continue this program of expense limitations for all Putnam funds through at least June 30, 2009, and, for your fund, through at least August 31, 2009 (the end of its first fiscal year). These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders of the Putnam funds well since its inception.

• Economies of scale. Under its management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, if the fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure for the Putnam funds during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule proposed for your fund represented an appropriate sharing of economies of scale at projected asset levels.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ decision to approve your fund’s initial management contract with Putnam Management. The Trustees are assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which generally meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

Because your fund was not yet operational, the Trustees were not able to consider your fund’s recent performance prior to their initial approval of your fund’s management, sub-management and sub-advisory contracts.

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Brokerage and soft-dollar allocations;
other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered changes made in 2008, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy, which expanded the permitted categories of brokerage and research services payable with soft dollars and increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ review of your fund’s initial management contract arrangements also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the investor servicing agreement with Putnam Fiduciary Trust Company, each of which provides benefits to affiliates of Putnam Management.

Comparison of retail and institutional
fee schedules

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the Putnam funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Approval of the Sub-Management
Contract between Putnam
Management and Putnam
Investments Limited and the
Sub-Advisory Contract among
Putnam Management, Putnam
Investments Limited andThe
Putnam Advisory Company

In October 2008, the Trustees approved a sub-management contract between Putnam Management and PIL in respect of your fund, under which PIL’s London office would manage a separate portion of the assets of the fund. Also in October 2008, the Trustees approved a sub-advisory contract among Putnam Management, PIL and PAC in respect of your fund, under which PAC’s Tokyo branch would begin providing non-discretionary investment services and its Singapore branch would

19

begin providing discretionary investment management services for your fund. The Contract Committee reviewed information provided by Putnam Management, PIL and PAC and, upon completion of this review, recommended, and the Independent Trustees and the full Board of Trustees approved, the sub-management and sub-advisory contracts in respect of your fund, effective October 17, 2008.

The Trustees considered numerous factors they believed relevant in approving your fund’s sub-management and sub-advisory contracts, including Putnam Management’s belief that the interest of shareholders would be best served by utilizing investment professionals in PIL’s London office and PAC’s Tokyo and Singapore offices to manage a portion of your fund’s assets and PIL’s and PAC’s expertise in managing assets invested in European and Asian markets, respectively. The Trustees also considered that applicable securities laws require a sub-advisory relationship among Putnam Management, PIL and PAC in order for Putnam’s investment professionals in London, Tokyo and Singapore to be involved in the management of your fund. The Trustees noted that Putnam Management, and not your fund, would pay the sub-management fee to PIL for its services, that Putnam Management and/or PIL, but not your fund, would pay the sub-advisory fee to PAC for its services, and that the sub-management and sub-advisory relationships with PIL and PAC, respectively, will not reduce the nature, quality or overall level of service provided to your fund.

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Other information for shareholders

Important notice regarding delivery
of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2008, are available in the Individual Investors section of putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

21

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings —from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

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The fund’s portfolio 2/28/09 (Unaudited)

COMMON STOCKS (97.6%)*	Shares	Value

Cable television (3.7%)
Rogers Communications Class B (Canada)	4,072	$95,978

		95,978
Regional Bells (25.3%)
AT&T, Inc.	15,038	357,453

Qwest Communications International, Inc.	5,853	19,842

Verizon Communications, Inc.	10,018	285,814

		663,109
Telecommunications (48.4%)
America Movil SAB de CV ADR Ser. L (Mexico)	1,229	31,315

China Unicom Hong Kong, Ltd. (Hong Kong)	28,000	24,741

Embarq Corp.	2,577	90,118

France Telecom SA (France)	7,421	167,653

KDDI Corp. (Japan)	15	78,092

Koninklijke (Royal) KPN NV (Netherlands)	10,425	134,647

MobileOne Asia, Ltd. (Singapore)	17,000	17,094

Mobistar SA (Belgium)	481	29,877

NTT DoCoMo, Inc. (Japan)	56	87,401

Singapore Telecommunications, Ltd. (Singapore)	17,000	26,795

Sprint Nextel Corp. †	9,478	31,183

Telefonica SA (Spain)	6,939	129,417

Telstra Corp., Ltd. (Australia)	14,940	34,012

Telus Corp. (Canada)	1,036	27,683

Vodafone Group PLC (United Kingdom)	204,423	363,436

		1,273,464
Telephone (20.2%)
Belgacom SA (Belgium)	2,292	75,267

Deutsche Telekom AG (Germany)	9,652	117,017

Hellenic Telecommunication Organization (OTE) SA (Greece)	4,696	61,393

Nippon Telegraph & Telephone (NTT) Corp. (Japan)	2,500	106,938

Swisscom AG (Switzerland)	432	129,886

Telephone and Data Systems, Inc.	1,321	38,966

		529,467
Total common stocks (cost $2,975,181)		$2,562,018

SHORT-TERM INVESTMENTS (3.3%)*	Shares	Value

Federated Prime Obligations Fund	87,761	$87,761

Total short-term investments (cost $87,761)		$87,761

TOTAL INVESTMENTS

Total investments (cost $3,062,942)		$2,649,779

* Percentages indicated are based on net assets of $2,624,359.

† Non-income-producing security.

ADR after the name of a foreign holding stands for American Depository Receipts representing ownership of foreign securities on deposit with a custodian bank.

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DIVERSIFICATION BY COUNTRY

Distribution of investments by country of issue at February 28, 2009 (as a percentage of Portfolio Value):

United States	34.3%	Germany	4.4%

United Kingdom	13.7	Belgium	4.0

Japan	10.3	Greece	2.3

France	6.3	Singapore	1.7

Netherlands	5.1	Australia	1.3

Switzerland	4.9	Mexico	1.2

Spain	4.9	Hong Kong	0.9

Canada	4.7	Total	100.0%

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. The Standard establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of February 28, 2009:

Valuation inputs	Investments in securities	Other financial instruments

Level 1	$1,066,113	$—

Level 2	1,583,666	—

Level 3	—	—

Total	$2,649,779	$—

Other financial instruments include futures, written options, TBA sale commitments, swaps and forward contracts which are valued at the unrealized appreciation/(depreciation) on the instrument.

The accompanying notes are an integral part of these financial statements.

24

Statement of assets and liabilities 2/28/09 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $3,062,942)	$2,649,779

Dividends, interest and other receivables	120

Receivable for shares of the fund sold	214

Receivable for securities sold	12,190

Receivable from Manager (Note 2)	42,213

Unamortized offering costs (Note 1)	64,788

Total assets	2,769,304

LIABILITIES

Payable to custodian (Note 2)	23,543

Payable for investor servicing fees (Note 2)	2,534

Payable for custodian fees (Note 2)	2,198

Payable for Trustee compensation and expenses (Note 2)	636

Payable for administrative services (Note 2)	3,000

Payable for distribution fees (Note 2)	1,115

Payable for offering costs (Note 1)	80,301

Payable for reports to shareholders	12,344

Payable for auditing fees	12,099

Other accrued expenses	7,175

Total liabilities	144,945

Net assets	$2,624,359

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1, 4 and 5)	$3,042,024

Undistributed net investment income (Note 1)	4,684

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(9,229)

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(413,120)

Total — Representing net assets applicable to capital shares outstanding	$2,624,359

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($2,564,315 divided by 297,674 shares)	$8.61

Offering price per class A share (100/94.25 of $8.61)*	$9.14

Net asset value and offering price per class B share ($14,280 divided by 1,660 shares)**	$8.60

Net asset value and offering price per class C share ($8,603 divided by 1,000 shares)**	$8.60

Net asset value and redemption price per class M share ($8,607 divided by 1,000 shares)	$8.61

Offering price per class M share (100/96.50 of $8.61)*	$8.92

Net asset value, offering price and redemption price per class R share
($8,612 divided by 1,000 shares)	$8.61

Net asset value, offering price and redemption price per class Y share
($19,942 divided by 2,313 shares)	$8.62

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

25

Statement of operations
For the period 12/19/08 (commencement of operations) to 2/28/09 (Unaudited)

INVESTMENT INCOME

Dividends	$11,652

Interest	1,006

Total investment income	12,658

EXPENSES

Compensation of Manager (Note 2)	3,909

Investor servicing fees (Note 2)	2,534

Custodian fees (Note 2)	2,210

Trustee compensation and expenses (Note 2)	3,494

Administrative services (Note 2)	3,000

Distribution fees — Class A (Note 2)	1,369

Distribution fees — Class B (Note 2)	20

Distribution fees — Class C (Note 2)	18

Distribution fees — Class M (Note 2)	14

Distribution fees — Class R (Note 2)	9

Amortization of offering costs (Note 1)	15,921

Reports to shareholders	12,344

Auditing	12,099

Legal	4,000

Other	3,176

Fees reimbursed by Manager (Note 2)	(56,141)

Total expenses	7,976

Expense reduction (Note 2)	(2)

Net expenses	7,974

Net investment income	4,684

Net realized loss on investments (Notes 1 and 3)	(9,204)

Net realized loss on foreign currency transactions (Note 1)	(25)

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	43

Net unrealized depreciation of investments during the period	(413,163)

Net loss on investments	(422,349)

Net decrease in net assets resulting from operations	$(417,665)

The accompanying notes are an integral part of these financial statements.

26

Statement of changes in net assets

DECREASE IN NET ASSETS	For the period 12/19/08
(commencement of operations)
to 2/28/09*

Operations:
Net investment income	$4,684

Net realized loss on investments and foreign currency transactions	(9,229)

Net unrealized depreciation of investments and assets
and liabilities in foreign currencies	(413,120)

Net decrease in net assets resulting from operations	(417,665)

Increase from capital share transactions (Note 4)	42,024

Total decrease in net assets	(375,641)

NET ASSETS

Beginning of period (Note 5)	3,000,000

End of period (including undistributed net investment income of $4,684)	$2,624,359

* Unaudited

The accompanying notes are an integral part of these financial statements.

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Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:							RATIOS AND SUPPLEMENTAL DATA:

			Net realized						Ratio of net
	Net asset value,		and unrealized	Total from				Ratio of expenses	investment income
	beginning	Net investment	gain (loss) on	investment	Net asset value,	Total return at net	Net assets, end of	to average	(loss) to average	Portfolio
Period ended	of period	income (loss) [a,b,c]	investments	operations	end of period	asset value (%) [d]	period (in thousands)	net assets (%) [b,e]	net assets (%) [b,c]	turnover (%)

Class A
February 28, 2009 **†	$10.00	.02	(1.41)	(1.39)	$8.61	(13.90) *	$2,564	.28 *	.17 *	5.95 *

Class B
February 28, 2009 **†	10.00	— [f]	(1.40)	(1.40)	8.60	(14.00) *	14	.43 *	— *[f]	5.95 *

Class C
February 28, 2009 **†	10.00	— [f]	(1.40)	(1.40)	8.60	(14.00) *	9	.43 *	.02 *	5.95 *

Class M
February 28, 2009 **†	10.00	.01	(1.40)	(1.39)	8.61	(13.90) *	9	.38 *	.07 *	5.95 *

Class R
February 28, 2009 **†	10.00	.01	(1.40)	(1.39)	8.61	(13.90) *	9	.33 *	.12 *	5.95 *

Class Y
February 28, 2009 **†	10.00	.01	(1.39)	(1.38)	8.62	(13.80) *	20	.23 *	.09 *	5.95 *

* Not annualized.

** Unaudited.

† For the period December 19, 2008 (commencement of operations) to February 28, 2009.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amount (Note 2):

Percentage of
average net assets

February 28, 2009	1.99%

c Reflects dividends received by the fund from two issuers which amounted to the following amounts:

		Percentage of
	Per share	average net assets

Class A	$0.04	0.39%

Class B	0.03	0.37

Class C	0.04	0.39

Class M	0.04	0.39

Class R	0.04	0.39

Class Y	0.02	0.26

d Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

e Includes amounts paid through expense offset arrangements (Note 2).

f Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

28	29

Notes to financial statements 2/28/09 (Unaudited)

Note 1: Significant accounting policies

Putnam Global Telecommunications Fund (the “fund”) is a non-diversified series of Putnam Funds Trust (the “trust”), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek capital appreciation by investing mainly in common stocks of companies worldwide in the telecommunication industries that Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam Investments, LLC, believes have favorable investment potential. The fund concentrates its investments in one sector, which involves more risk than a fund that invests more broadly.

The fund offers class A, class B, class C, class M, class R and class Y shares. The fund began offering each class of shares on December 19, 2008. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At February 28, 2009, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation which Putnam Management does not believe accurately reflects the security’s fair value, the security

30

will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

C) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

D) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (“FIN 48”). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

The aggregate identified cost on a tax basis is $3,062,942, resulting in gross unrealized appreciation and depreciation of $9,223 and $422,386, respectively, or net unrealized depreciation of $413,163.

E) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

F) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund

31

or the nature of the services performed and relative applicability to each fund.

G) Offering costs The offering costs of $80,709 are being fully amortized on a straight-line basis over a twelve-month period. The fund will reimburse Putnam Management for the payment of these expenses.

Note 2: Management fee, administrative
services and other transactions

The fund pays Putnam Management for management and investment advisory services monthly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, 0.43% of the next $5 billion, 0.42% of the next $5 billion, 0.41% of the next $5 billion, 0.40% of the next $5 billion, 0.39% of the next $5 billion, 0.38% of the next $8.5 billion, and 0.37% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through August 31, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage/service arrangements that may reduce fund expenses. For the period ended February 28, 2009, Putnam Management waived $56,141 of its management fee from the fund.

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (“PAC”), an affiliate of Putnam Management, is authorized by the Trustees to manage and provide investment recommendations with respect to a portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets managed and 0.10% of the average net assets of the portion of the fund’s assets for which PAC provides investment recommendations.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets were provided by State Street Bank andTrust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Prior to December 31, 2008, these services were provided by Putnam Investor Services, a division of Putnam Fiduciary Trust Company (“PFTC”), which is an affiliate of Putnam Management. Putnam Investor Services, Inc. and Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. The amounts incurred for investor servicing agent functions provided by affiliates of Putnam Management during the period ended February 28, 2009 are included in Investor servicing fees in the Statement of operations.

Under the custodian contract between the fund and State Street, the custodian bank has a lien on the securities of the fund to the extent permitted by the fund’s investment restrictions to cover any advances made by the custodian bank for the settlement of securities purchased by the fund. At February 28, 2009, the payable to the custodian bank represents the amount due for cash advanced for the settlement of securities purchased.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. For the period ended February 28, 2009, the fund’s expenses were reduced by $2 under the expense offset arrangements.

Each independentTrustee of the fund receives an annual Trustee fee, of which $257, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and

32

industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services asTrustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the period ended February 28, 2009, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies in net commissions from the sale of class A and class M shares, respectively, and received no monies in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the period ended February 28, 2009, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the period ended February 28, 2009, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $3,146,805 and $162,420, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At February 28, 2009, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	For the period 12/19/08 (commencement
	of operations) to 2/28/09

Class A	Shares	Amount

Shares sold	2,674	$24,372

Shares issued in connection with reinvestment	—	—
of distributions

	2,674	24,372

Shares repurchased	—	—

Net increase	2,674	$24,372

33

For the period 12/19/08 (commencement
of operations) to 2/28/09

Class B	Shares	Amount

Shares sold	680	$5,822

Shares issued in connection with reinvestment	—	—
of distributions

	680	5,822

Shares repurchased	(20)	(184)

Net increase	660	$5,638

For the period 12/19/08 (commencement
of operations) to 2/28/09

Class C	Shares	Amount

Shares sold	—	$—

Shares issued in connection with reinvestment	—	—
of distributions

	—	—

Shares repurchased	—	—

Net increase	—	$—

For the period 12/19/08 (commencement
of operations) to 2/28/09

Class M	Shares	Amount

Shares sold	—	$—

Shares issued in connection with reinvestment	—	—
of distributions

	—	—

Shares repurchased	—	—

Net increase	—	$—

For the period 12/19/08 (commencement
of operations) to 2/28/09

Class R	Shares	Amount

Shares sold	—	$—

Shares issued in connection with reinvestment	—	—
of distributions

	—	—

Shares repurchased	—	—

Net increase	—	$—

For the period 12/19/08 (commencement
of operations) to 2/28/09

Class Y	Shares	Amount

Shares sold	1,314	$12,018

Shares issued in connection with reinvestment	—	—
of distributions

	1,314	12,018

Shares repurchased	(1)	(4)

Net increase	1,313	$12,014

34

At February 28, 2009, Putnam Investments, LLC owned the following shares:

		Percentage of
	Shares	ownership	Value

Class A	295,000	99.1%	$2,539,950

Class B	1,000	60.2	8,600

Class C	1,000	100.0	8,603

Class M	1,000	100.0	8,607

Class R	1,000	100.0	8,612

Class Y	1,000	43.2	8,620

Note 5: Initial capitalization and offering
of shares

The fund was established as series of the trust on December 19, 2008. Prior to December 19, 2008, the fund had no operations other than those related to organizational matters, including as noted below, the initial capital contributions and issuance of shares:

	Capital	Shares
	contribution	issued

Class A	$2,950,000	295,000

Class B	10,000	1,000

Class C	10,000	1,000

Class M	10,000	1,000

Class R	10,000	1,000

Class Y	10,000	1,000

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months.These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 7: New accounting pronouncement

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”) — an amendment of FASB Statement No. 133, was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about how and why an entity uses derivative instruments and how derivative instruments affect an entity’s financial position. Putnam Management is currently evaluating the impact the adoption of SFAS 161 will have on the fund’s financial statement disclosures.

Note 8: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the funds have unsettled or open transactions will default.

35

Putnam puts your interests first

Putnam has introduced a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit the Individual Investors section at putnam.com for details.

Cost-cutting initiatives

Ongoing expenses will be limited Through June 30, 2009, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund’s industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Lower class B purchase limit To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be refused.)

Improved disclosure

Putnam fund prospectuses and shareholder reports have been revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, turnover comparisons, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts has also been enhanced to alert investors to potential cost savings.

Protecting investors’ interests

Short-term trading fee introduced To discourage short-term trading, which can interfere with a fund’s long-term strategy, a 1% short-term trading fee may be imposed on any Putnam fund shares (other than money market funds) redeemed or exchanged within 7 calendar days of purchase (for certain funds, this fee applies for 90 days).

36

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage 100 mutual funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Charles B. Curtis	Susan G. Malloy
Putnam Investment	Robert J. Darretta	Vice President and
Management, LLC	Myra R. Drucker	Assistant Treasurer
One Post Office Square	Charles E. Haldeman, Jr.
Boston, MA 02109	Paul L. Joskow	Beth S. Mazor
	Elizabeth T. Kennan	Vice President
Investment Sub-Manager	Kenneth R. Leibler
Putnam Investment Limited	Robert E. Patterson	James P. Pappas
57–59 St James’s Street	George Putnam, III	Vice President
London, England SW1A 1LD	Robert L. Reynolds
	Richard B. Worley	Francis J. McNamara, III
Investment Sub-Advisor		Vice President and
The Putnam Advisory	Officers	Chief Legal Officer
Company, LLC	Charles E. Haldeman, Jr.
One Post Office Square	President	Robert R. Leveille
Boston, MA 02109		Vice President and
	Charles E. Porter	Chief Compliance Officer
Marketing Services	Executive Vice President,
Putnam Retail Management	Principal Executive Officer,	Mark C. Trenchard
One Post Office Square	Associate Treasurer and	Vice President and
Boston, MA 02109	Compliance Liaison	BSA Compliance Officer

Custodian	Jonathan S. Horwitz	Judith Cohen
State Street Bank and	Senior Vice President	Vice President, Clerk and
Trust Company	and Treasurer	Assistant Treasurer

Legal Counsel	Steven D. Krichmar	Wanda M. McManus
Ropes & Gray LLP	Vice President and	Vice President, Senior Associate
	Principal Financial Officer	Treasurer and Assistant Clerk
Trustees
John A. Hill, Chairman	Janet C. Smith	Nancy E. Florek
Jameson A. Baxter,	Vice President, Principal	Vice President, Assistant Clerk,
Vice Chairman	Accounting Officer and	Assistant Treasurer and
Ravi Akhoury	Assistant Treasurer	Proxy Manager

This report is for the information of shareholders of Putnam Global Telecommunications Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Forwarding service requested

SA723 255835 4/09

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: April 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: April 29, 2009

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: April 29, 2009